[PHOTOGRAPH]


[GRAPHIC]


SMITH BARNEY
DIVERSIFIED
STRATEGIC
INCOME FUND


-----------------------------------
ANNUAL REPORT
-----------------------------------


July 31, 1997


[LOGO]  SMITH BARNEY MUTUAL FUNDS
        Investing for your future.
        Every day.(sm)

SMITH BARNEY
DIVERSIFIED STRATEGIC
INCOME FUND
================================================================================

The Smith Barney Diversified Strategic Income Fund seeks high current income through investments in bonds issued by the U.S. Government and its agencies, high-yield corporate bonds and foreign government bond issues.


Smith Barney Diversified Strategic Income Fund's
Average Annual Total Returns Ended
July 31, 1997

                                                   Without Sales Charge*
                                         ---------------------------------------
                                         Class A         Class B         Class C
================================================================================
One-Year                                  11.36%          10.89%          10.92%
--------------------------------------------------------------------------------
Five-Year                                   N/A            7.26             N/A
--------------------------------------------------------------------------------
Since Inception++                          8.53            9.17            7.41
================================================================================

                                                     With Sales Charge**
                                         ---------------------------------------
                                         Class A          Class B        Class C
================================================================================
One-Year                                   6.33%           6.39%           9.92%
--------------------------------------------------------------------------------
Five-Year                                   N/A            7.12             N/A
--------------------------------------------------------------------------------
Since Inception++                          7.48            9.17            7.41
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and C shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

================================================================================
OUR INVESTMENT PHILOSOPHY
================================================================================

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

================================================================================
NASDAQ SYMBOL
================================================================================

                    Class A                      SDSAX
                    Class B                      SLDSX
                    Class C                      SDSIX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................   1

An Interview with Portfolio Managers ......................................   4

Historical Performance ....................................................   7

Smith Barney Diversified Strategic
Income Fund at a Glance ...................................................  10

Schedule of Investments ...................................................  11

Statement of Assets and Liabilities .......................................  19

Statement of Operations ...................................................  20

Statements of Changes in Net Assets .......................................  21

Notes to Financial Statements .............................................  22

Financial Highlights ......................................................  27

Tax Information ...........................................................  31

Independent Auditor's Report ..............................................  32

================================================================================
Shareholder Letter
================================================================================


       [PHOTOGRAPH]                                      [PHOTOGRAPH]
       HEATH B.                                          JAMES E.
       McLENDON                                          CONROY

       Chairman                                          Vice President and
                                                         Investment Officer


       [PHOTOGRAPH]                                      [PHOTOGRAPH]
       JOHN C.                                           SIMON
       BIANCHI, CFA                                      HILDRETH

       Vice President and                                Vice President and
       Investment Officer                                Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Diversified Strategic Income Fund ("Fund") for the year ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

The Fund seeks to provide investors with high current income while minimizing the risk of interest rate and currency fluctuations. The Fund's managers follow a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the Fund's management team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government bonds.

For the year ended July 31, 1997, the Fund's Class A shares had a total return of 11.36% and outperformed the Lehman Brothers Aggregate Bond Index Return of 10.76% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury Bonds, government agency bonds, mortgage-backed securities and corporate bonds.) The Fund distributed income dividends totaling $0.67 per Class A share over the past year. Based on the Fund's net asset value of $8.01 as of July 31, 1997, this equates to an annualized dividend yield of 8.36%. As of July 31, 1997, the Fund's allocation was 35.5% in foreign government bonds, 19.7% in high-yield corporate bonds and 38% in U.S. government and mortgage-backed securities. Following are brief summaries of the economic and market conditions that affected the Fund's three major sectors during the past fiscal year.


U.S. Government and Mortgage-Backed Securities

The U.S. economy continued to grow vigorously during 1997. An annualized rate of increase in the Gross Domestic Product ("GDP") of 5.6% for the first quarter of 1997 came on the heels of an already brisk 3.8% annualized GDP growth for the fourth quarter of 1996. This increase raised concerns from many investors that the Federal Reserve Board ("Fed") would be forced to raise short-term interest rates. The Fed has stated that it considers an annual economic growth rate of approximately 2.0% or 2.5% to be the limit the U.S. economy can absorb without increasing inflationary pressures. As a result of the unexpected strength in the U.S. economy, the Fed raised the federal-funds rate by 25 basis points, or 0.25%, at its March 1997 meeting. (The federal-funds rate is the interest rate banks charge each other for overnight


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 1
loans and a closely watched indicator of the direction of interest rates.) The Fed's monetary policy remain unchanged during its summer meetings.

Despite robust growth and historically low unemployment, inflationary pressures have been nearly absent in the U.S. economy. In fact, the cost of manufactured goods has been declining and consumer prices have risen at less than a 2% annual rate so far this year, as represented by the Producers Price Index and the Consumers Price Index, respectively.

Other significant factors that have affected the bond market during the year include:

o The re-election of President Clinton and the continuing Republican majority in Congress that was positively received by the financial markets.

o The U.S. government passing a balanced budget accord that limits government spending.

o Recent elections in France that restored the Socialists to power have heightened anxiety over the ultimate fate of European Monetary Union ("EMU").

o The handover of Hong Kong to China in July that was viewed favorably by the investment community.


High Yield Corporate Bonds

The high yield bond market has continued to rally on strong demand from both institutional investors and retail mutual funds. Given strong market conditions, we have seen a record amount of new high yield issuance (more than $60 billion) during the first seven months of this year, and we expect this trend to continue over the remainder of 1997. There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. Traditional open-end high yield mutual funds have had more than $11 billion of cash inflows over the first seven months of 1997, not to mention the roughly $5 billion of dividends that were reinvested in additional mutual fund shares.

This strong demand has helped many high yield bonds appreciate to fully valued levels relative to U.S. Treasuries. Besides the significant amount of capital being invested into the market, the moderate growth and low inflation of the U.S. economy have also supported the high yield bond market. Moreover, the historically high valuations of the U.S. stock market have enabled a number of companies to issue stock to further bolster their balance sheets.

In addition, the banking system remains highly liquid, enabling it to accommodate high yield borrowers. Consequently, high yield bond default rates remain at the low end of their historical range at approximately 1.5% per year for the past two years. As long as overall economic and market conditions remain relatively benign, high-yield bond spreads should remain at this same low end of their historical range. Because of these positive fundamental factors, we do not believe the high yield market is becoming any more speculative. However, we are naturally becoming increasingly more sensitive to the possibility for disappointment and underperformance among select individual issues.

If the economy were to reaccelerate and cause the Fed to actively raise short-term interest rates to slow economic momentum, we could expect the high yield bond market to be negatively affected along with other financial markets. In light of the non-inflationary economic growth in the second quarter, we do not believe the Fed will need to raise interest rates unless the U.S. economy begins to accelerate in the third or fourth quarter of 1997. Nevertheless, we believe that selectivity has become increasingly more important when making investment decisions, especially given the high yield market's fully valued levels and the potential for disappointment among individual companies.


Foreign Government Securities

After the steady gains witnessed during the year in the latter part of 1996, the global bond market returns were generally mixed during the first quarter of 1997. Several factors became increasingly prominent in


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders
determining overall global government bond performance. First and most important, the Fed's decision to raise official interest rates, although widely discounted, signaled a halt to rising bond prices around the globe.

The U.S. dollar proved to be the main beneficiary of the widening interest rate differential between North America and the rest of the world, creating large losses in unhedged bond returns in U.S. dollars. The Portfolio's foreign bond holdings were partially hedged over the period. As a result, a portion of these funds' securities were immunized from losses due to falling exchange rates versus the dollar.

In Europe, investors generally believed that interest rates had bottomed in the core economies of Germany, France and the United Kingdom, and the prospect of a shift to higher official interest rates remained remote. Moreover, in the case of the Southern European and Scandinavian economies it seemed likely that there was still room for further monetary easing, given the improving inflation outlook and the ongoing impetus towards an EMU. There was some profit-taking across the board in some of the higher-yielding bond markets and currencies that was triggered by concern that the EMU criteria for admission could not be realistically met before the 1999 deadline.

After the broad sell-off that occurred in the first quarter of the year, the global bond markets saw a revival during the second quarter that took the yield on the benchmark ten-year U.S. Treasury bond back to around 6.5%. In Europe, yields also fell across the Continent with the benchmark German government bond yield falling to 5.6%. The Japanese government bond market was alone in generating a relatively poor return, registering a slightly negative total return over the last year.

During the past year, we have slowly reduced the Fund's targeted exposure to high yield bonds from 30% to 19% and increased exposure to its mortgage-backed securities from 25% to 38%. Given our expectations for continued volatility in most foreign markets, we also reduced investments in global government bonds from 45% to 35% while at the same time increasing the Fund's U.S. dollar hedge from 50% to 70% of foreign holdings. At any given time during this period, allocations may temporarily be above or below the agreed upon target.

Overall, the Fund benefitted from the strong performance of high yield corporate bonds and the relatively competitive performance of U.S. Treasury and U.S. government bonds. However, the Fund's performance was somewhat penalized by volatility in global bond markets.


Market Outlook

In the coming months, we expect the U.S. economy to continue along its present path of moderate growth with a relative absence of inflationary pressure. As a result, we also expect interest rates to continue to decline and the yield on the benchmark 30 year U.S. Treasury to fall to around 6%. These nearly ideal conditions in the U.S. economy should also benefit all the asset classes previously discussed. On a more somber note, we are saddened by the loss of two outstanding business leaders and Trustees of the Fund: Antoinette C. Bentley and Madelon De Voe Talley. Their knowledge and wisdom will be missed.

In closing, we thank you investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                    /s/ James E. Conroy

Heath B. McLendon                        James E. Conroy
Chairman                                 Vice President and
                                         Investment Officer



/s/ John C. Bianchi                      /s/ Simon Hildreth

John C. Bianchi, CFA                     Simon Hildreth
Vice President and                       Vice President and
Investment Officer                       Investment Officer


September 19, 1997


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 3

================================================================================
An Interview with Portfolio Managers
Jim Conroy, John C. Bianchi and Simon Hildreth
================================================================================

Jim Conroy is a Managing Director of Smith Barney and is the lead Portfolio Manager of the Smith Barney Diversified Strategic Income Fund, heading the U.S. government mortgage-backed securities portion of the Fund. Jim is responsible for managing roughly $4 billion in government and mortgage-backed security mutual fund assets for Smith Barney. He joined the firm in 1983 and since then has served as head of Taxable Fixed Income Management. Prior to 1983 he was associated with Equitable Asset Management as a portfolio manager. He holds a B.A. in Economics from Muhlenberg College.

John C. Bianchi, CFA, is a Managing Director and Portfolio Manager of the Smith Barney Diversified Strategic Income Fund heading the high yield securities portion of the Fund. He has over 18 years of Wall Street experience, the lion's share of which has been at Smith Barney. John manages more than $3.5 billion in high yield assets for Smith Barney. He holds a B.A. in English from Seton Hall University and an M.B.A. in Finance from Fairleigh Dickinson University.

Simon Hildreth is a Portfolio Manager of the Smith Barney Diversified Strategic Income Fund heading the foreign government bond portion of the Fund. Simon joined Smith Barney Global Capital Management Inc. in 1994 as Managing Director and Senior Global Fixed Income Portfolio Manager. He was previously Director of Mercury Asset Management (the largest U.K. Fund Management house, with approximately $90 billion under management) where he had seven years' experience managing multi-currency bond portfolios, with particular emphasis on non-U.S. bonds and currencies.

Jim, how would you describe the Fund?

Jim: The Diversified Strategic Income Fund is an intermediate-term diversified bond fund that seeks high current income by investing in U.S. Treasuries and mortgage-backed bonds, foreign government bonds and high yield bonds that are limited to a maximum of 35% of portfolio assets by prospectus.

With regard to your total-return emphasis, how do you select investments for the Fund?

Jim: In terms of investment style, the first priority is to determine who the people are who invest in our Fund. We allocate assets based on analysis of current economic and market conditions, taking into account the relative income opportunities and risks within each of the fixed-income sectors in which the Fund invests.

We always keep the investor in mind when we make investment decisions. We can make decisions that we think may be right in terms of the market, but if we are wrong it's the shareholder who pays the price. So we typically stay away from "riskier" types of securities. Instead, we take a very generic approach to the marketplace. We tend to favor straightforward securities. We look at economic growth, investor perceptions of the economy, inflation and political developments throughout the world.

Then we analyze technical aspects of the market. Technical analysis takes into account such things as market liquidity and day-to-day trading volume. We try to analyze every one of our competitors and understand what they are doing. In business, you could be the brightest person in the world and hard working and still not do well. If you don't understand the competition and what they are doing, you may be behind the eight ball. The best portfolio managers in this business today are those who understand what makes the marketplace tick.

Simon: On the global government side, we use a unique investment process that incorporates in-depth fundamental economic analysis of the 15 major world government bond markets. That's step one. Our second step incorporates a high component of quantitative analytical techniques that enable us to fashion and arrive at an optimal portfolio, given our forecast for currencies and interest rates around the world.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

Simon, how do you decide what countries to invest in?

Simon: The country allocation in the non-dollar component is determined through our quantitative processes. We use computer technology to determine the respective weights that we should apply toward various global regions.

Given the turbulence in many markets around the world, how can investors minimize volatility in their portfolios?

Jim: One of the most effective ways to minimize portfolio volatility is to diversify broadly across regions, asset classes and currencies. Because market and economic conditions are constantly changing, finding the most appropriate mix is often complicated. With the Diversified Strategic Income Fund, we closely monitor these conditions and adjust the Fund accordingly. We firmly believe that diversification is key to minimizing risk.

John: I agree with Jim. I would also add that investors should start paying more attention to the risks they maybe assuming in the stock market. Instead of adding more money to equities, investors may want to consider taking a fresh look at fixed-income securities. High-yield corporate bonds can be a good defensive strategy. Although high-yield bonds are not a low-risk investment, these securities are typically not as risky as stocks. In today's highly valued stock market, high-yield corporate bonds are paying an average of 9% to 11%. While high-yield bond prices can also decline in a down market, they generally decline less than equities.

Simon: The benefit of global diversification lies in the fact that global economies are usually not in sync. For example, the U.S. can be booming with the threat of higher official interest rates, while Europe can be barely recovering from recession with the possibility of lower interest rates. Therefore, the ability to diversify risk around the globe enables us as an investment team to constantly look for much more attractive opportunities on a macro economic level. That is a compelling argument for global bond diversification.

In recent months, U.S. interest rates have been declining. Do you feel this trend is sustainable?

Jim: We currently believe that U.S. interest rates are going lower. Investors have been somewhat apprehensive, because everybody keeps talking about this economy that all of a sudden is going to start growing again. We personally do not think that is going to happen.

As a portfolio manager, no matter how strongly you believe that interest rates are going up or down, you always have to look at the other side of the equation and try to prove yourself wrong. We do not want to look only at research that agrees with our thinking. We want to look at contrarian viewpoints to see if we are missing anything.

John: One thing high yield bond investors need to watch for is a slowing economy and interest rates are a good early signal. If the economy begins to slow down, company earnings may come under pressure. That can undermine the stock market and, to a lesser extent, the high yield bond market. If the economy continues to grow full throttle, the Federal Reserve may feel it has to raise interest rates to slow it down. Any meaningful tightening of monetary policy by the Fed could negatively affect the high yield bond market, because higher interest rates often affect profitability and sales growth of companies. However, it's important to note that high-yield corporate bonds can be generally less sensitive to interest rates than other types of bond investments such as U.S. government securities.

Simon, what are the advantages of maintaining an office in London rather than in New York?

Simon: Time zone is a primary advantage for global trading. We find it much easier to analyze not only Europe but Far Eastern markets from London. Countries such as Poland, Czechoslovakia and Russia, all fall effectively within our time zone. We also have access to emerging Asian markets right now and it's possible to cover those markets much more effectively from this time zone than from America.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 5

Why did you become portfolio managers?

Jim: I doubt anybody ever dreams of becoming a portfolio manager. I think that anybody who tells you that is kidding themselves. But when I got into the portfolio managing business in 1977, I received a phone call from a friend of mine. He said, "Would you like to get in the bond business?" I said yeah, sure. Though I wanted to be just a trader, I ended up becoming a portfolio manager.

And it's funny, recently somebody at a public seminar asked me where did I go to school to become a portfolio manager. There is no such thing. Portfolio management comes from experience, and you learn in the line of fire. Within six months, people will generally know whether they're going to be successful.

I would say being a portfolio manager is just like being a good golfer. Unless you have patience and realize that every bad shot is going to be followed by some good shots, you will not be a good golfer. Patience applies to being a portfolio manager as well.

Simon: For me, it's the constant challenge. On an intellectual level, the world is a constantly changing, evolving place, and being a global bond portfolio manager in particular gives me an opportunity to witness monumental changes such as possible European Monetary Union, the collapse of the Berlin Wall and the gradual opening of eastern European markets. Moreover, it's a job that's exciting, and each day provides its own challenges and opportunities. I originally took this job because it just absolutely fascinated me. And it still does. And that's one of the surprising things about this sort of business. I've been at it for 15 to 16 years now and yet I still retain the same level of enthusiasm.

John: I've been managing money for more than eighteen years, not because of professional ambition, but because I honestly care about helping investors improve the quality of their lives.

Jim, John and Simon, thanks for spending some time with us today.


--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income         Capital Gain         Return           Total
Year Ended                           of Year          of Year         Dividends       Distributions      of Capital       Returns(1)

====================================================================================================================================

7/31/97                               $7.82            $8.01            $0.67            $0.00             $0.00            11.36%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                7.85             7.82             0.62             0.00              0.05             8.39
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                7.76             7.85             0.48             0.00              0.19            10.35
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                8.41             7.76             0.62             0.10              0.04             1.16
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/93                  8.24             8.41             0.45             0.12              0.00             9.30+
====================================================================================================================================

  Total                                                                 $2.84            $0.22             $0.28
====================================================================================================================================



================================================================================
Historical Performance -- Class B Shares
================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income         Capital Gain         Return           Total
Year Ended                           of Year          of Year         Dividends       Distributions      of Capital       Returns(1)

====================================================================================================================================

7/31/97                               $7.83            $8.03            $0.62            $0.00             $0.00            10.89%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                7.86             7.83             0.57             0.00              0.05             7.80
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                7.76             7.86             0.44             0.00              0.18            10.00
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                8.41             7.76             0.60             0.10              0.03             0.66
------------------------------------------------------------------------------------------------------------------------------------

7/31/93                                8.55             8.41             0.58             0.14              0.00             7.28
------------------------------------------------------------------------------------------------------------------------------------

7/31/92                                7.98             8.55             0.68             0.00              0.07            17.12
------------------------------------------------------------------------------------------------------------------------------------

7/31/91                                8.06             7.98             0.71             0.06              0.09            10.42
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/90                  8.00             8.06             0.40             0.00              0.00             6.00+
====================================================================================================================================

  Total                                                                 $4.60            $0.30             $0.42
====================================================================================================================================



================================================================================
Historical Performance -- Class C Shares
================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income         Capital Gain         Return           Total
Year Ended                           of Year          of Year         Dividends       Distributions      of Capital       Returns(1)

====================================================================================================================================

7/31/97                               $7.81            $8.01            $0.62            $0.00             $0.00            10.92%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                7.84             7.81             0.57             0.00              0.05             7.82
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                7.76             7.84             0.44             0.00              0.18             9.73
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                8.41             7.76             0.60             0.10              0.03             0.66
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/93                  8.36             8.41             0.20             0.03              0.00             3.41+
====================================================================================================================================

  Total                                                                 $2.43            $0.13             $0.26
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 7

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income         Capital Gain         Return           Total
Year Ended                           of Year          of Year         Dividends       Distributions      of Capital       Returns(1)

====================================================================================================================================

7/31/97                               $7.82            $8.00            $0.70            $0.00             $0.00            11.64%
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/96                  7.89             7.82             0.53             0.00              0.05             6.65+
====================================================================================================================================

  Total                                                                 $1.23            $0.00             $0.05
====================================================================================================================================



================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income         Capital Gain         Return           Total
Year Ended                           of Year          of Year         Dividends       Distributions      of Capital       Returns(1)

====================================================================================================================================

7/31/97                               $7.82            $8.01            $0.69            $0.00             $0.00            11.69%
------------------------------------------------------------------------------------------------------------------------------------

7/31/96                                7.85             7.82             0.63             0.00              0.06             8.72
------------------------------------------------------------------------------------------------------------------------------------

7/31/95                                7.76             7.85             0.49             0.00              0.20            10.94
------------------------------------------------------------------------------------------------------------------------------------

7/31/94                                8.41             7.76             0.65             0.10              0.04             1.43
------------------------------------------------------------------------------------------------------------------------------------

Inception* -- 7/31/93                  8.24             8.41             0.47             0.12              0.00             9.47+
====================================================================================================================================

  Total                                                                 $2.93            $0.22             $0.30
====================================================================================================================================


IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


================================================================================
Average Annual Total Return
================================================================================

                                                                                 Without Sales Charge(1)
                                                      ------------------------------------------------------------------------------

                                                      Class A          Class B           Class C           Class Y          Class Z
====================================================================================================================================

Year Ended 7/31/97                                     11.36%           10.89%            10.92%            11.64%           11.69%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 7/31/97                                 N/A             7.26               N/A               N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 7/31/97                              8.53             9.17              7.41             10.13             8.88
====================================================================================================================================


                                                                                  With Sales Charge(2)
                                                      ------------------------------------------------------------------------------

                                                      Class A          Class B           Class C           Class Y          Class Z
====================================================================================================================================

Year Ended 7/31/97                                     6.33%            6.39%             9.92%             11.64%           11.69%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 7/31/97                                N/A             7.12               N/A                N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 7/31/97                             7.48             9.17              7.41              10.13             8.88
====================================================================================================================================



--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/97)                             47.29%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/97)                             94.63
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                             36.68
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                             19.06
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/97)                             49.57
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 9

================================================================================
Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs.
                                           Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                            December 1989 - July 1997

                                 [LINE GRAPH]

                Smith Barney            Lehman Brothers
                Diversified Strategic   Aggregate Bond Index
                Income Fund
Dec  1989           $ 10,000                  $ 10,000
July 1990             10,600                    10,425
July 1991             11,704                    11,541
July 1992             13,707                    13,247
July 1993             14,705                    14,595
July 1994             14,801                    14,609
July 1995             16,281                    16,086
July 1996             17,551                    16,976
July 1997             19,463                    18,804

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                            As of July 31, 1997
================================================================================
 1. Government National Mortgage Association                               24.5%
--------------------------------------------------------------------------------
 2. Federal Home Loan Mortgage Corp.                                        8.7
--------------------------------------------------------------------------------
 3. UK Treasury                                                             5.6
--------------------------------------------------------------------------------
 4. Deutschland Republic                                                    5.6
--------------------------------------------------------------------------------
 5. U.S. Treasury                                                           4.8
--------------------------------------------------------------------------------
 6. Government of Canada                                                    3.9
--------------------------------------------------------------------------------
 7. Morgan Stanley Inc.                                                     3.5
--------------------------------------------------------------------------------
 8. Kingdom of Spain                                                        3.4
--------------------------------------------------------------------------------
 9. CS First Boston Corp.                                                   3.3
--------------------------------------------------------------------------------
10. Republic of Ireland                                                     2.8
--------------------------------------------------------------------------------

* As a percentage of total investments.


Investment Breakdown
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies & Obligations .................................   38.0%
International Bonds ....................................................   35.5%
Corporate Bonds and Notes ..............................................   17.7%
Repurchase Agreements ..................................................    6.8%
Preferred Stock and Warrants ...........................................    2.0%


--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

================================================================================
Schedule of Investments                                            July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
U.S. GOVERNMENT SECTOR -- 38.0%
U.S. Government Agencies & Obligations -- 38.0%
$     10,000,000      U.S. Treasury Notes, 6.500% due 10/15/06                              $   10,305,800
     102,500,000      U.S. Treasury Notes, 6.250% due 2/15/07(a)                               104,039,550
      32,000,000      U.S. Treasury Principal Strips, due 11/15/09                              14,562,560
      48,000,000      U.S. Treasury Principal Strips, due 2/15/15                               16,007,520
             387      Federal Home Loan Mortgage Corp., 10.000% due 7/1/20                             387
      24,884,899      Federal Home Loan Mortgage Corp., 9.000% due 5/1/03
                        through 1/1/23                                                          26,447,916
      65,249,494      Federal Home Loan Mortgage Corp., 8.000% due 1/1/22
                        through 1/1/23                                                          67,431,437
     159,714,589      Federal Home Loan Mortgage Corp. Gold, 9.000% due 4/15/25                169,746,259
          72,017      Government National Mortgage Association, 9.000% due 2/15/21                  76,674
     498,066,232      Government National Mortgage Association, 8.000% due 3/15/25
                        through 3/15/27                                                        514,716,658
     208,036,186      Government National Mortgage Association Platinum, 9.000%
                        due 12/15/17                                                           225,719,262
----------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT SECTOR
                      (Cost -- $1,110,935,203)                                               1,149,054,023
==========================================================================================================

HIGH YIELD SECTOR -- 19.7% CORPORATE BONDS AND NOTES -- 17.7% Aerospace and
Defense -- 0.4%
       4,875,000      Airplanes Pass Through Trust, 10.875% due 3/15/19                          5,777,363
       4,675,000      Howmet Corp., 10.000% due 12/1/03                                          5,054,843
       2,375,000      UNC Inc., 11.000% due 6/1/06                                               2,814,375
----------------------------------------------------------------------------------------------------------
                                                                                                13,646,581
----------------------------------------------------------------------------------------------------------
Banking -- 0.3%
       7,325,000      First Nationwide Holdings, 12.500% due 4/15/03                             8,387,125
----------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable, and Radio -- 3.4%
       1,425,000      All American Communications Inc., 10.875% due 10/15/01                     1,526,531
         475,000      Allbritton Communications Co., 11.500% due 8/15/04                           499,937
       6,775,000      Australis Holdings Pty Ltd., step bond to yield 15.000% due 11/1/02        5,623,250
       3,800,000      Cablevision Systems Corp., 9.875% due 4/1/23                               4,037,500
      10,275,000      Comcast UK Cable, step bond to yield 11.200% due 11/15/07                  7,873,219
       2,675,000      Le Groupe Videotron Ltee., 10.625% due 2/15/05                             2,962,563
       2,150,000      Marcus Cable Operating Co., step bond to yield 13.500% due 8/1/04          1,918,875
                      Rogers Cablesystems Ltd.:
       4,400,000        10.000% due 12/1/07                                                      4,994,000
       5,700,000        11.000% due 12/1/15                                                      6,312,750
                      Rogers Communications Inc.:
       9,875,000        10.875% due 4/15/04                                                     10,442,813
       3,225,000        8.875% due 7/15/07                                                       3,273,375
       7,800,000      RSL Communications Ltd., 12.250% due 11/15/06                              8,482,500
       4,000,000      SCI Television, 11.000% due 6/30/05                                        4,230,000
       6,500,000      SFX Broadcasting, 10.750% due 5/15/06                                      7,320,625
       3,100,000      TV Azteca S.A., 10.500% due 2/15/07(b)                                     3,301,500
      12,325,000      UIH Australia/Pacific Communications Inc.,
                        step bond to yield 14.000% due 5/15/06                                   8,226,938
      10,375,000      United International Holdings, zero coupon due 11/15/99                    8,209,219
       5,375,000      Videotron Holdings PLC, step bond to yield 11.000% due 8/15/05             4,602,343


                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                11

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
Broadcasting - TV, Cable, and Radio -- 3.4% (continued)
$      4,500,000      Videotron Ltee., 10.250% due 10/15/02                                 $    4,803,750
       2,000,000      Wireless One Inc., 13.000% due 10/15/03                                    1,220,000
       2,850,000      Young Broadcasting Inc., 11.750% due 11/15/04                              3,209,813
----------------------------------------------------------------------------------------------------------
                                                                                               103,071,501
----------------------------------------------------------------------------------------------------------
Building/Construction -- 0.0%
       1,000,000      American Builders & Contractors Supply Co., 10.625% due 5/15/07(b)         1,046,250
----------------------------------------------------------------------------------------------------------
Chemicals -- 0.7%
       2,125,000      NL Industries Inc., 11.750% due 10/15/03                                   2,345,469
       2,150,000      Polytama International, 11.250% due 6/15/07                                2,176,875
       6,150,000      PT Polysindo Eka Perkasa, 13.000% due 6/15/01                              7,011,000
       8,350,000      Terra Industries Inc., 10.500% due 6/15/05                                 9,153,688
         875,000      Texas Petrochemical Corp., 11.125% due 7/1/06                                942,813
----------------------------------------------------------------------------------------------------------
                                                                                                21,629,845
----------------------------------------------------------------------------------------------------------
Consumer Durable Goods/Home Furnishings -- 0.2%
       7,475,000      International Semi Tech Microelectronics Inc.,
                          step bond to yield 11.500% due 8/15/03                                 4,840,063
----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.2%
       3,000,000      Alvey Systems Inc., 11.375% due 11/31/03                                   3,112,500
       3,700,000      Interlake Corp., 12.125% due 3/1/02                                        3,871,125
----------------------------------------------------------------------------------------------------------
                                                                                                 6,983,625
----------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.4%
       7,775,000      Calpine Corp., 10.500% due 5/15/06                                         8,494,188
       3,076,281      Midland Funding Corp. I, 10.330% due 7/23/02                               3,368,527
----------------------------------------------------------------------------------------------------------
                                                                                                11,862,715
----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 0.8%
       2,175,000      Celestica International, 10.500% due 12/31/06                              2,368,031
       3,175,000      Graphic Controls Corp., 12.000% due 9/15/05                                3,544,094
                      Unisys Corp.:
       8,500,000        12.000% due 4/15/03                                                      9,371,250
       6,175,000        11.750% due 10/15/04                                                     6,807,938
       2,600,000      Viasystems Inc., 9.750% due 6/1/07(b)                                      2,710,500
----------------------------------------------------------------------------------------------------------
                                                                                                24,801,813
----------------------------------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 0.1%
       3,175,000      Imperial Credit Industries Inc., 9.875% due 1/15/07                        3,182,938
----------------------------------------------------------------------------------------------------------
Food -- 0.2%
       3,800,000      TLC Beatrice International Holdings, 11.500% due 10/1/05                   4,332,000
       2,475,000      Van de Kamp Inc., 12.000% due 9/15/05                                      2,775,094
----------------------------------------------------------------------------------------------------------
                                                                                                 7,107,094
----------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.4%
                      Pathmark Stores Inc.:
       4,500,000        12.625% due 6/15/02                                                      4,618,125
      12,850,000        Step bond to yield 10.750% due 11/1/03                                   8,995,000
----------------------------------------------------------------------------------------------------------
                                                                                                13,613,125
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
Healthcare/Drugs/Hospital Supplies -- 0.7%
$      6,350,000      Magellan Health Services Inc., 11.250% due 4/15/04                    $    7,088,188
       2,800,000      Sun Healthcare Group Inc., 9.500% due 7/1/07                               2,898,000
                      Tenet Healthcare Corp.:
       4,400,000        8.000% due 1/15/05                                                       4,609,000
       5,600,000        8.625% due 1/15/07                                                       5,929,000
       1,700,000      Vencor Inc., 8.625% due 7/15/07(b)                                         1,734,000
----------------------------------------------------------------------------------------------------------
                                                                                                22,258,188
----------------------------------------------------------------------------------------------------------
Hotel/Gaming -- 0.9%
       1,000,000      Aztar Corp., 13.750% due 10/1/04                                           1,150,000
       1,600,000      Boyd Gaming Corp., 9.500% due 7/15/07(b)                                   1,620,000
       5,375,000      Courtyard by Marriott, 10.750% due 2/1/08                                  5,865,469
       2,300,000      Grand Casinos Inc., 10.125% due 12/1/03                                    2,475,375
                      HMH Properties Inc.:
       4,215,000        9.500% due 5/15/05                                                       4,467,900
       2,100,000        8.875% due 7/15/07(b)                                                    2,173,500
       5,275,000      Mohegan Tribal Gaming Authority, 13.500% due 11/15/02                      6,963,000
       2,000,000      Showboat Inc., 13.000% due 8/1/09                                          2,325,000
----------------------------------------------------------------------------------------------------------
                                                                                                27,040,244
----------------------------------------------------------------------------------------------------------
Leasing -- 0.1%
       2,600,000      Central Transport, Sr. Notes, 9.500% due 4/30/03                           2,775,500
----------------------------------------------------------------------------------------------------------
Leisure/Amusement/Motion Pictures -- 0.1%
       5,275,000      Coleman Escrow Corp., zero coupon due 5/15/01(b)                           3,402,375
----------------------------------------------------------------------------------------------------------
Machinery -- 0.4%
      10,175,000      Terex Corp., 13.250% due 5/15/02                                          11,663,094
----------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.5%
       3,050,000      Echo Bay Mines, 11.000% due 4/1/27                                         2,908,937
       5,425,000      Kaiser Aluminum & Chemical Corp., 12.750% due 2/1/03                       5,913,250
       1,500,000      Russel Metals Inc., 10.250% due 6/15/00                                    1,575,000
       3,410,000      UCAR Global Enterprises Inc., 12.000% due 1/15/05                          3,895,925
----------------------------------------------------------------------------------------------------------
                                                                                                14,293,112
----------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 0.6%
       2,700,000      Clark Oil & Refining Corp., 10.500% due 12/1/01                            2,811,375
       6,500,000      Clark USA, 10.875% due 12/1/05                                             7,052,500
       3,725,000      Santa Fe Energy Resources Inc., 11.000% due 5/15/04                        4,046,281
       4,450,000      United Meridian Corp., 10.375% due 10/15/05                                4,856,063
----------------------------------------------------------------------------------------------------------
                                                                                                18,766,219
----------------------------------------------------------------------------------------------------------
Oil Services -- 0.8%
       3,200,000      DeepTech International Inc., 12.000% due 12/15/00                          3,420,000
       6,950,000      Global Marine Inc., 12.750% due 12/15/99                                   7,297,500
       2,750,000      ICO Inc., 10.375% due 6/1/07(b)                                            2,880,625
       6,525,000      Parker Drilling Corp., 9.750% due 11/15/06                                 7,014,375
       3,625,000      Pride Petroleum Services Inc., 9.375% due 5/1/07                           3,860,625
----------------------------------------------------------------------------------------------------------
                                                                                                24,473,125
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                13

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
Packaging/Containers -- 0.3%
$      2,425,000      Gaylord Container Corp., step bond to yield 12.750% due 5/15/05       $    2,667,500
       5,000,000      Ivex Holdings Corp., step bond to yield 13.250% due 3/15/05                3,968,750
       2,700,000      Vicap SA, 11.375% due 5/15/07(b)                                           2,956,500
----------------------------------------------------------------------------------------------------------
                                                                                                 9,592,750
----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.1%
       4,696,000      American Pad & Paper Co., 13.000% due 11/15/05                             5,488,450
      12,950,000      Indah Kiat International Finance Co., 11.875% due 6/15/02                 14,277,375
       4,825,000      SD Warren Holdings Co., 12.000% due 12/15/04                               5,434,156
       6,750,000      Tjiwi Kimia International Finance Co., 13.250% due 8/1/01                  7,669,688
----------------------------------------------------------------------------------------------------------
                                                                                                32,869,669
----------------------------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.1%
       3,225,000      Envirosource Inc., 9.750% due 6/15/03                                      3,208,875
----------------------------------------------------------------------------------------------------------
Real Estate Development/Investment -- 0.2%
       5,167,000      Trizec Finance Ltd., 10.875% due 10/15/05                                  5,922,674
----------------------------------------------------------------------------------------------------------
Retail -- 0.3%
       7,550,000      Barnes & Noble Inc., 11.875% due 1/15/03                                   8,191,750
----------------------------------------------------------------------------------------------------------
Telephone/Communications -- 4.1%
                      Brooks Fiber Properties:
       8,000,000        Step bond to yield 10.875% due 3/1/06                                    5,970,000
       7,900,000        Step bond to yield 11.875% due 11/1/06                                   5,658,375
      17,150,000      Clearnet Communications Inc., step bond to yield 14.750% due 12/15/05     12,498,063
       7,600,000      Colt Telecom Group PLC, step bond to yield 12.000% due 12/15/06(c)         5,073,000
       3,400,000      Fonorola Inc., 12.500% due 8/15/02                                         3,808,000
       5,175,000      Intelcom Group Inc., step bond to yield 12.500% due 5/1/06                 3,706,594
      12,950,000      Intermedia Communications of Florida,
                        step bond to yield 12.500% due 5/15/06                                   9,615,375
       2,600,000      Iridium LLC/ Capital Corp., 13.000% due 7/15/05(b)(c)                      2,626,000
       6,425,000      Metronet Communications, 12.000% due 8/15/07(c)                            6,874,750
      14,000,000      Millicom International Cellular, step bond to yield 13.500% due 6/1/06    10,517,500
      20,050,000      Nextel Communications Inc., step bond to yield 9.750% due 8/15/04         16,466,063
       9,125,000      Nextlink Communications Inc., 12.500% due 4/15/06                         10,265,625
       9,150,000      Pagemart Inc., step bond to yield 12.250% due 11/1/03                      8,200,688
       4,525,000      Pagemart Nationwide Inc., step bond to yield 15.000% due 2/1/05            3,570,542
       5,100,000      Primus Telecom Group, 11.750% due 8/1/04                                   5,227,500
       2,550,000      Qwest Communications International, 10.875% due 4/1/07(b)                  2,862,375
       5,750,000      Telesystem International Wireless Inc., step bond to yield 13.250%
                        due 6/30/07(b)                                                           3,335,000
       8,800,000      TeleWest Communications PLC, step bond to yield 11.000% due 10/1/07        6,600,000
----------------------------------------------------------------------------------------------------------
                                                                                               122,875,450
----------------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
       5,575,000      Consolidated Cigar Corp., 10.500% due 3/1/03                               5,853,750
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
Transportation/Shipping -- 0.2%
$      6,800,000      Sea Containers Ltd. Series A, 12.500% due 12/1/04                     $    7,709,500
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $504,676,946)                                                   541,068,950
==========================================================================================================

     SHARES                                           SECURITY                                    VALUE
==========================================================================================================
PREFERRED STOCK -- 2.0%
Automobile/Auto Parts/Truck Manufacturing -- 0.3%
         169,800      Navistar International Corp., Series G, Convertible until 12/31/49        10,230,450
----------------------------------------------------------------------------------------------------------
Banking -- 0.1%
         121,000      California Federal Preferred Capital Corp., Series A, Exchangeable         3,191,375
----------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable, and Radio -- 0.9%
          22,920      Time Warner Inc., Series M                                                26,186,100
----------------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 0.0%
          88,518      Avatex Corp., Series A, Exchangeable(d)                                      802,194
----------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
           1,502      K-III Communications Corp., Series B, Exchangeable                           159,493
----------------------------------------------------------------------------------------------------------
Telephone/Communications -- 0.7%
          16,457      Panamsat Corp., Exchangeable                                              19,748,400
----------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost -- $57,070,638)                                                     60,318,012
==========================================================================================================

WARRANTS -- 0.0%
Broadcasting - TV, Cable, and Radio -- 0.0%
           6,775      Australis Holdings, Expire 10/30/01(b)(d)                                        203
           7,800      RSL Communications Ltd., Expire 11/15/06(d)                                   46,800
           6,000      Wireless One Inc., Expire 10/19/00(d)                                          6,000
----------------------------------------------------------------------------------------------------------
                                                                                                    53,003
----------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
           8,500      SD Warren Holdings Co., Expire 12/15/06(b)(d)                                110,500
----------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.0%
          56,595      Clearnet Communications Inc., Expire 9/15/05(d)                              311,273
           6,775      Nextel Communications Inc., Expire 5/23/99(d)                                     68
          42,090      Pagemart Inc., Expire 12/31/03(d)                                            263,063
          19,250      Pagemart Nationwide Inc., Expire 11/30/03(b)(d)                              185,281
----------------------------------------------------------------------------------------------------------
                                                                                                   759,685
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $431,228)                                                           923,188
==========================================================================================================

                      TOTAL HIGH YIELD SECTOR
                      (Cost -- $562,178,812)                                                   602,310,150
==========================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                15

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT+                                          SECURITY                                    VALUE
==========================================================================================================
INTERNATIONAL SECTOR -- 35.5%
BONDS -- 35.5%
Argentina -- 0.1%
       3,000,000      Argentina Discount Series L, 6.875% due 3/31/23(e)                    $    2,701,890
----------------------------------------------------------------------------------------------------------
Australia -- 3.4%
      60,000,000      Australian Government, 7.500% due 7/15/05                                 48,165,859
      66,000,000      Queensland Treasury Corp., 8.000% due 5/14/03                             53,388,202
----------------------------------------------------------------------------------------------------------
                                                                                               101,554,061
----------------------------------------------------------------------------------------------------------
Austria -- 0.2%
       8,000,000      Oesterreichische Kontrollbank, 10.250% due 7/27/99                         6,363,044
----------------------------------------------------------------------------------------------------------
Brazil -- 0.1%
       3,000,000      Banco Nac Desen, 10.375% due 4/27/98                                       3,041,673
----------------------------------------------------------------------------------------------------------
Canada -- 4.5%
         456,000      Algoma Steel Inc., 12.375% due 7/15/05                                       529,530
                      Government of Canada:
      20,000,000        7.000% due 9/1/01                                                       15,475,329
      30,000,000        9.000% due 12/1/04                                                      26,093,619
      95,000,000        7.250% due 6/1/07                                                       76,869,860
       5,400,000      International Finance Corp., 7.750% due 8/18/98                            4,038,670
       9,000,000      Kingdom of Sweden, 10.625% due 6/3/98                                      6,840,996
       2,000,000      Province of Alberta, 7.750% due 2/4/98                                     1,474,273
       5,700,000      Rogers Cablesystems, 9.650% due 1/15/14                                    4,381,602
----------------------------------------------------------------------------------------------------------
                                                                                               135,703,879
----------------------------------------------------------------------------------------------------------
Czech Republic -- 0.1%
     100,000,000      Czech Electric Co., 14.375% due 1/27/01                                    2,765,970
----------------------------------------------------------------------------------------------------------
DENMARK -- 1.6%
                      Kingdom of Denmark:
     100,000,000        8.000% due 5/15/03                                                      16,262,056
     200,000,000        7.000% due 12/15/04                                                     31,038,080
----------------------------------------------------------------------------------------------------------
                                                                                                47,300,136
----------------------------------------------------------------------------------------------------------
Finland -- 0.4%
      56,000,000      Government of Finland, 9.500% due 3/15/04                                 12,517,797
----------------------------------------------------------------------------------------------------------
Germany -- 5.6%
     300,000,000      Deutschland Republic, 6.000% due 7/4/07                                  169,255,989
----------------------------------------------------------------------------------------------------------
Ireland -- 2.8%
      55,000,000      Republic of Ireland, 8.000% due 10/18/00                                  85,461,773
----------------------------------------------------------------------------------------------------------
Italy -- 2.4%
                      Buoni Poliennali Del Tesoro:
  40,000,000,000        8.500% due 8/1/99                                                       23,224,222
  80,000,000,000        8.500% due 8/1/04                                                       49,877,583
----------------------------------------------------------------------------------------------------------
                                                                                                73,101,805
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT+                                          SECURITY                                    VALUE
==========================================================================================================

Mexico -- 0.1%
       5,000,000      United Mexican States Series B, 6.250% due 12/31/19                   $    4,134,400
       7,000,000      United Mexican States Value Recovery Rights, Expire 6/30/03                        0
----------------------------------------------------------------------------------------------------------
                                                                                                 4,134,400
----------------------------------------------------------------------------------------------------------
New Zealand -- 1.8%
                      New Zealand Government:
      52,000,000        6.500% due 2/15/00                                                      33,395,851
      27,000,000        10.000% due 3/15/02                                                     19,704,147
----------------------------------------------------------------------------------------------------------
                                                                                                53,099,998
----------------------------------------------------------------------------------------------------------
Spain -- 4.2%
   3,150,000,000      European Investment Bank, 11.250% due 3/15/00                             23,258,101
                      Kingdom of Spain:
   6,500,000,000        10.250% due 11/30/98                                                    44,651,133
   7,840,000,000        10.100% due 2/28/01                                                     58,387,335
----------------------------------------------------------------------------------------------------------
                                                                                               126,296,569
----------------------------------------------------------------------------------------------------------
Sweden -- 2.1%
     500,000,000      Kingdom of Sweden, 5.500% due 4/12/02                                     62,317,121
----------------------------------------------------------------------------------------------------------
Thailand -- 0.1%
      50,000,000      ABN AMRO Bank N.V., 9.100% due 8/5/97                                      1,568,235
----------------------------------------------------------------------------------------------------------
Trinidad & Tobago -- 0.1%
       2,000,000      Trinidad & Tobago, 11.500% due 11/20/97                                    2,012,500
----------------------------------------------------------------------------------------------------------
United Kingdom -- 5.6%
     101,000,000      UK Treasury, 7.250% due 12/7/07                                          169,573,044
----------------------------------------------------------------------------------------------------------
Uruguay -- 0.2%
                      Uruguay Banco Central:
       2,000,000        6.813% due 2/18/07(e)                                                    1,990,000
       4,500,000        6.750% due 2/19/21                                                       4,140,000
----------------------------------------------------------------------------------------------------------
                                                                                                 6,130,000
----------------------------------------------------------------------------------------------------------
Venezuela -- 0.1%
                      Republic of Venezuela:
       1,000,000        7.063% due 12/28/98(e)                                                   1,005,000
       3,000,000        7.063% due 12/31/03(e)                                                   2,959,800
----------------------------------------------------------------------------------------------------------
                                                                                                 3,964,800
----------------------------------------------------------------------------------------------------------
                      TOTAL INTERNATIONAL SECTOR
                      (Cost -- $1,079,584,138)                                               1,068,864,684
==========================================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                17

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================


      FACE
     AMOUNT                                           SECURITY                                    VALUE
==========================================================================================================
REPURCHASE AGREEMENTS -- 6.8%
$     99,500,000      CS First Boston Corp., 5.720% due 8/1/97;
                      Proceeds at maturity -- $99,515,809;
                      (Fully collateralized by U.S. Treasury Notes, 6.500%
                      due 5/31/02; Market value -- $101,564,650)                            $   99,500,000
     105,831,250      Morgan Stanley Inc., 5.550% due 8/5/97;
                      Proceeds at maturity -- $105,945,459; (Fully
                      collateralized by the following:
                        Federal Home Loan Bank, 6.620% due 6/25/02;
                          Market value -- $50,130,278;
                        Federal Home Loan Mortgage Corp., 7.861% due 1/1/24;
                          Market value -- $22,879,710;
                        Federal National Mortgage Association, 8.250% due 12/1/17;
                          Market value -- $4,678,818;
                        Federal National Mortgage Association, 6.072% due 8/1/34;
                          Market value -- $30,638,412;
                      Total Market value -- $108,327,218)                                      105,831,250
----------------------------------------------------------------------------------------------------------
                      TOTAL REPURCHASE AGREEMENTS
                      (Cost -- $205,331,250)                                                   205,331,250
==========================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $2,958,029,403*)                                             $3,025,560,107
==========================================================================================================

(a)  Security segregated by Custodian for reverse repurchase agreements.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)  Security issued with attached warrants.

(d)  Non-income producing security.

(e)  Variable rate security.

+    Represents local currency.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                                July 31, 1997
================================================================================

ASSETS:
     Investments, at value (Cost -- $2,958,029,403)                                                                 $ 3,025,560,107
     Dividends and interest receivable                                                                                   45,204,208
     Receivable for securities sold                                                                                     218,243,122
     Receivable for Fund shares sold                                                                                      8,791,620
     Receivable for open forward foreign currency contracts (Note 5)                                                     15,442,779
------------------------------------------------------------------------------------------------------------------------------------

     Total Assets                                                                                                     3,313,241,836
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payable for securities purchased                                                                                        306,801,256
     Reverse repurchase agreement (Note 7)                                                                              105,831,250
     Payable to bank                                                                                                      2,721,642
     Payable for Fund shares purchased                                                                                    2,337,276
     Investment advisory fees payable                                                                                     1,100,058
     Distribution fees payable                                                                                              762,147
     Administration fees payable                                                                                            488,915
     Payable for open forward foreign currency contracts (Note 5)                                                           336,592
     Accrued expenses                                                                                                     1,057,098
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities                                                                                                  421,436,234
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                                                                    $ 2,891,805,602
====================================================================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                                                                     $       360,434
     Capital paid in excess of par value                                                                              2,878,690,709
     Undistributed net investment income                                                                                        218
     Accumulated net realized loss from security transactions and foreign currencies                                    (68,172,759)

     Net unrealized appreciation of investments and foreign currencies                                                   80,927,000
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                                                                    $ 2,891,805,602
====================================================================================================================================

Shares Outstanding:
     Class A                                                                                                             33,385,804
     -------------------------------------------------------------------------------------------------------------------------------

     Class B                                                                                                            304,019,071
     -------------------------------------------------------------------------------------------------------------------------------

     Class C                                                                                                             10,427,596
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                                                             10,055,765
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                                                              2,545,737
     -------------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                                                           $8.01
     -------------------------------------------------------------------------------------------------------------------------------

     Class B *                                                                                                                $8.03
     -------------------------------------------------------------------------------------------------------------------------------

     Class C **                                                                                                               $8.01
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y (and redemption price)                                                                                           $8.00
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z (and redemption price)                                                                                           $8.01
     -------------------------------------------------------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                                                                $8.39
====================================================================================================================================


* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                19

================================================================================
Statement of Operations                         For the Year Ended July 31, 1997
================================================================================

INVESTMENT INCOME:
     Interest                                                                                                         $ 242,332,249
     Dividends                                                                                                            5,810,138
     Less: Interest Expense (Note 7)                                                                                     (1,617,709)

------------------------------------------------------------------------------------------------------------------------------------

     Total Investment Income                                                                                            246,524,678
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                                                                          19,195,740
     Investment advisory fees (Note 2)                                                                                   12,546,980
     Administration fees (Note 2)                                                                                         5,576,436
     Shareholder and system servicing fees                                                                                2,001,419
     Custody                                                                                                                597,813
     Registration fees                                                                                                      149,725
     Shareholder communications                                                                                              95,901
     Audit and legal                                                                                                         44,367
     Trustees' fees                                                                                                          28,044
     Pricing service fees                                                                                                    26,324
     Other                                                                                                                   66,106
------------------------------------------------------------------------------------------------------------------------------------

     Total Expenses                                                                                                      40,328,855
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                                   206,195,823
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
     Realized Gain From:
        Security transactions (excluding short-term securities)                                                          46,765,776
        Foreign currency transactions                                                                                     6,655,705
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain                                                                                                   53,421,481
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
       Beginning of year                                                                                                 52,871,839
       End of year                                                                                                       80,927,000
------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Unrealized Appreciation                                                                             28,055,161
------------------------------------------------------------------------------------------------------------------------------------

Net Gain on Investments and Foreign Currencies                                                                           81,476,642
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets From Operations                                                                                $ 287,672,465
====================================================================================================================================



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                                              1997                        1996
====================================================================================================================================

OPERATIONS:
     Net investment income                                                              $   206,195,823             $   177,161,540
     Net realized gain                                                                       53,421,481                  14,882,931
     Increase in net unrealized appreciation                                                 28,055,161                   5,832,962
------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From Operations                                                 287,672,465                 197,877,433
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                 (220,307,575)               (192,230,951)

     Capital                                                                                         --                 (16,857,212)

------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
        Distributions to Shareholders                                                      (220,307,575)               (209,088,163)

------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                       561,402,817                 480,703,999
     Net asset value of shares issued for
        reinvestment of dividends                                                           118,710,947                 117,096,917
     Cost of shares reacquired                                                             (523,282,497)               (490,087,798)

------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From
        Fund Share Transactions                                                             156,831,267                 107,713,118
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets                                                                      224,196,157                  96,502,388

NET ASSETS:
     Beginning of year                                                                    2,667,609,445               2,571,107,057
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                                       $ 2,891,805,602             $ 2,667,609,445
====================================================================================================================================

* Includes undistributed net investment income of:                                                 $218                  $1,045,741
====================================================================================================================================



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                21

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications are made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $6,919,973 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements


--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management ("Global Capital Management"), a subsidiary of SBH. From its fee, SBMFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1997, SB received sales charges of approximately $983,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1997, CDSCs paid to SB were:

                                              Class A      Class B      Class C
================================================================================
CDSCs                                         $6,000     $2,858,000     $26,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                                              Class A      Class B      Class C
================================================================================
Distribution Plan Fees                       $587,402    $18,181,189   $427,149
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $2,482,189,703
--------------------------------------------------------------------------------
Sales                                                              2,298,525,057
================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                23

================================================================================
Notes to Financial Statements (continued)
================================================================================

At July 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $121,822,280
Gross unrealized depreciation                                       (54,291,576)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 67,530,704
================================================================================

4.   Capital Loss Carryforward

At July 31, 1997, the Fund had, for Federal tax purposes, approximately $64,213,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                                                        2004
================================================================================
Carryforward Amounts                                                $ 64,213,000
================================================================================

5.   Forward Foreign Currency Contracts

At July 31, 1997, the Fund had the following open forward foreign currency contracts:

                                                              Local                Market          Settlement          Unrealized
Foreign Currency                                            Currency               Value              Date             Gain (Loss)
====================================================================================================================================

To Sell:
Australian Dollar                                            65,000,000       $  48,446,342          8/18/97          $   (336,592)
Danish Krone                                                330,000,000          47,201,319          8/18/97             1,203,521
German Deutschemark                                         310,000,000         168,984,572          8/18/97             4,296,591
Irish Punt                                                   60,600,000          88,201,032          8/18/97             3,074,688
Italian Lira                                            128,000,000,000          71,391,919          8/18/97             2,041,314
Spanish Peseta                                           20,000,000,000         128,981,581          8/18/97             3,459,979
Swedish Krona                                               500,000,000          62,830,015          8/18/97             1,354,838
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        15,094,339
------------------------------------------------------------------------------------------------------------------------------------

To Buy:
Canadian Dollar                                              46,440,937          33,601,416           8/1/97                11,848
------------------------------------------------------------------------------------------------------------------------------------

Net Unrealized Gain on Forward
Foreign Currency Contracts                                                                                            $ 15,106,187
====================================================================================================================================


6.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7.   Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securi-


--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

ties. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At July 31, 1997, the Fund had the following reverse repurchase agreement outstanding:

    Face
   Amount                                             Security                                                             Value
====================================================================================================================================

$105,831,250                        Reverse Repurchase Agreement with Morgan Stanley,
                                    dated 7/29/97 bearing 4.80% to be repurchased at
                                    $105,930,026 on 8/5/97, collateralized by
                                    U.S. Treasury Note, 6.250% due 2/15/07                                              $105,831,250

====================================================================================================================================


During the year ended July 31, 1997, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                         $193,943,750
--------------------------------------------------------------------------------
Average amount outstanding                                          176,716,477
================================================================================


Interest rates ranged from 3.65% to 5.05% during the year. Total value of the collateral for the reverse repurchase agreement is $106,977,223.

Interest expense for the year ended July 31, 1997 on borrowings by the Fund under reverse repurchase agreements totalled $1,617,709.

8.   Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 1997, the Fund held no TBA securities.

9.   Shares of Beneficial Interest

At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1997, total paid-in capital amounted to the following for each class:

                                    Class A                Class B               Class C              Class Y             Class Z
====================================================================================================================================

Total Paid-in Capital            $259,802,519          $2,437,581,311          $81,923,949          $79,515,941         $20,227,423
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                25

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                       Year Ended                                          Year Ended
                                                      July 31, 1997                                      July 31, 1996*
                                          ---------------------------------------             --------------------------------------

                                             Shares                  Amount                     Shares                   Amount
====================================================================================================================================

Class A
Shares sold                                13,256,070              $ 105,627,582               10,064,712             $  79,242,075
Shares issued on
  reinvestment                              1,415,052                 11,233,913                1,195,005                 9,395,484
Shares redeemed                            (7,215,639)               (57,534,430)              (7,912,833)              (62,199,723)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                7,455,483              $  59,327,065                3,346,884             $  26,437,836
====================================================================================================================================

Class B
Shares sold                                44,187,260              $ 352,736,728               42,794,620             $ 338,212,178
Shares issued on
  reinvestment                             12,856,077                102,306,573               13,269,424               104,516,969
Shares redeemed                           (56,866,196)              (453,930,784)             (53,265,139)             (420,311,482)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                  177,141              $   1,112,517                2,798,905            $   22,417,665
====================================================================================================================================

Class C
Shares sold                                 5,723,599              $  45,618,957                4,096,751             $  32,284,568
Shares issued on
  reinvestment                                449,137                  3,565,931                  217,477                 1,708,186
Shares redeemed                            (1,148,289)                (9,138,226)                (534,146)               (4,194,091)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                5,024,447              $  40,046,662                3,780,082             $  29,798,663
====================================================================================================================================

Class Y
Shares sold                                 6,772,038              $  53,896,925                3,547,674             $  27,875,262
Shares issued on
  reinvestment                                  4,050                     32,008                   19,630                   154,747
Shares redeemed                              (166,214)                (1,305,484)                (121,413)                 (955,401)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                6,609,874              $  52,623,449                3,445,891             $  27,074,608
====================================================================================================================================

Class Z
Shares sold                                   440,488               $  3,522,625                  391,370             $   3,089,916
Shares issued on
  reinvestment                                198,007                  1,572,522                  168,060                 1,321,531
Shares redeemed                              (173,274)                (1,373,573)                (308,090)               (2,427,101)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                  465,221               $  3,721,574                  251,340             $   1,984,346
====================================================================================================================================


* Transactions for Class Y shares are for the period from October 10, 1995 (inception date) to July 31, 1996


10.  Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


--------------------------------------------------------------------------------
26                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                              1997            1996           1995             1994           1993(1)
====================================================================================================================================

Net Asset Value, Beginning of Year                           $7.82           $7.85           $7.76           $8.41          $8.24
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income(2)                                   0.62            0.61            0.94            0.63           0.47
   Net realized and unrealized gain (loss)                    0.24            0.03           (0.18)          (0.52)          0.27
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                  0.86            0.64            0.76            0.11           0.74
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                     (0.67)          (0.62)          (0.48)          (0.62)         (0.45)
   Net realized gains                                                           --              --           (0.10)         (0.12)
   Capital                                                      --           (0.05)          (0.19)          (0.04)            --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (0.67)          (0.67)          (0.67)          (0.76)         (0.57)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                 $8.01           $7.82           $7.85           $7.76          $8.41
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                 11.36%           8.39%          10.35%           1.16%          9.30%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                            $267,272        $202,700        $177,336         $76,019        $48,334
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(2)                                                1.03%           1.04%           1.09%           1.10%          1.10%+
   Net investment income                                      7.75            7.85            8.15            7.67           8.26+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                         85%             90%             83%             93%           116%
====================================================================================================================================


(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.

(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                      Expense Ratios
                   in Net Investment Income                 Without Fee Waivers
                   ------------------------                 --------------------
                      1995          1994                    1995          1994
                      ----          ----                    ----          ----
     Class A         $0.01         $0.00*                   1.14%         1.12%

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                               1997            1996            1995            1994            1993
====================================================================================================================================

Net Asset Value, Beginning of Year                           $7.83           $7.86           $7.76           $8.41           $8.55
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income(1)                                   0.59            0.58            0.70            0.59            0.65
   Net realized and unrealized gain (loss)                    0.23            0.01            0.02           (0.51)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                  0.82            0.59            0.72            0.08            0.58
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                     (0.62)          (0.57)          (0.44)          (0.60)          (0.58)
   Net realized gains                                                           --              --           (0.10)          (0.14)
   Capital                                                      --           (0.05)          (0.18)          (0.03)             --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (0.62)          (0.62)          (0.62)          (0.73)          (0.72)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                 $8.03           $7.83           $7.86           $7.76           $8.41
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                 10.89%           7.80%          10.00%           0.66%           7.28%
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (millions)                          $2,440          $2,380          $2,367          $2,469          $2,105
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(1)                                                1.51%           1.52%           1.56%           1.57%           1.59%
   Net investment income                                      7.34            7.36            6.82            7.20            7.77
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                         85%             90%             83%             93%            116%
====================================================================================================================================


(1) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                      Expense Ratios
                   in Net Investment Income                 Without Fee Waivers
                   ------------------------                 --------------------
                      1995          1994                    1995          1994
                      ----          ----                    ----          ----
     Class B         $0.00*        $0.00*                   1.61%         1.59%

*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
28                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                               1997            1996           1995(1)          1994          1993(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                           $7.81           $7.84           $7.76           $8.41          $8.36
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income(3)                                   0.58            0.52            1.16            0.55           0.22
   Net realized and unrealized gain (loss)                    0.24            0.07           (0.46)          (0.47)          0.06
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                  0.82            0.59            0.70            0.08           0.28
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                     (0.62)          (0.57)          (0.44)          (0.60)         (0.20)
   Net realized gains                                                           --              --           (0.10)         (0.03)
   Capital                                                      --           (0.05)          (0.18)          (0.03)            --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (0.62)          (0.62)          (0.62)          (0.73)         (0.23)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                 $8.01           $7.81           $7.84           $7.76          $8.41
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                 10.92%           7.82%           9.73%           0.66%          3.41%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                             $83,543         $42,222         $12,730          $1,065            $11
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                                1.46%           1.47%           1.46%           1.57%          1.50%+
   Net investment income                                      7.19            7.61           10.23            7.20           7.87+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                         85%             90%             83%             93%           116%
====================================================================================================================================


(1)  On November 7, 1994, the former Class D shares were renamed Class C shares.

(2)  For the period from March 19, 1993 (inception date) to July 31, 1993.

(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                      Expense Ratios
                   in Net Investment Income                 Without Fee Waivers
                   ------------------------                 --------------------
                      1995          1994                    1995           1994
                      ----          ----                    ----           ----
     Class C         $0.00*        $0.00*                   1.51%          1.58%

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                29

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                        1997            1996(1)
================================================================================
Net Asset Value, Beginning of Year                    $7.82            $7.89
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.64             0.50
   Net realized and unrealized gain                    0.24             0.01
--------------------------------------------------------------------------------
Total Income From Operations                           0.88             0.51
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.70)           (0.53)
   Capital                                               --            (0.05)
--------------------------------------------------------------------------------
Total Distributions                                   (0.70)           (0.58)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                          $8.00            $7.82
--------------------------------------------------------------------------------
Total Return                                          11.64%            6.65%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $80,479          $26,940
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.70%            0.69%+
   Net investment income                               7.84             8.54+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  85%              90%
================================================================================

(1)  For the period from October 10, 1995 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
30                                            1997 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                                             1997            1996           1995(1)          1994           1993(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                         $7.82           $7.85           $7.76           $8.41           $8.24
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income(3)                                 0.65            0.64            0.84            0.68            0.51
   Net realized and unrealized gain (loss)                  0.23            0.02           (0.06)          (0.54)           0.25
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                0.88            0.66            0.78            0.14            0.76
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                   (0.69)          (0.63)          (0.49)          (0.65)          (0.47)
   Net realized gains                                         --              --              --           (0.10)          (0.12)
   Capital                                                    --           (0.06)          (0.20)          (0.04)             --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                        (0.69)          (0.69)          (0.69)          (0.79)          (0.59)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                               $8.01           $7.82           $7.85           $7.76           $8.41
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                               11.69%           8.72%          10.94%           1.43%           9.47%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                           $20,397         $16,270         $14,361         $11,552         $11,803
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                              0.69%           0.70%           0.75%           0.75%           0.80%+
   Net investment income                                    8.08            8.19            8.30            8.02            8.56+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                       85%             90%             83%             93%            116%
====================================================================================================================================


(1)  On November 7, 1994, the former Class C shares were renamed Class Z shares.

(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.

(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                      Expense Ratios
                   in Net Investment Income                 Without Fee Waivers
                   ------------------------                 --------------------
                      1995          1994                    1995           1994
                      ----          ----                    ----           ----
     Class Z         $0.00*        $0.00*                   0.80%          0.77%

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

================================================================================
Tax Information (unaudited)
================================================================================

     A total of 2.71% of the ordinary dividends paid by the Fund have been derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                31

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 30, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                   /s/ KPMG Peat Marwick LLP


New York, New York
September 15, 1997


--------------------------------------------------------------------------------
32                                            1997 Annual Report to Shareholders

SMITH BARNEY
DIVERSIFIED STRATEGIC
INCOME FUND

Trustees                               Investment Adviser
Lee Abraham                            Smith Barney Mutual Funds Management Inc.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman            Distributor
                                       Smith Barney Inc.

Officers
Heath B. McLendon
Investment Officer

Lewis E. Daidone                       Custodian
Senior Vice President and Treasurer    The Chase Manhattan Bank

James E. Conroy
Vice President and Investment Officer  Shareholder Servicing Agent
                                       First Data Investor Services Group, Inc.
John C. Bianchi                        P.O. Box 9134
Vice President and Investment Officer  Boston, MA 02205-9134

Simon Hildreth
Vice President and Investment Officer
                                       This report is for the information of
Irving P. David                        shareholders of Smith Barney Diversified
Controller                             Strategic Income Fund, but it may also be
                                       used as sales literature when preceded or
Christina T. Sydor                     accompanied by the current prospectus,
Secretary                              which gives details about charges,
                                       expenses, investment objectives and
                                       operating policies of the Fund. If used
                                       as sales material after September 30,
                                       1997, this report must be accompanied by performance information for the most recently completed calendar quarter.



                                       SMITH BARNEY
                                       ----------------------------------------

                                             A Member of TravelersGroup  [LOGO]


                                       SMITH BARNEY DIVERSIFIED STRATEGIC
                                       INCOME FUND
                                       Smith Barney Mutual Funds
                                       388 Greenwich Street
                                       New York, New York 10013


                                       FD01184 9/97

ANNUAL REPORT


1997
1997
1997
1997
1997


[GRAPHIC]


SMITH BARNEY
UTILITIES FUND


---------------------------------------------
July 31, 1997


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Smith Barney Utilities Fund
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Utilities Fund ("Fund") for the year ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Fund Performance

The Fund seeks to provide investors with current income and long-term capital growth by investing in a balanced portfolio of utility stocks and investment-grade utility bonds. The Fund distributed income dividends totaling $0.82 and a capital gain distribution of $0.32 per share for Class A shares over the past year. As of July 31, 1997, the annualized distribution rate was 5.25% based on the current income dividend of $0.068 per Class A share and the Fund's Class A net asset value of $15.53. For the year ended July 31, 1997, the Fund's Class A shares had a total return of 15.48% versus its Lipper peer group average total return of 22.50%. (Lipper Analytical Services, Inc. is an independent fund-tracking organization.) The Fund's underperformance versus its Lipper peer group average was caused primarily by its emphasis on providing shareholders with current income and is in keeping with its primary investment objective. Other utility funds in the category tend to have a more total-return orientation.

The Fund generally has a higher weighting in bonds than other utilities funds in its category. The Fund's higher concentration in bonds has enabled it to provide a relatively higher current yield to shareholders over the longer term.

Market and Economic Overview

Since the beginning of 1997, the U.S. economy has exhibited strong growth characterized by improving worker productivity, yet with little or no signs of higher inflation. Bond investors have benefited from a favorable Federal Reserve Board monetary policy and economic data that has calmed most investor fears of renewed inflation. The yield on the benchmark 30-year U.S. Treasury bond, which stood at 6.64% on December 31, 1996, declined to 6.30% on July 31, 1997. The yield on the 10-year U.S. Treasury note declined to 6.01% on July 31, 1997 from 6.42% at the end of 1996.

Our outlook for the stock market over the next six months is positive but with a bit of cautious optimism following the dramatic rise in stock prices and with equity valuation levels close to their historic highs. Inflation should remain stable, but we may see some upward pressure on wages and we do expect increased market volatility. The recently announced balanced budget agreement and passage of the new tax reform legislation in Washington, D.C. have been favorable for most stock and bond investors. Since a correction in the stock market is possible, this may be an opportune time for investors to rebalance their portfolios to determine if their current asset allocation still meets their investment objectives and tolerance for risk.

Industry Overview

As utilities are beginning to lose their natural monopoly status and protected franchises and enter a new era of competition, the electric utility industry is in a period of transition. The cost of electric power and the desire of consumers to choose their energy suppliers are at the forefront of the industry's evolution. Market forces, regulatory changes and political pressures are reshaping the electric utility industry in much the same way as it has and continues to affect the natural gas and telecommunications industries. For both utility management teams and investors these changes represent new risks and new opportunities. Innovative utilities must design new business strategies to deal with regulatory changes in order to grow their businesses. Other companies may follow a strategy of merging with other electric utilities or natural gas companies to achieve greater economies-of-scale from serving more customers.

Utility monopolies are no longer necessary to ensure the delivery of reliable electric service. This fundamental change in the utility industry will require a shift from a cost-of-service structure to more market-based pricing and the possible separation of the generation, transmission and distribution aspects of the business. Clearly, the high-cost electricity provider will face significant risks. However, despite these risks, there will always be business opportunities because utilities will continue to provide essential services to consumers. Someone will always be willing to produce electricity, sell it and make a profit.

The continuing deregulation of the electric power generation market area will probably result in increased earnings volatility as some companies will leave the generation business and become pure transmission and distribution companies. This will provide additional investment alternatives as the generation business will be commodity-priced based with high volatility and high potential returns while the distribution sector will be less volatile while providing a higher current yield. We expect above-average volatility and earnings growth for those companies with a larger percentage of their assets in non-regulated domestic or foreign-based projects. In our view, domestic-based companies that focus on regulated transmission and distribution services should offer investors greater earnings stability and modest dividend growth in their service territory.

Electric utility stock prices continue to be influenced by the direction of interest rates. However, as the competitive evolution continues in the industry and dividends growth slows, the industry's correlation to interest rates will lessen. Industry analysts are now beginning to introduce additional valuation models based on cash flow, economic value added, intrinsic value and other value-based methodologies. These valuation tools will supplement interest rate analysis, price-to-book valuations and dividend payout ratio studies and help investment professionals to select the best total return opportunities from utilities in the years ahead.

The utility industry is moving toward issuing asset-backed securities (ABS) as a method for recovering all or part of their investments in high-cost generating assets that would be uneconomic in a fully competitive environment. The detailed structure may differ among individual states, but these bonds will be backed by the statutory right to recover "stranded costs" through a surcharge on customers electric bills. (Stranded costs are investments that utilities are at risk of not recovering in a competitive environment.) The proceeds from these issues will be used to reduce outstanding debt and should help to improve the balance sheets of utilities.

Investment Strategy

As noted, the Fund's investment objective is current income and long term capital appreciation through solid fundamental analysis that seeks to identify attractive market valuations. The combination of stocks and bonds in the Fund's portfolio has enabled it to provide the high current yield potential from bonds as well as the additional income and long-term capital growth from stocks. As of July 31, 1997, the Fund's portfolio mix was approximately 60% common stocks and 40% long term investment grade bonds. The Fund's ratio of stocks and bonds has remained unchanged from our previous report, as the yield relationship between utility stocks and bonds has remained relatively stable.

The common stock portion of the portfolio is a combination of growth-oriented electric and gas companies combined with income-oriented issues and special situations that we think are currently undervalued based on our projected outcome of regulatory developments. Our goal is to continually increase the Fund's growth component with a focus on total investment return. We favor those companies that are lower cost producers of electricity and have a clearly defined management strategy to grow in a more competitive environment.

Since our last report, we have initiated new positions or added to our existing positions in the following companies because of their favorable valuations and attractive growth prospects: Baltimore Gas & Electric Co., Bell Atlantic Corp.,

KN Energy Inc. and MCN Energy Corp. The successful merger of Duke Power & Light and Panenergy Corp. resulted in us owning Duke Energy Corp., a high-quality company focused on long-term growth. We have reduced or eliminated our holdings in select utilities because of their unattractive market valuations. These companies include Pennsylvania Power & Light, Entergy Corp., U.S. West Media Group, Houston Industries, Kansas City Power & Light and DTE Energy Co.

In the bond portion of the Fund, we have continued to focus on investment-grade utility bonds. Recent portfolio changes have included an increase in our holdings of telecommunication issues reflecting favorable price levels and a reduction in electric utility issues that we believed were fully valued or faced additional regulatory uncertainty.

Outlook

The changes occurring within the electric utility industry will result in a more efficient and competitive industry truly benefiting customers and offering more choices. Moreover, utility investors will also have new choices and access to new investment opportunities.

On a more somber note, we were saddened by the untimely loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon De Voe Talley. Their knowledge and wisdom will be missed.

In closing, thank you for your investment in the Smith Barney Utilities Fund. We look forward to continuing to help you reach your financial goals.

Sincerely,



/s/ Heath B. McLendon                       /s/ Jack S. Levande

Heath B. McLendon                           Jack S. Levande
Chairman                                    Vice President and
                                            Investment Officer

August 25, 1997

================================================================================
 Historical Performance -- Class A Shares
================================================================================

               Net Asset Value
              -----------------
             Beginning   End     Income    Capital Gain     Return      Total
Year Ended    of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
7/31/97       $14.51    $15.53   $0.82         $0.32        $0.00      15.48%
--------------------------------------------------------------------------------
7/31/96        14.03     14.51    0.82          0.00         0.00       9.21
--------------------------------------------------------------------------------
7/31/95        13.28     14.03    0.82          0.08         0.02      13.24
--------------------------------------------------------------------------------
7/31/94        15.97     13.28    0.83          0.50         0.00      (8.99)
--------------------------------------------------------------------------------
Inception*
  -7/31/93     14.36     15.97    0.64          0.13         0.00      17.01+
================================================================================
Total                            $3.93         $1.03        $0.02
================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

               Net Asset Value
              -----------------
             Beginning   End     Income    Capital Gain     Return      Total
Year Ended    of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
7/31/97       $14.51    $15.52   $0.75         $0.32        $0.00      14.88%
--------------------------------------------------------------------------------
7/31/96        14.02     14.51    0.75          0.00         0.00       8.78
--------------------------------------------------------------------------------
7/31/95        13.28     14.02    0.76          0.08         0.02      12.62
--------------------------------------------------------------------------------
7/31/94        15.97     13.28    0.75          0.50         0.00      (9.52)
--------------------------------------------------------------------------------
7/31/93        14.83     15.97    0.80          0.15         0.00      14.69
--------------------------------------------------------------------------------
7/31/92++      13.95     14.83    0.35          0.00         0.01       8.98+
--------------------------------------------------------------------------------
2/28/92        13.21     13.95    0.84          0.15         0.03      13.63
--------------------------------------------------------------------------------
2/28/91        12.93     13.21    0.90          0.10         0.00      10.46
--------------------------------------------------------------------------------
2/28/90        12.09     12.93    0.90          0.21         0.00      16.34
--------------------------------------------------------------------------------
Inception*
  -2/28/89     12.00     12.09    0.57          0.15         0.00       6.80+
================================================================================
Total                            $7.37         $1.66        $0.06
================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================

               Net Asset Value
              -----------------
             Beginning   End     Income    Capital Gain     Return      Total
Year Ended    of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
7/31/97       $14.51    $15.53   $0.75         $0.32        $0.00      15.01%
--------------------------------------------------------------------------------
7/31/96        14.02     14.51    0.75          0.00         0.00       8.80
--------------------------------------------------------------------------------
7/31/95        13.28     14.02    0.76          0.08         0.02      12.62
--------------------------------------------------------------------------------
7/31/94        15.97     13.28    0.75          0.50         0.00      (9.52)
--------------------------------------------------------------------------------
Inception*
  -7/31/93     15.17     15.97    0.39          0.02         0.00       8.08+
================================================================================
Total                            $3.40         $0.92        $0.02
================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

              Net Asset Value
             -----------------
             Beginning   End     Income    Capital Gain     Return      Total
Year Ended    of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
7/31/97       $14.52    $15.56    $0.85        $0.32        $0.00      15.88%
--------------------------------------------------------------------------------
Inception*
  -7/31/96     14.88     14.52     0.71         0.00         0.00       2.28+
================================================================================
Total                             $1.56        $0.32        $0.00
================================================================================


================================================================================
 Historical Performance -- Class Z Shares
================================================================================

              Net Asset Value
             -----------------
             Beginning   End     Income    Capital Gain     Return      Total
Year Ended    of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
================================================================================
7/31/97       $14.52    $15.55    $0.85        $0.32        $0.00      15.81%
--------------------------------------------------------------------------------
7/31/96        14.02     14.52     0.85         0.00         0.00       9.62
--------------------------------------------------------------------------------
7/31/95        13.28     14.02     0.87         0.08         0.02      13.55
--------------------------------------------------------------------------------
7/31/94        15.97     13.28     0.87         0.50         0.00      (8.78)
--------------------------------------------------------------------------------
Inception*
  -7/31/93     14.36     15.97     0.66         0.14         0.00      17.21+
================================================================================
Total                             $4.10        $1.04        $0.02
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                             Without Sales Charge(1)
                                  ---------------------------------------------
                                  Class A   Class B  Class C   Class Y  Class Z
================================================================================
Year Ended 7/31/97                 15.48%    14.88%   15.01%    15.88%   15.81%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             N/A      7.87      N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97          9.25     10.21     7.40      9.83     9.56
================================================================================
                                              With Sales Charge(2)
                                  ---------------------------------------------
                                  Class A   Class B  Class C   Class Y  Class Z
================================================================================
Year Ended 7/31/97                  9.73%     9.88%   14.01%    15.88%   15.81%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97             N/A      7.72      N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97          8.07     10.21     7.40      9.83     9.56
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/97)                             52.04%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/97)                            148.20
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                             37.77
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                             18.51
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/97)                             54.08
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, March 28, 1988, February 4, 1993, October 9, 1995 and November 6, 1992, respectively.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class B Shares of
                       the Smith Barney Utilities Fund vs.
         Standard & Poor's 500 Index and Lipper Utilities Fund Average+
--------------------------------------------------------------------------------
                             March 1988 -- July 1997

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               Smith Barney          Lipper Utilities          Standard & Poor's
              Utilities Fund            Fund Average               500 Index
              --------------            ------------               ---------
3/28/88           $10,000                  $10,000                   $10,000
7/88               10,208                   10,476                    10,624
7/89               12,210                   13,180                    14,012
7/90               12,785                   13,670                    14,923
7/91               14,362                   14,948                    16,822
7/92               16,997                   17,917                    18,970
7/93               19,494                   21,008                    20,624
7/94               17,636                   19,744                    21,685
7/95               19,861                   21,745                    27,338
7/96               21,605                   24,239                    31,864
7/31/97            23,315                   29,744                    48,468



+ Hypothetical illustration of $10,000 invested in Class B shares at inception on March 28, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Utilities Fund Average ("Lipper Utilities Fund Average") is composed of the Fund's peer group of mutual funds (30 funds as of July 31, 1997) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights                                               July 31, 1997
================================================================================

Portfolio Breakdown


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Electric & Gas   80.5%

Telephone        19.5%


                                                               Percentage of
Company                                                      Total Investments
================================================================================
Top Five Equity Holdings
   FPL Group, Inc.                                                    5.1%
   American Electric Power Co.                                        3.7
   Nipsco Inc.                                                        3.4
   Cinergy Corp.                                                      3.3
   Texas Utilities Co.                                                3.2

Top Five Bond Holdings
   Utilicorp United, Inc.                                             3.1
   Hydro-Quebec                                                       3.0
   GTE Corp.                                                          2.9
   MCI Communications Corp.                                           2.8
   Pacific Bell                                                       2.5
================================================================================

================================================================================
Schedule of Investments                                            July 31, 1997
================================================================================

   SHARES                          SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 59.7%
================================================================================
Electric & Gas -- 54.9%
   500,000        Allegheny Power System, Inc.+                    $ 14,656,250
 1,000,000        American Electric Power Co.                        44,750,000
   750,000        Baltimore Gas & Electric Co.                       20,859,375
 1,200,000        Cinergy Corp.+                                     40,350,000
   350,000        Cipsco, Inc.                                       13,256,250
   700,000        Coastal Corp.                                      38,062,500
   500,000        Consolidated Edison Co. of New York, Inc.          15,812,500
   500,000        Dominion Resources, Inc.                           18,375,000
   500,000        DPL, Inc.                                          12,312,500
   500,000        DTE Energy Co.                                     14,968,750
   750,000        Duke Energy Corp.+                                 38,015,625
 1,400,000        Edison International                               35,350,000
   250,000        Equitable Resources, Inc.                           7,453,125
 1,300,000        FPL Group, Inc.                                    62,237,500
   750,000        GPU Inc.                                           26,015,625
   750,000        Houston Industries, Inc.                           15,703,125
   750,000        Kansas City Power & Light Co.                      22,125,000
   250,000        KN Energy, Inc.                                    10,500,000
   106,000        MCN Energy Corp.                                    3,358,875
 1,000,000        Nipsco Inc.+                                       42,125,000
   300,000        Pacific Enterprises                                10,031,250
   600,000        PacifiCorp.                                        13,387,500
   500,000        Pinnacle West Capital Corp.                        15,781,250
   800,000        Public Service Co. of Colorado                     33,300,000
   650,000        SCANA Corp.                                        16,250,000
   500,000        Sierra Pacific Resources                           15,968,750
 1,000,000        Southern Co.                                       21,937,500
   250,000        Southwest Gas Corp.                                 4,640,625
 1,100,000        Texas Utilities Co.                                38,981,250
   250,000        Unicom Corp.                                        5,671,875
--------------------------------------------------------------------------------
                                                                    672,237,000
--------------------------------------------------------------------------------
Telephone -- 4.8%
   325,000        Bell Atlantic Corp.                                23,582,813
   750,000        GTE Corp.                                          34,875,000
--------------------------------------------------------------------------------
                                                                     58,457,813
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost -- $598,568,202)                            730,694,813
================================================================================

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================

    FACE
    AMOUNT                          SECURITY                             VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 40.3%
================================================================================
Electric & Gas -- 25.6%
$15,000,000     Atlantic City Electric Co., 7.000% due 8/1/28      $ 14,362,500
 14,000,000     BellSouth Capital Funding, 7.120% due 7/15/2097      14,402,500
 30,000,000     BellSouth Telecommunications Corp., 7.000%
                  due 12/1/2095                                      30,562,500
  2,000,000     Citizens Utilities Co., 7.000% due 11/1/25            2,022,500
                Coastal Corp.:
 10,000,000       7.750% due 10/15/35                                10,712,500
  3,500,000       7.420% due 2/15/37                                  3,609,375
 22,000,000     Columbia Gas Systems, Inc., 7.620% due 11/28/25      22,495,000
  3,000,000     Duquesne Light Co., 7.625% due 4/15/23                3,060,000
 12,000,000     Equitable Resources, Inc., 7.750% due 7/15/26        13,080,000
  8,000,000     Gulf Power Co., 6.875% due 1/1/26                     7,880,000
                Hydro-Quebec:
 20,000,000       8.250% due 1/15/27                                 22,675,000
 12,500,000       8.625% due 6/15/29                                 14,656,250
 13,000,000     Illinois Power Co., 7.500% due 7/15/25               12,935,000
  5,000,000     Louisiana Power & Light Co., 8.750% due 3/1/26        5,500,000
 17,000,000     Mississippi Power & Light Co., 8.650% due 1/15/23    18,147,500
                New York State Electric & Gas Co.:
 11,750,000       8.300% due 12/15/22                                12,293,438
  2,250,000       7.450% due 7/15/23                                  2,230,312
  2,000,000     Northern States Power Co., 7.375% due 12/1/26         2,072,500
  4,250,000     Pacific Gas & Electric Co., 6.750% due 10/1/23        4,106,562
 10,000,000     Pacific Gas Transmission, 7.800% due 6/1/25          10,600,000
  4,000,000     PacifiCorp, 6.710% due 6/15/26                        3,795,000
  3,100,000     Pennsylvania Power & Light Co., 6.750% due 10/1/23    2,964,375
  7,000,000     Public Service Electric & Gas Co., 9.250%
                  due 6/1/21                                          8,715,000
 16,000,000     South West Gas, 8.000% due 8/1/26                    17,280,000
                Southwestern Bell:
  5,000,000       6.625% due 9/1/24                                   4,668,750
  5,000,000       7.200% due 10/15/26                                 5,043,750
  5,000,000     Tennessee Valley Authority, 7.625% due 4/1/37         5,312,500
                Utilicorp United, Inc.:
 23,000,000       9.000% due 11/15/21                                24,955,000
 13,000,000       8.000% due 3/1/23                                  13,585,000
--------------------------------------------------------------------------------
                                                                    313,722,812
--------------------------------------------------------------------------------
Telephone -- 14.7%
                Century Telephone Enterprises, Inc.:
 15,000,000       8.250% due 5/1/24                                  16,087,500
 13,000,000       7.200% due 12/1/25                                 13,000,000
                GTE Corp.:
  5,000,000       8.750% due 11/1/21                                  5,943,750
 10,000,000       7.830% due 5/1/23                                  10,525,000
 17,500,000       7.900% due 2/1/27                                  18,725,000
  6,000,000     GTE Northwest, 7.875% due 6/1/26                      6,420,000

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                                July 31, 1997
================================================================================

    FACE
    AMOUNT                          SECURITY                             VALUE
================================================================================
Telephone -- 14.7% (continued)
                MCI Communications Corp.:
$  8,000,000      7.750% due 3/15/24                             $    8,340,000
  25,000,000      7.750% due 3/23/25                                 26,093,750
  20,000,000    NY Telephone, 7.000% due 8/15/25                     19,550,000
                Pacific Bell:
   5,000,000      7.500% due 2/1/33                                   5,106,250
  25,000,000      7.375% due 7/15/43                                 25,781,250
  26,500,000    US West Communications Group, 6.875% due 9/15/33     24,976,250
--------------------------------------------------------------------------------
                                                                    180,548,750
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS AND NOTES
                (Cost -- $467,605,286)                              494,271,562
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $1,066,173,488*)                        $1,224,966,375
================================================================================

+    A portion of this security issue is on loan (See Note 5).
*    Aggregate cost for Federal income tax purposes is substantially the same.





                       See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities                                July 31, 1997
================================================================================

ASSETS:
   Investments, at value (Cost -- $1,066,173,488)                 $1,224,966,375
   Cash equivalents (Note 5)                                          29,993,400
   Receivable for securities sold                                     27,126,731
   Dividends and interest receivable                                  11,010,559
   Receivable for Fund shares sold                                       493,121
--------------------------------------------------------------------------------
   Total Assets                                                    1,293,590,186
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 5)                             29,993,400
   Payable for securities purchased                                   10,409,500
   Payable to bank                                                     2,366,846
   Payable for Fund shares purchased                                   2,194,393
   Investment advisory fees payable                                      466,775
   Distribution fees payable                                             268,384
   Administration fees payable                                           207,485
   Accrued expenses                                                      261,962
--------------------------------------------------------------------------------
   Total Liabilities                                                  46,168,745
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,247,421,441
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $       80,348
   Capital paid in excess of par value                             1,063,987,894
   Overdistributed net investment income                                  (3,238)
   Accumulated net realized gains on security transactions            24,563,550
   Net unrealized appreciation of investments                        158,792,887
--------------------------------------------------------------------------------
Total Net Assets                                                  $1,247,421,441
================================================================================
Shares Outstanding:
   Class A                                                            16,000,118
   -----------------------------------------------------------------------------
   Class B                                                            61,280,779
   -----------------------------------------------------------------------------
   Class C                                                               604,050
   -----------------------------------------------------------------------------
   Class Y                                                             1,585,529
   -----------------------------------------------------------------------------
   Class Z                                                               877,888
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $15.53
   -----------------------------------------------------------------------------
   Class B*                                                               $15.52
   -----------------------------------------------------------------------------
   Class C**                                                              $15.53
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $15.56
   -----------------------------------------------------------------------------
   Class Z (and redemption price)                                         $15.55
   -----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)               $16.35
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
Statement of Operations                        For the Year Ended July 31, 1997
================================================================================

INVESTMENT INCOME:
   Interest                                                       $   46,730,900
   Dividends                                                          44,390,148
--------------------------------------------------------------------------------
   Total Investment Income                                            91,121,048
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                          9,205,137
   Investment advisory fees (Note 2)                                   6,431,624
   Administration fees (Note 2)                                        2,858,500
   Shareholder and system servicing fees                               1,352,175
   Shareholder communications                                            188,298
   Registration fees                                                      79,782
   Custody                                                                58,099
   Audit and legal                                                        42,245
   Insurance fees                                                         15,522
   Trustees' fees                                                         15,002
   Other                                                                  19,315
--------------------------------------------------------------------------------
   Total Expenses                                                     20,265,699
--------------------------------------------------------------------------------
Net Investment Income                                                 70,855,349
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           1,107,546,884
     Cost of securities sold                                       1,082,802,474
--------------------------------------------------------------------------------
   Net Realized Gain                                                  24,744,410
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                56,728,484
     End of year                                                     158,792,887
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           102,064,403
--------------------------------------------------------------------------------
Net Gain on Investments                                              126,808,813
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  197,664,162
================================================================================

                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets                 For the Years Ended July 31,
================================================================================

                                                                          1997             1996
=====================================================================================================
OPERATIONS:
   Net investment income                                           $    70,855,349    $    92,572,143
   Net realized gain                                                    24,744,410         66,480,225
   Increase (decrease) in net unrealized appreciation                  102,064,403         (3,572,589)
-----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              197,664,162        155,479,779
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (72,735,428)       (90,695,144)
   Net realized gains                                                  (33,068,047)              --
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions To Shareholders                                    (105,803,475)       (90,695,144)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sales                                              91,097,375        184,600,350
   Net asset value of shares issued in connection
     with the transfer of Smith Barney Funds, Inc.--
     Utility Portfolio's net assets (Note 9)                                  --           77,275,976
   Net asset value of shares issued for
     reinvestment of dividends                                          81,248,229         69,393,301
   Cost of shares reacquired                                          (626,907,862)      (546,072,751)
-----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                          (454,562,258)      (214,803,124)
-----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (362,701,571)      (150,018,489)
NET ASSETS:
   Beginning of year                                                 1,610,123,012      1,760,141,501
-----------------------------------------------------------------------------------------------------
   End of year*                                                    $ 1,247,421,441    $ 1,610,123,012
=====================================================================================================
* Includes undistributed (overdistributed)
   net investment income of:                                               $(3,238)        $1,876,841
=====================================================================================================

                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Smith Barney Utilities Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Exchange Reserve Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.   INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
     AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net asset. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1997, SB received sales charges of approximately $55,000 on sales of the Fund's Class A shares and brokerage commissions of $138,150.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1997, CDSCs paid to SB were approximately:

                                                 Class A     Class B     Class C
================================================================================
CDSCs                                            $1,000    $2,514,000    $3,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class. For the year ended July 31, 1997, total Distribution Plan fees incurred were as follows:

                                                Class A     Class B     Class C
================================================================================
Distribution Plan Fees                         $642,471   $8,488,970    $73,696
================================================================================

     All officers and one Trustee of the Trust are employees of SB.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     3. INVESTMENTS

     During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $   625,439,768
--------------------------------------------------------------------------------
Sales                                                             1,107,546,884
================================================================================

     At July 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                   $   162,977,590
Gross unrealized depreciation                                        (4,184,703)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $   158,792,887
================================================================================

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. LENDING OF PORTFOLIO SECURITIES

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

     At July 31, 1997, the Fund loaned common stocks having a value of approximately $29,572,075 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
First Union National Bank Time Deposit, 5.875% due 8/1/97            $ 2,884,742
Mercantile Bank Time Deposit, 5.844% due 8/1/97                        4,425,646
Goldman Sachs Repurchase Agreement, 6.000% due 8/1/97                  3,205,967
Goldman Sachs Repurchase Agreement, 5.840% due 8/1/97                  5,310,776
Merrill Lynch Repurchase Agreement, 5.840% due 8/1/97                 14,166,268
--------------------------------------------------------------------------------
Total                                                                $29,993,400
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     6. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At July 31, 1997, the Fund had no purchased call or put options outstanding.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended July 31, 1997, the Fund had no written call or put options outstanding.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     7.FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At July 31, 1997, the Fund had no open futures contracts.

     8. SHARES OF BENEFICIAL INTEREST

     At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

     At July 31, 1997, total paid-in capital amounted to the following for each class:

                            Class A       Class B         Class C        Class Y        Class Z
=================================================================================================
Total Paid-in Capital    $216,174,101   $801,699,988    $9,171,106     $23,495,450    $13,527,597
=================================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                           Year Ended                       Year Ended
                                          July 31, 1997                    July 31, 1996
                                   ---------------------------     -----------------------------
                                     Shares           Amount         Shares            Amount
================================================================================================
Class A
Shares sold                        3,016,148     $  44,679,765      5,522,642     $  84,582,536
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 9)                  --                --        4,473,406        67,910,384
Shares issued on reinvestment      1,035,899        15,419,920        686,576        10,274,588
Shares redeemed                   (6,396,819)      (95,087,891)    (4,384,228)      (65,447,502)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)           (2,344,772)    $ (34,988,206)     6,298,396     $  97,320,006
================================================================================================

Class B
Shares sold                        1,887,342     $  28,062,045      5,598,593     $  83,916,266
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 9)                  --               --           130,708         1,973,562
Shares issued on reinvestment      4,302,881        64,064,587      3,863,108        57,767,942
Shares redeemed                  (35,244,383)     (522,898,114)   (31,436,995)     (470,651,907)
------------------------------------------------------------------------------------------------
Net Decrease                     (29,054,160)    $(430,771,482)   (21,844,586)    $(326,994,137)
================================================================================================

Class C
Shares sold                           87,875     $   1,301,475        252,794     $   3,788,442
Net asset value of shares
   issued in connection
   with the transfer of
   Smith Barney Funds,
   Inc. - Utility Portfolio's
   net assets (Note 9)                  --                --          486,438         7,392,030
Shares issued on reinvestment         43,778           651,412         28,059           421,315
Shares redeemed                     (316,257)       (4,689,386)      (258,618)       (3,895,440)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)             (184,604)    $  (2,736,499)       508,673     $   7,706,347
================================================================================================

Class Y
Shares sold                        1,061,099     $  15,727,332        681,967     $  10,097,754
Shares issued on reinvestment              7               113          4,680            71,463
Shares redeemed                         (169)           (2,436)      (162,055)       (2,399,434)
------------------------------------------------------------------------------------------------
Net Increase                       1,060,937     $  15,725,009        524,592     $   7,769,783
================================================================================================

Class Z
Shares sold                           89,172     $   1,326,758        147,037     $   2,215,352
Shares issued on reinvestment         74,689         1,112,197         57,372           857,993
Shares redeemed                     (285,690)       (4,230,035)      (247,957)       (3,678,468)
------------------------------------------------------------------------------------------------
Net Decrease                        (121,829)    $  (1,791,080)       (43,548)    $    (605,123)
================================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================


     9. TRANSFER OF NET ASSETS

     On November 17, 1995, the Fund acquired the assets and certain liabilities of the Smith Barney Funds, Inc. -- Utility Portfolio ("Utility Portfolio") pursuant to a plan of reorganization approved by Utility Portfolio shareholders on November 15, 1995. Total shares issued by the Fund and the total net assets of Utility Portfolio on the date of transfer were:

                                                    Total Net
                                    Shares          Assets of       Total Net
                                   Issued by        Acquired        Assets of
Acquired Portfolio                 the Fund         Portfolio       the Fund
===============================================================================
Utility Portfolio                  5,090,552      $77,275,976    $1,917,693,490
===============================================================================

     The total net assets of the Utility Portfolio before acquisition included unrealized appreciation of $7,088,433, an overdistribution of income of $43,610 and a net realized loss of $74,262. Total net assets of the Fund immediately after the transfer were $1,994,969,466. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code.

     10. CONCENTRATION OF CREDIT RISK

     Because the Fund concentrates its investments in the utilities industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                       1997       1996       1995       1994     1993(1)
=====================================================================================
Net Asset Value, Beginning of Year  $14.51     $14.03     $13.28     $15.97    $14.36
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income              0.80       0.83       0.85       0.56      0.66
   Net realized and
     unrealized gain (loss)           1.36       0.47       0.82      (1.92)     1.72
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations   2.16       1.30       1.67      (1.36)     2.38
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income             (0.82)     (0.82)     (0.82)     (0.83)    (0.64)
   Net realized gains                (0.32)       --       (0.08)     (0.50)    (0.13)
   Capital                             --         --       (0.02)       --        --
-------------------------------------------------------------------------------------
Total Distributions                  (1.14)     (0.82)     (0.92)     (1.33)    (0.77)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year        $15.53     $14.51     $14.03     $13.28    $15.97
-------------------------------------------------------------------------------------
Total Return                         15.48%      9.21%     13.24%     (8.99)%   17.01%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $248,439   $266,163   $168,963    $41,458   $53,856
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                           1.06%      1.04%      1.07%      1.07%     1.07%+
   Net investment income              5.29       5.55       6.36       5.54      5.67+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                 45%        58%        36%        28%       37%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (2)   $0.06      $0.06        --         --        --
=====================================================================================

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                      1997       1996       1995       1994       1993
=====================================================================================
Net Asset Value, Beginning of Year $14.51     $14.02     $13.28     $15.97     $14.83
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income             0.73       0.77       0.78       0.75       0.79
   Net realized and
     unrealized gain (loss)          1.35       0.47       0.82      (2.19)      1.30
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations  2.08       1.24       1.60      (1.44)      2.09
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.75)     (0.75)     (0.76)     (0.75)     (0.80)
   Net realized gains               (0.32)       --       (0.08)     (0.50)     (0.15)
   Capital                            --         --       (0.02)       --         --
-------------------------------------------------------------------------------------
Total Distributions                 (1.07)     (0.75)     (0.86)     (1.25)     (0.95)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year       $15.52     $14.51     $14.02     $13.28     $15.97
-------------------------------------------------------------------------------------
Total Return                        14.88%      8.78%     12.62%     (9.52)%    14.69%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $951     $1,310     $1,573     $1,823     $2,766
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.52%      1.55%      1.56%      1.54%      1.56%
   Net investment income             4.85       5.13       5.82       5.07       5.17
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                45%        58%        36%        28%        37%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (1)  $0.06      $0.06        --         --         --
=====================================================================================

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                     1997(1)    1996       1995(2)     1994      1993(3)
=====================================================================================
Net Asset Value, Beginning of Year $14.51     $14.02     $13.28     $15.97     $15.17
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income             0.73       0.77       0.78       0.73       0.35
   Net realized and unrealized
     gain (loss)                     1.36       0.47       0.82      (2.17)      0.86
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations  2.09       1.24       1.60      (1.44)      1.21
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.75)     (0.75)     (0.76)     (0.75)     (0.39)
   Net realized gains               (0.32)       --       (0.08)     (0.50)     (0.02)
   Capital                            --         --       (0.02)       --         --
-------------------------------------------------------------------------------------
Total Distributions                 (1.07)     (0.75)     (0.86)     (1.25)     (0.41)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year       $15.53     $14.51     $14.02     $13.28     $15.97
-------------------------------------------------------------------------------------
Total Return                        15.01%      8.80%     12.62%     (9.52)%     8.08%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $9,381    $11,441     $3,925     $1,894       $252
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          1.47%      1.50%      1.51%      1.48%      1.49%+
   Net investment income             4.89       5.19       5.77       5.13       5.25+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                45%        58%        36%        28%        37%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (4)  $0.06      $0.06        --         --         --
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from February 4, 1993 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                                       1997         1996(1)
========================================================================================
Net Asset Value, Beginning of Year                                  $14.52        $14.88
----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                              0.83          0.64
   Net realized and unrealized gain (loss)                            1.38         (0.29)
----------------------------------------------------------------------------------------
Total Income From Operations                                          2.21          0.35
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             (0.85)        (0.71)
   Net realized gains                                                (0.32)          --
----------------------------------------------------------------------------------------
Total Distributions                                                  (1.17)        (0.71)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $15.56        $14.52
----------------------------------------------------------------------------------------
Total Return                                                         15.88%         2.28%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                     $24,676        $7,617
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                           0.67%         0.78%+
   Net investment income                                              5.58          5.54+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 45%           58%
----------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                                       $0.06         $0.06
========================================================================================

(1)  For the period from October 9, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                      1997(1)     1996      1995(2)     1994     1993(3)
=====================================================================================
Net Asset Value, Beginning of Year  $14.52     $14.02     $13.28     $15.97    $14.36
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income              0.83       0.88       0.89       0.89      0.69
   Net realized and unrealized
     gain (loss)                      1.37       0.47       0.82      (2.21)     1.72
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations   2.20       1.35       1.71      (1.32)     2.41
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income             (0.85)     (0.85)     (0.87)     (0.87)    (0.66)
   Net realized gains                (0.32)       --       (0.08)     (0.50)    (0.14)
   Capital                             --         --       (0.02)       --        --
-------------------------------------------------------------------------------------
Total Distributions                  (1.17)     (0.85)     (0.97)     (1.37)    (0.80)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year        $15.55     $14.52     $14.02     $13.28    $15.97
-------------------------------------------------------------------------------------
Total Return                         15.81%      9.62%     13.55%     (8.78)%   17.21%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)     $13,654    $14,515    $14,631    $11,372   $22,251
Ratios to Average Net Assets:
   Expenses                           0.73%      0.78%      0.81%      0.69%     0.68%+
   Net investment income              5.63       5.90       6.58       5.92      6.06+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                 45%        58%        36%        28%       37%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (4)   $0.06      $0.06        --         --        --
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

     The Fund paid distributions of $32,887,187 from long-term capital gains. A total of 59.06% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporate taxpayers.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Utilities Fund of Smith Barney Income Funds as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Utilities Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP



New York, New York
September 15, 1997

SMITH BARNEY                                   SMITH BARNEY
UTILITIES FUND                                 ---------------------------------

                                               A Member of TravelersGroup [LOGO]

Trustees                             Investment Adviser
Lee Abraham                          Smith Barney Mutual Funds
Allan J. Bloostein                   Management Inc.
Richard E. Hanson, Jr.
Heath B. McLendon                    Distributor
                                     Smith Barney Inc.
Officers
Heath B. McLendon                    Custodian
Chairman and                         PNC Bank, N.A.
Investment Officer
                                     Shareholder
Lewis E. Daidone                     Servicing Agent
Senior Vice President                First Data Investors Services Group, Inc.
and Treasurer                        P.O. Box 9134
                                     Boston, MA 02205-9134
Jack S. Levande
Vice President and
Investment Officer

Thomas M. Reynolds                   This report is submitted for the general
Controller                           information of the shareholders of Smith
                                     Barney Utilities Fund. It is not
Christina T. Sydor                   authorized for distribution to prospective
Secretary                            investors unless accompanied or preceded
                                     by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


                                     SMITH BARNEY
                                     UTILITIES FUND
                                     388 GREENWICH STREET
                                     New York, New York 10013







                                     FD0426 9/97



ANNUAL REPORT

1997

Smith Barney
Exchange Reserve
Fund

July 31, 1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the year ended July 31, 1997. For your convenience, we have summarized the period's prevailing economic and market conditions. In addition, a detailed summary of performance and current holdings can be found in the appropriate sections that follow.

As of July 31, 1997, the Fund's average annual yield was 4.34% and the average annual effective yield, which assumes the reinvestment of dividends, was 4.43%.

You should be aware that your investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund will seek to maintain a stable net asset value of $1.00 per share; however, there is no assurance that it will be able to do so at all times.

Market Update and Outlook

In 1996 the U.S. economy continued to perform well, although in an up and down pattern, and averaged a 3.3% annual rate of growth. However, during the past six months, the U.S. economy has grown vigorously. Gross Domestic Product, the total output of goods and services, rose at a 4.9% annual rate in the first quarter of 1997. This comes on the heels of a 3.8% annual rate of growth in the fourth quarter of 1996. Much of the growth in the first quarter of 1997 came from higher personal consumption as evidenced by strong motor vehicle and durable goods sales. High consumer confidence and a low unemployment rate have also contributed to economic growth during the first half 1997. Absent from the picture has been any concrete signs of inflation. For the first five months of 1997 consumer prices rose only 1.4%, down from the 3.8% for the comparable period in 1996. Nevertheless, the Federal Open Market Committee ("FOMC") raised short-term interest rates by 25 basis points (0.25%) at its meeting in March 1997.

Going forward, we expect economic growth to slow from its current pace. Part of the growth in the first quarter of 1997 resulted from a buildup in business inventories, a factor that will actually subtract from growth in future quarters. Furthermore, reports from auto manufacturers and department stores indicate that retail sales slowed in the second quarter of 1997. This slowdown could be the result of temporary factors such as autoworker strikes and April tax payments. Nevertheless, recently released economic reports gave the Federal Reserve Board ("Fed") the necessary leeway to leave interest rates unchanged at their May, July and August meetings while it continues to closely monitor for any signs of excessive growth and inflationary pressures.

It appears that Fed Chairman Alan Greenspan has adopted a new policy based on the possibility that we have entered a new economic era. Chairman Greenspan seems willing to allow faster economic growth because productivity gains are helping to keep inflation in check. In addition, successful deficit reduction and real high interest rates (based on our belief that the current rate of inflation is overstated) have resulted in the Fed pursuing a less restrictive monetary policy.

We believe the Fed will continue to fine tune monetary policy and there should be less interest rate volatility in the next several months. If our expectations are met and barring no inflation (as reflected in recent bond market yield hovering below 6.5%), we will invest across the yield curve if we identify any good values. We will target the average maturity of the Fund between 40-50 days.

Investment Strategy

The Fund is 45% invested in top-tier U.S. dollar denominated foreign debt obligations and 55% in domestic debt obligations. A few split-rated issuers that we purchased for the Fund's portfolio such as Fleet Financial, GTE and NYNEX have had their short-term ratings upgraded by several of the nationally recognized statistical rating organizations. In addition, we have recently added several high-quality issuers such as Lucent Technologies and Hertz Corporation to the Fund's portfolio.

On a more somber note, we recently were saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon DeVoe Talley. Their knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                  /s/ Phyllis M. Zahorodny

Heath B. McLendon                      Phyllis M. Zahorodny
Chairman                               Vice President and
                                       Investment Officer

September 20, 1997

--------------------------------------------------------------------------------
 Schedule of Investments                                         July 31, 1997
--------------------------------------------------------------------------------

     FACE                                             ANNUALIZED
    AMOUNT                SECURITY                       YIELD          VALUE
================================================================================
COMMERCIAL PAPER -- 64.1%
  $5,000,000  Abbey National PLC matures 8/11/97         5.71%       $ 4,992,194
   5,000,000  Associates Corp. of North America
               matures 8/12/97                           5.71          4,991,415
   2,000,000  Bank America National Trust Savings
               Association matures 8/25/97               5.41          1,992,973
   5,000,000  Bear Stearns matures 8/11/97               5.76          4,992,125
   6,000,000  Citicorp matures 8/1/97                    5.84          6,000,000
   5,000,000  Creditanstalt Finance Inc. matures
               10/24/97                                  5.58          4,935,833
   3,000,000  Cregem North America matures 8/11/97       5.73          2,995,292
   5,000,000  Ford Motor Credit Co. matures 8/6/97       5.70          4,996,097
   5,000,000  General Electric Capital Corp.
               matures 10/7/97                           5.64          4,948,261
   5,000,000  General Motors Acceptance Corp.
                mature 8/25/97 to 11/7/97            5.48 to 6.00      4,945,363
   5,000,000  Generale Bank matures 9/24/97              5.72          4,957,850
   3,000,000  Glaxo Holdings PLC matures 10/8/97         5.63          2,968,550
   2,000,000  Goldman Sachs matures 10/6/97              5.69          1,979,503
   3,000,000  Grand Met Investment Corp. matures
               10/30/97                                  5.62          2,958,600
   5,000,000  Lloyds Bank matures 8/22/97                5.61          4,983,812
   3,000,000  Merrill Lynch matures 11/20/97             5.85          2,947,460
   5,000,000  Morgan Stanley Dean Witter Discover
               & Co. matures 8/22/97                     5.61          4,983,783
   5,000,000  San Paolo Finance Inc. mature 9/24/97
               to 1/5/98                                 5.77          4,925,911
   1,951,000  Transamerica Finance Corp. matures
               8/21/97                                   5.80          1,944,811
--------------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
              (Cost -- $78,439,833)                                   78,439,833
================================================================================
DOMESTIC BANK OBLIGATIONS -- 4.9%
   3,000,000  FCC National matures 8/4/97                5.71          3,000,000
   3,000,000  First Union National Bank matures
               1/12/98                                   5.70          3,000,000
--------------------------------------------------------------------------------
              TOTAL DOMESTIC BANK OBLIGATIONS
              (Cost -- $6,000,000)                                     6,000,000
================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 12.7%
   5,000,000  Bank of Nova Scotia matures 8/19/97        5.72          5,000,000
   2,000,000  Deutsche Bank matures 1/30/98              5.85          1,999,714
   1,500,000  Hessiche Landesbank matures 9/11/97        5.70          1,500,217
   5,000,000  Royal Bank of Canada mature 1/13/98
               to 1/14/98                            5.72 to 5.84      5,002,504
   2,000,000  Toronto Dominion Bank matures
               11/20/97                                  5.82          2,000,181
--------------------------------------------------------------------------------
              TOTAL FOREIGN CERTIFICATES OF DEPOSIT
              (Cost -- $15,502,616)                                   15,502,616
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

     FACE                                             ANNUALIZED
    AMOUNT                SECURITY                       YIELD          VALUE
================================================================================
MEDIUM-TERM NOTE -- 1.6%
   $2,000,000  Merrill Lynch matures 1/26/98
               (Cost -- $1,999,787)                      5.71%       $ 1,999,787
================================================================================
TIME DEPOSITS -- 16.7%
    6,000,000  Bank Austriaengesellschaft matures
                8/1/97                                   5.81          6,000,000
    6,000,000  Chase Manhattan Bank matures 8/1/97       5.84          6,000,000
    2,394,000  First Chicago National Bank matures
                8/1/97                                   5.81          2,394,000
    6,000,000  Republic National Bank matures 8/1/97     5.81          6,000,000
--------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $20,394,000)                                  20,394,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $122,336,236*)                              $122,336,236
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments, at amortized cost                                    $122,336,236
 Cash                                                                    84,449
 Interest receivable                                                    412,905
 Prepaid registration fees                                              280,070
--------------------------------------------------------------------------------
    Total Assets                                                    123,113,660
--------------------------------------------------------------------------------
LIABILITIES:
 Dividends payable                                                      265,837
 Investment advisory fees payable                                        35,086
 Distribution fees payable                                               30,574
 Administrative fees payable                                             23,390
 Accrued expenses                                                        36,093
--------------------------------------------------------------------------------
 Total Liabilities                                                      390,980
--------------------------------------------------------------------------------
Total Net Assets                                                   $122,722,680
================================================================================
NET ASSETS:
 Par value of shares of beneficial interest                        $    122,761
 Capital paid in excess of par value                                122,638,496
 Accumulated net realized loss from security transactions               (38,577)
--------------------------------------------------------------------------------
Total Net Assets                                                   $122,722,680
================================================================================
Shares Outstanding:
 Class B                                                            116,954,867
 -------------------------------------------------------------------------------
 Class C                                                              5,806,390
 -------------------------------------------------------------------------------
Net Asset Value, Per Class                                                $1.00
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest                                                             $8,137,141
--------------------------------------------------------------------------------
EXPENSES:
 Distribution fees (Note 3)                                              737,595
 Investment advisory fees (Note 3)                                       442,557
 Administration fees (Note 3)                                            295,038
 Shareholder and system servicing fees                                   100,930
 Audit and legal                                                          39,500
 Registration fees                                                        34,946
 Custody                                                                  29,500
 Shareholder communications                                               26,500
 Trustees' fees                                                           13,500
 Other                                                                     1,500
--------------------------------------------------------------------------------
 Total Expenses                                                        1,721,566
--------------------------------------------------------------------------------
Net Investment Income                                                  6,415,575
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                              16,879
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $6,432,454
================================================================================


                       See Notes to Financial Statements.
6

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                       1997          1996
================================================================================
OPERATIONS:
 Net investment income                            $   6,415,575   $   6,646,611
 Net realized gain                                       16,879          15,797
--------------------------------------------------------------------------------
 Increase in Net Assets From Operations               6,432,454       6,662,408
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                   (6,415,575)     (6,646,611)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                   449,494,993     417,673,055
 Net asset value of shares issued for
  reinvestment of dividends                           5,561,231       5,866,729
 Cost of shares reacquired                         (492,215,760)   (426,972,534)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
 Fund Share Transactions                            (37,159,536)    (3,432,750)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (37,142,657)    (3,416,953)
NET ASSETS:
 Beginning of year                                  159,865,337     163,282,290
--------------------------------------------------------------------------------
 End of year                                       $122,722,680    $159,865,337
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements.
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approxi mates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. DIVIDENDS

      The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1997, CDSCs paid to Smith Barney Inc. ("SB") were approximately:

                                                        Class B         Class C
--------------------------------------------------------------------------------
 CDSCs                                                 $618,000         $7,000
--------------------------------------------------------------------------------

      Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets for each class, respectively. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                                                        Class B         Class C
--------------------------------------------------------------------------------
 Distribution Plan Fees                                $699,916         $37,679
--------------------------------------------------------------------------------
      All officers and one Trustee of the Trust are employees of SB.

      4. CAPITAL LOSS CARRYFORWARD

      At July 31, 1997, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $38,500, available to offset future capital gains through 1998. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

      5. REPURCHASE AGREEMENTS

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      6. SHARES OF BENEFICIAL INTEREST

      The Fund may issue an unlimited number of shares of beneficial interest with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

      Transactions in shares of beneficial interest of the Fund were as follows:

                                           Year Ended              Year Ended
                                          July 31, 1997           July 31, 1996
================================================================================
Class B
Shares sold                                352,876,972              341,531,323
Shares issued on reinvestment                5,264,223                5,711,961
Shares redeemed                           (391,663,064)            (357,269,797)
--------------------------------------------------------------------------------
Net Decrease                               (33,521,869)             (10,026,513)
================================================================================
Class C
Shares sold                                 96,618,021               76,141,732
Shares issued on reinvestment                  297,008                  154,768
Shares redeemed                           (100,552,696)             (69,702,737)
--------------------------------------------------------------------------------
Net Increase (Decrease)                     (3,637,667)               6,593,763
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                    1997       1996        1995           1994       1993
=========================================================================================
Net Asset Value,
 Beginning of Year             $   1.00    $   1.00    $   1.00      $   1.00    $   1.00
-----------------------------------------------------------------------------------------
 Net investment income            0.043       0.044       0.044         0.022       0.021
 Dividends from net
  investment  income             (0.043)     (0.044)     (0.044)       (0.022)     (0.021)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year   $   1.00    $   1.00    $   1.00      $   1.00    $   1.00
-----------------------------------------------------------------------------------------
Total Return                       4.43%       4.53%       4.49%         2.18%       2.15%
-----------------------------------------------------------------------------------------
Net Assets,
 End of Year (000s)            $116,915    $150,421    $160,432      $252,246    $166,262
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                          1.16%       1.17%       1.24%         1.26%       1.25%
 Net investment income             4.34        4.45        4.35          2.24        2.16
=========================================================================================

Class C Shares                    1997       1996       1995(1)
================================================================================
Net Asset Value,
 Beginning of Year             $   1.00    $   1.00    $   1.00
--------------------------------------------------------------------------------
 Net investment income            0.043       0.044       0.035
 Dividends from net
  investment income              (0.043)     (0.044)     (0.035)
--------------------------------------------------------------------------------
Net Asset Value, End of Year   $   1.00    $   1.00    $   1.00
--------------------------------------------------------------------------------
Total Return                       4.42%       4.51%       3.52%++
--------------------------------------------------------------------------------
Net Assets,
 End of Year (000s)            $  5,808    $  9,444    $  2,850
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                          1.16%       1.17%       1.21%+
 Net investment income             4.34        4.39        4.76+
================================================================================
(1)   For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Marwick LLP

New York, New York
September 15, 1997

Smith Barney                                    SMITH BARNEY
Exchange Reserve Fund

                                                A Member of TravelersGroup[LOGO]

Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator
Smith Barney Mutual Funds Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Exchange Reserve Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

Smith Barney
Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013

FD01183 9/97



                                 ANNUAL REPORT
================================================================================

1997
1997
1997
1997
1997


                                       Smith Barney
                                       Tax-Exempt
                                       Income Fund
                                       ---------------------
                                       July 31, 1997


[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
                       Smith Barney Tax-Exempt Income Fund
================================================================================

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Tax-Exempt Income Fund ("Fund") for the year ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow.

Fund Performance Update

For the year ended July 31, 1997, the Smith Barney Tax-Exempt Income Fund's Class A shares posted a total return of 10.40% and outperformed its Lipper Analytical Services, Inc. peer group average of 10.08% for the same period. (Lipper Analytical Services, Inc. is an independent fund-tracking organization.) Over the past year, the Fund distributed income dividends totaling $0.984 per Class A share. Based on its Class A shares net asset value of $18.07 as of July 31, 1997, the Fund provided shareholders with a tax-free yield of 5.45%. To match this yield, investors in the 36% federal tax bracket would have to earn 8.52% on a taxable investment alternative. (According to the Internal Revenue Service, nearly 10% of all U.S. taxpayers fall into the 36% federal tax bracket.)

Market and Economic Overview

During the past year, the U.S. economy has continued to grow steadily. Although the U.S. unemployment rate is near a thirty-year low and consumer confidence is the highest it has been in over twenty years, there has not been a substantial increase in inflationary pressures. Nevertheless, signs of lower unemployment and rising wage costs prompted the Federal Reserve Board ("Fed") to raise the federal-funds rate from 5.25% to 5.50%, in late March of this year. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) The Fed has indicated that it prefers to head off any possible increase in inflation with a preemptive action rather than wait for inflationary pressures to build.

At subsequent meetings held throughout the summer, the Fed chose not to raise the federal-funds rate any further. Despite the continued economic expansion, there has been little increase in either consumer or wholesale prices as measured by the Consumer Price Index and the Producer Price Index. This evidence of continued moderate U.S. economic growth helped fuel a municipal bond market rally in the weeks following the March meeting of the Fed.

In our view, inflationary pressure remains well contained primarily because of global competition and improved productivity. The increased use of new technologies has enabled businesses to operate more efficiently while using fewer workers. Because labor is the most substantial cost in production, the resulting productivity gains from technology has tended to keep prices from rising significantly. Moreover, U.S. companies continue to face fierce competition from foreign companies, many of which operate with much lower wage and production cost overheads than their U.S. counterparts. Despite the healthy expansion in the U.S. economy, prices -- and particularly wages -- have remained fairly stable.

Investment Strategy

The Fund seeks to maximize current income exempt from federal income taxes by investing primarily in municipal bonds and notes. We continue to emphasize a broadly diversified, high-quality orientation for the Fund's portfolio. As of July 31, 1997, 83.7% of the Fund's portfolio was invested in investment grade (BBB/Baa or higher) securities, as measured by Standard and Poor's Rating Service or Moody's Investor Service, Inc. (Standard and Poor's and Moody's are major credit rating and reporting agencies.) In addition, we continue to maintain an average weighted maturity of 20 years or more. We also continue to favor housing bonds because we believe they provided greater reward with less risk and volatility than many other types of municipal bonds. Given our expectations of lower interest rates, we believe there is less prepayment call risk for these housing bonds. As of July 31, 1997, the Fund's holdings were allocated across these major market sectors: utility bonds (14.5%), hospital bonds (12.8%), housing bonds (11.8%), industrial development bonds (11.2%) and pollution control bonds (11.1%).

Municipal Bond Market Outlook

Some investors have expressed concern that certain provisions of the recently enacted Federal Taxpayer Relief Act passed as part of the Balanced Budget Agreement could erode many of the tax advantages that municipal bonds now offer. However, we believe that this legislation is largely positive for the municipal bond market. The reduction to the long-term capital gains tax rate could benefit investors who receive capital gain dividends from municipal bond funds. In addition, the repeal of the alternative minimum tax for small business corporations provides favorable tax treatment for many corporate municipal bond investors. Moreover, the new tax act expands the issuance of education and housing bonds, two key segments of the municipal bond market.

Going forward, we remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressure. We also expect a pick-up in the new issue supply in the municipal bond market in the months ahead. An increase in supply of new municipal bonds could exert a modest upward pressure on yields. We view such an increase in market volatility as an opportunity to add value and enhance the Fund's yield. Moreover, current real municipal yields, (i.e., the yield after taking into account the effects of inflation) are very high by historical standards. For these reasons, we believe that tax-free bonds should continue to provide investors with a competitive total return.

On a more somber note, we are saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon DeVoe Talley. Their knowledge and wisdom will be missed.

In closing, we thank you for your investment in Smith Barney Tax-Exempt Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Lawrence T. McDermott

Heath B. McLendon                           Lawrence T. McDermott
Chairman                                    Vice President and
                                            Investment Officer

August 20, 1997

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                     Net Asset Value
                   --------------------
                    Beginning     End     Income     Capital Gain    Return     Total
Year Ended           of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
7/31/97              $17.31     $18.07    $0.98        $0.00         $0.00     10.40%
------------------------------------------------------------------------------------------
7/31/96               17.25      17.31     1.00         0.00          0.00      6.28
------------------------------------------------------------------------------------------
7/31/95               17.26      17.25     1.00         0.02          0.04      6.42
------------------------------------------------------------------------------------------
7/31/94               18.24      17.26     1.06         0.13          0.00      1.14
------------------------------------------------------------------------------------------
Inception* - 7/31/93  17.45      18.24     0.83         0.16          0.00     10.24+
==========================================================================================
Total                                     $4.87        $0.31         $0.04
==========================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                     Net Asset Value
                   --------------------
                    Beginning     End     Income     Capital Gain    Return     Total
Year Ended           of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
7/31/97              $17.32     $18.09     $ 0.89      $0.00          $0.00      9.89%
------------------------------------------------------------------------------------------
7/31/96               17.26      17.32       0.92       0.00           0.00      5.74
------------------------------------------------------------------------------------------
7/31/95               17.26      17.26       0.91       0.02           0.04      5.91
------------------------------------------------------------------------------------------
7/31/94               18.24      17.26       0.96       0.13           0.00      0.60
------------------------------------------------------------------------------------------
7/31/93               18.00      18.24       1.02       0.17           0.00      8.28
------------------------------------------------------------------------------------------
7/31/92               16.97      18.00       1.04       0.14           0.00     13.50
------------------------------------------------------------------------------------------
7/31/91               16.98      16.97       1.10       0.11           0.00      7.40
------------------------------------------------------------------------------------------
7/31/90               17.31      16.98       1.12       0.03           0.00      4.95
------------------------------------------------------------------------------------------
7/31/89               16.44      17.31       1.13       0.01           0.00     12.68
------------------------------------------------------------------------------------------
7/31/88               16.48      16.44       1.13       0.06           0.00      7.32
------------------------------------------------------------------------------------------
7/31/87               16.30      16.48       1.10       0.00           0.00      7.90
==========================================================================================
Total                                      $11.32      $0.67          $0.04
==========================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                     Net Asset Value
                   --------------------
                    Beginning     End     Income     Capital Gain    Return     Total
Year Ended           of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
7/31/97               $17.31     $18.07   $0.89        $0.00         $0.00      9.79%
------------------------------------------------------------------------------------------
7/31/96                17.25      17.31    0.91         0.00          0.00      5.69
------------------------------------------------------------------------------------------
Inception* - 7/31/95   15.83      17.25    0.62         0.02          0.04     13.45+
==========================================================================================
Total                                     $2.42        $0.02         $0.04
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
                                                      --------------------------
                                                   Class A    Class B  Class C
================================================================================
Year Ended 7/31/97                                  10.40%      9.89%    9.79%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97                             N/A        6.03      N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97                              N/A        7.56      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97                           7.24       8.35    10.70
================================================================================

                                                         With Sales Charge(2)
                                                     ---------------------------
                                                   Class A    Class B   Class C
================================================================================
Year Ended 7/31/97                                   5.99%     5.39%      8.79%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97                               N/A     5.88        N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97                                N/A     7.56        N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97                          6.31       8.35      10.70
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/97)                          39.20%
--------------------------------------------------------------------------------
Class B (7/31/87 through 7/31/97)                            107.35
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                          31.63
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                     Smith Barney Tax-Exempt Income Fund vs.
                        the Lehman Municipal Bond Index+
--------------------------------------------------------------------------------
                             July 1987 -- July 1997

 [The following table was represented as a line graph in the printed material.]

                                   Smith Barney       Lehman Municipal
                              Tax-Exempt Income Fund     Bond Index
                              ----------------------     ----------
              7/87                 $10,000                $10,000
              7/88                  10,732                 10,703
              7/89                  12,092                 12,005
              7/90                  12,691                 12,837
              7/91                  13,630                 13,958
              7/92                  15,469                 15,876
              7/93                  16,749                 17,280
              7/94                  16,849                 17,602
              7/95                  17,845                 18,989
              7/96                  18,868                 20,242
              7/97                  20,735                 22,318

   + Hypothetical illustration of $10,000 invested in Class B shares on July
     31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Lehman Municipal Bond Index is a broad-based index which includes about 8,000 tax-free bonds and reflects approximately $300 billion of market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
 Portfolio Highlights (unaudited)                               July 31, 1997
--------------------------------------------------------------------------------

Portfolio Breakdown

  [The following table was represented as a pie graph in the printed material.]

      Water & Sewer                           2.9%

      Transportation                         10.4%

      Hospital                               12.8%

      Education                               4.8%

      Utility                                14.5%

      Life Care Systems                       1.6%

      Housing                                11.8%

      Short-Term                              0.9%

      General Obligation                      8.9%

      Industrial Development                 11.2%

      Solid Waste                             0.7%

      Miscellaneous                           7.0%

      Pre-Refunded                            1.0%

      Public Facilities                       0.4%

      Pollution Control                      11.1%

Top Five States Represented

                                                               Percentage of
State                                                        Total Investments
================================================================================
Pennsylvania                                                         10.4%
New York                                                             10.2
Texas                                                                 6.2
California                                                            5.7
Massachusetts                                                         4.5

Summary of Municipal Bonds and Notes and
Short-Term Tax-Exempt Investments by Combined Ratings

                            Standard &                         Percentage of
Moody's         or            Poor's                         Total Investments
================================================================================
   Aaa                          AAA                                37.3%
   Aa                           AA                                  9.8
    A                            A                                 13.2
   Baa                          BBB                                23.4
   Ba                           BB                                  7.0
    B                            B                                  1.5
   NR                           NR                                  6.9
 VMIG 1                         A-1                                 0.9
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------
 Schedule of Investments                                          July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
MUNICIPAL BONDS AND NOTES -- 99.1%
============================================================================================================
Alabama -- 2.3%
    $4,000,000    Baa3*      Alabama IDA (Boise Cascade Project),
                                6.450% due 12/1/23(a)                                         $  4,180,000
     2,000,000    AAA        Birmingham, AL Airport Authority Revenue,
                                MBIA-Insured, 5.625% due 7/1/26                                  2,047,500
     3,000,000    AAA        Huntsville, AL Health Care Facilities Authority, Series A,
                                MBIA-Insured, 6.375% due 6/1/12                                  3,266,250
     7,200,000    AAA        Jefferson County, AL Sewer Revenue, Series A,
                                FGIC-Insured, 5.375% due 2/1/27                                  7,227,000
     2,500,000    AAA        Morgan County-Decatur, AL Healthcare Authority
                                Hospital Revenue, Decatur General Hospital,
                                CONNIE LEE-Insured, 6.250% due 3/1/13                            2,715,625
-----------------------------------------------------------------------------------------------------------
                                                                                                19,436,375
-----------------------------------------------------------------------------------------------------------
Alaska -- 0.3%
     2,250,000    Aa2*       Alaska State Housing Finance Corp., Series A,
                                (Pre-Refunded -- Escrowed with U.S. Government
                                Securities to 12/1/02 Call @ 102),
                                6.600% due 12/1/23(b)                                            2,500,312
-----------------------------------------------------------------------------------------------------------
Arizona -- 2.1%
     1,000,000    Aa*        Arizona Educational Loan Marketing Corp.,
                                Sr. Series, 6.375% due 9/1/05(a)                                 1,063,750
     1,170,000    AAA        Arizona State COP, FSA-Insured, 6.625% due 9/1/08                   1,291,387
     1,000,000    BBB        Gila County, AZ IDA, PCR, Series 1987, (ASARCO Inc.
                                Project), 8.900% due 7/1/06                                      1,033,750
     5,000,000    BB         Maricopa County, AZ PCR, Public Service Co.,
                                Palo Verde, Series A, 6.375% due 8/15/23(c)                      5,181,250
     1,300,000    AAA        Maricopa County, AZ School District, Fountain Hills,
                                No. 98, FGIC-Insured, 6.625% due 7/1/10                          1,410,500
     7,250,000    BBB        Navajo County, AZ PCR, Arizona Public Service
                                Co., Series A, 5.875% due 8/15/28                                7,467,500
       326,000    NR         Peoria, AZ IDA, Sierra Winds Life Care Inc.,
                                6.500% due 11/1/17                                                 306,440
-----------------------------------------------------------------------------------------------------------
                                                                                                17,754,577
-----------------------------------------------------------------------------------------------------------
Arkansas -- 0.1%
       890,000    AAA        Arkansas State Development Authority, Single-Family
                                Mortgage Revenue, Series A, GNMA/FNMA-
                                Collateralized, 6.200% due 7/1/15                                  941,175
-----------------------------------------------------------------------------------------------------------
California -- 5.7%
     4,000,000    A-         Burbank, CA Redevelopment Agency, Series A, (Golden
                                State Redevelopment Project), 6.250% due 12/1/24                 4,235,000
     1,500,000    A+         California Housing Finance Agency Revenue, Multi-Unit
                                Rental Housing, Series B-II, 6.700% due 8/1/15(a)                1,599,375


                       See Notes to Financial Statements.
8

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
California -- 5.7% (continued)
   $ 2,900,000    AA         California PCR, (Mobil Oil Corp. Project),
                                5.500% due 12/1/29(a)                                         $  2,918,125
     2,400,000    AAA        California State University Revenue & Colleges, Housing
                                System, FGIC-Insured, 5.900% due 11/1/21                         2,547,000
     2,500,000    AAA        California Statewide Community Development Authority
                                Revenue, COP, Sutter Health, AMBAC-Insured,
                                6.125% due 8/15/22                                               2,659,375
     2,600,000    BBB-       Central Valley Finance Authority, CA (Cogeneration/Carson
                                Ice Project), 6.200% due 7/1/20                                  2,723,500
     3,000,000    Baa1*      Duarte, CA Hope Medical Center, 6.250% due 4/1/23                   3,120,000
                             Long Beach, CA (Aquarium of the Pacific Project),
                                Series A:
     5,500,000    BBB            6.125% due 7/1/15                                               5,651,250
     4,000,000    BBB            6.125% due 7/1/23                                               4,080,000
     4,000,000    A-         Los Angeles, CA Regional Airports Improvement,
                                Corporate Lease Revenue, LA International Airport,
                                6.800% due 1/1/27(a)                                             4,295,000
    12,900,000    NR         San Joaquin Hills, CA Transportation Authority,
                                (Transcorridor Agency Project), Toll Road,
                                Sr. Lien, 6.750% due 1/1/32(c)                                  13,932,000
-----------------------------------------------------------------------------------------------------------
                                                                                                47,760,625
-----------------------------------------------------------------------------------------------------------
Colorado -- 2.3%
     4,750,000    BBB+       Colorado Springs, CO Airport Revenue, Series A,
                                7.000% due 1/1/22(a)                                             5,213,125
                             Denver, CO City & County Airport Revenue:
     1,000,000    BBB          8.000% due 11/15/17(a)                                            1,030,080
       250,000    BBB          Series A, 7.500% due 11/15/23(a)                                    288,750
     2,170,000    Baa1*        Series C, 6.750% due 11/15/22(a)                                  2,346,312
     3,000,000    AAA        Denver, CO City & County Multi-Family Housing Revenue,
                                (Boston Lofts Project), Series A, FHA-Insured,
                                5.850% due 10/1/38(a)                                            3,000,000
     2,250,000    AAA        Jefferson County, CO COP, MBIA-Insured,
                                6.650% due 12/1/08                                               2,528,437
       195,000    AAA        Jefferson County, CO Single-Family Mortgage, Series A,
                                MBIA-Insured, 8.875% due 10/1/13                                   208,893
     1,500,000    A2*        Larimer County, CO COP, School District No. R-1,
                                Poudre-Ft. Collins, Colorado School Board Lease,
                                6.700% due 12/1/13                                               1,633,125
       500,000    A3*        Meridian, CO Metropolitan District, 7.000% due 12/1/98                513,750
     2,015,000    AA-        Pueblo County, CO Single-Family Housing Authority,
                                Series A, FNMA/GNMA-Collateralized,
                                6.850% due 12/1/25                                               2,133,381
-----------------------------------------------------------------------------------------------------------
                                                                                                18,895,853
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Connecticut -- 1.4%
    $1,930,000    A          Connecticut Development Authority, Resource
                                Recovery Authority, (Bridgeport Project), Series B,
                                8.500% due 1/1/00                                             $  1,987,147
     2,000,000    AAA        Connecticut State Airport Revenue, Bradley International
                                Airport, FGIC-Insured, 7.650% due 10/1/12
                             2,362,500 Connecticut State Health and Educational
                             Facilities:
     1,200,000    BBB-         Quinnipiac College, Series D, 6.000% due 7/1/23                   1,219,500
                               University of Hartford, Series D:
     1,655,000    Ba2*           6.750% due 7/1/12                                               1,712,925
     1,450,000    Ba2*           6.800% due 7/1/22                                               1,497,125
     2,860,000    AA         Connecticut State HFA, Series A, 6.750% due 11/15/23                3,060,200
-----------------------------------------------------------------------------------------------------------
                                                                                                11,839,397
-----------------------------------------------------------------------------------------------------------
Delaware -- 0.6%
                             Delaware State EDA, PCR, AMBAC-Insured:
     2,500,000    AAA          Series B, 6.750% due 5/1/19                                       2,740,625
     2,000,000    AAA          Water & Sewer Revenue, 6.200% due 6/1/25(a)                       2,137,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,878,125
-----------------------------------------------------------------------------------------------------------
District of Columbia -- 1.0%
                             District of Columbia:
     6,500,000    B            COP, 7.300% due 1/1/13                                            7,296,250
     1,000,000    A+           Georgetown University, 5.375% due 4/1/23                          1,010,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 8,306,250
-----------------------------------------------------------------------------------------------------------
Florida -- 3.9%
       340,000    AAA        Alachua County, FL Health Facilities Authority, Health
                                Facilities Revenue, (Santa Fe Healthcare Facilities
                                Project), (Pre-Refunded-- Escrowed with U.S.
                                Government Securities to 11/15/00 Call @ 102),
                                6.875% due 11/15/02                                                371,025
                             Broward County, FL Resource Recovery, Waste Energy:
       550,000    A            North, 7.950% due 12/1/08                                           602,250
     2,460,000    A            South, 7.950% due 12/1/08                                         2,693,700
       825,000    AAA        Dade County, FL Aviation Revenue, Series B,
                                MBIA-Insured, 6.600% due 10/1/22(a)                                903,375
     1,250,000    AAA        Dade County, FL Water & Sewer System Revenue,
                                FGIC-Insured, 5.250% due 10/1/21                                 1,243,750
     2,140,000    AAA        Florida State HFA, Single-Family Mortgage, GNMA/FNMA-
                                Collateralized, Series A, 6.650% due 1/1/24(a)                   2,287,125
     2,800,000    BBB+       Hillsborough County, FL Utility Revenue, Series A,
                                7.000% due 8/1/14                                                3,041,500
                             Jacksonville, FL Health Facilities Revenue:
     2,000,000    AAA          Children's Hospital- Baptist Medical Center,
                                  MBIA-Insured, 7.000% due 6/1/11                                2,222,500
     3,440,000    AAA          University Medical Center, CONNIE LEE-Insured,
                                  6.600% due 2/1/21                                              3,710,900


                       See Notes to Financial Statements.
10

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Florida -- 3.9% (continued)
    $2,000,000    A+         Jacksonville, FL Sewer & Solid Waste Disposal
                                Facilities Revenue, (Anheuser-Busch Project),
                                5.875% due 2/1/36(a)                                          $  2,057,500
     1,000,000    AAA        Orange County, FL Tourist Development Tax Revenue,
                                Series B, AMBAC-Insured, 6.500% due 10/1/19                      1,123,750
       300,000    BBB        Pace Property Finance Authority, Florida Utility Revenue,
                                6.250% due 9/1/13                                                  309,000
     6,000,000    AA         Polk County, FL IDA, Solid Waste Disposal Facility Revenue,
                                (Tampa Electric Co. Project), 5.850% due 12/1/30(a)              6,187,500
     3,000,000    BBB-       Putnam County, FL Development Authority, PCR,
                                Georgia Pacific, 7.000% due 12/1/05                              3,360,000
     1,900,000    AAA        Tampa, FL Utility Tax and Special Revenue,
                                AMBAC-Insured, 6.900% due 10/1/09                                2,120,875
-----------------------------------------------------------------------------------------------------------
                                                                                                32,234,750
-----------------------------------------------------------------------------------------------------------
Georgia -- 2.7%
     4,000,000    A          Atlanta, GA Airport Facilities Revenue,
                                7.250% due 1/1/17(a)(c)                                          4,355,000
     4,750,000    AA-        George L. Smith, GA World Congress Center
                                Authority Revenue, (Domed Stadium Project),
                                7.875% due 7/1/20(a)                                             5,236,875
     7,000,000    AAA        Georgia Municipal Electric Authority Power Revenue,
                                Series EE, AMBAC-Insured, 6.400% due 1/1/23                      7,743,750
     5,000,000    AAA        Medical Center Hospital Authority, Columbus
                                Healthcare, Series C, MBIA-Insured,
                                6.400% due 8/1/06                                                5,512,500
-----------------------------------------------------------------------------------------------------------
                                                                                                22,848,125
-----------------------------------------------------------------------------------------------------------
Guam -- 0.2%
     1,500,000    A-         Government of Guam, Limited Obligation Revenue,
                                Series A, 7.000% due 11/15/04                                    1,584,375
-----------------------------------------------------------------------------------------------------------
Hawaii -- 0.9%
                             Hawaii State Department of Budget and Finance,
                                Special Purpose Mortgage Revenue:
     2,000,000    AAA            Hawaiian Electric Co. Project, Series B,
                                    MBIA-Insured, 5.875% due 12/1/26(a)                          2,085,000
     2,000,000    A              Kapiolani Health Care Systems, 6.400% due 7/1/13                2,132,500
     3,620,000    Aa1*       Hawaii State Housing Finance & Development Corp.,
                                Single-Family Mortgage Purpose Revenue,
                                Series A, 5.750% due 7/1/30(a)                                   3,633,575
-----------------------------------------------------------------------------------------------------------
                                                                                                 7,851,075
-----------------------------------------------------------------------------------------------------------
Idaho -- 0.2%
     1,280,000    AA         Idaho Housing Agency, Single-Family Mortgage,
                                Series C, 7.875% due 1/1/21(a)                                   1,339,200
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Illinois -- 3.7%
    $1,700,000    AA         Chicago, IL HDC, Section 8, Series A, FHA-Insured,
                                6.700% due 7/1/12                                             $  1,806,250
                             Chicago, IL O'Hare International  Airport, Special Facilities:
     2,125,000    BB+          Delta Airlines, 6.450% due 5/1/18                                 2,223,280
     1,800,000    AAA          Lufthansa German Airlines Project, 7.125% due 5/1/18(a)           1,964,250
                               United Airlines:
     1,345,000    BB             8.250% due 5/1/99(a)                                            1,405,525
     3,180,000    BB             Series B, 8.950% due 5/1/18(a)                                  3,621,225
     3,755,000    BB             Series C, 8.200% due 5/1/18                                     4,060,093
     6,750,000    AAA        Chicago, IL Skyway Toll Bridge Revenue,
                                MBIA-Insured, 5.500% due 1/1/23                                  6,817,500
     3,000,000    BB-        East Chicago, IL Industrial PCR, Inland Steel Co.,
                                (Project 10), 6.800% due 6/1/13                                  3,195,000
     1,300,000    A-         Illinois Education Facilities Authority Revenue, Northern
                                Illinois Medical Center, 6.000% due 9/1/19                       1,316,250
     1,500,000    A+         Illinois Housing and Development Authority, Multi-Family
                                Housing, Series A, 6.125% due 7/1/25                             1,541,250
     2,750,000    AAA        Illinois State Toll Highway Authority, Series A,
                                FGIC-Insured, 6.200% due 1/1/16                                  2,908,125
-----------------------------------------------------------------------------------------------------------
                                                                                                30,858,748
-----------------------------------------------------------------------------------------------------------
Indiana -- 1.2%
                             Indianapolis, IN Airport Authority Revenue, Special Facility:
     5,245,000    BBB          Federal Express Corporate Project,
                                  7.100% due 1/15/17(a)                                          5,887,513
     3,970,000    BB+          United Airlines Project, Series A,
                                  6.500% due 11/15/31(a)                                         4,213,163
-----------------------------------------------------------------------------------------------------------
                                                                                                10,100,676
-----------------------------------------------------------------------------------------------------------
Iowa -- 0.1%
     1,000,000    AAA        Dubuque County, IA Hospital Revenue, Sisters of Mercy
                                Hospital, Series L, FSA-Insured, 7.000% due 8/15/21              1,102,500
-----------------------------------------------------------------------------------------------------------
Kentucky -- 2.8%
     5,000,000    AAA        Jefferson County, KY Hospital Revenue, MBIA-Insured,
                                6.436% due 10/23/14(c)(d)                                        5,368,750
                             Kenton County, KY Airport Board Revenue,
                                Delta Airlines:
     1,230,000    A              8.250% due 3/1/15(a)                                            1,280,602
     4,250,000    A              Project A, 7.500% due 2/1/20(a)                                 4,712,188
       590,000    NR         Kentucky Multi-County Residential Mortgage,
                                10.500% due 10/1/00                                                596,638
     3,750,000    AAA        Lexington-Lafayette Urban County Project, (University of
                                Kentucky Alumni Association Inc. Project),
                                MBIA-Insured, 6.750% due 11/1/24                                 4,185,938
     4,000,000    A          Pendleton County, KY Multi-County Lease Revenue,
                                Series A, 6.500% due 3/1/19                                      4,340,000


                       See Notes to Financial Statements.
12

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Kentucky -- 2.8% (continued)
    $2,605,000    AA         Trimble County, KY PCR, Series B,
                                6.550% due 11/1/20(a)                                         $  2,780,838
-----------------------------------------------------------------------------------------------------------
                                                                                                23,264,954
-----------------------------------------------------------------------------------------------------------
Louisiana -- 2.8%
     2,500,000    Aa3*       Calcasieu Parish, LA, IDB Exempt Facility Revenue,
                                (Conoco Inc. Project), 5.750% due 12/1/26(a)                     2,568,750
     5,000,000    NR         Hodge, LA Utility Revenue, 9.000% due 3/1/10(a)                     5,425,000
     2,600,000    Baa3*      Lake Charles, LA Harbor and Terminal District,
                                (Trunkline Liquid Natural Gas Co. Project),
                                7.750% due 8/15/22                                               2,980,250
     3,000,000    Aaa*       Louisiana Housing Finance Agency Mortgage Revenue,
                                Single-Family, Series B-2, GNMA/FNMA-Collateralized,
                                5.750% due 12/1/28                                               3,000,000
     2,500,000    Baa*       Louisiana Public Facilities, Association of Independent
                                Colleges and Universities, 7.000% due 12/1/17                    2,628,125
     2,000,000    BB-        Port of New Orleans, LA  IDR, (Continental Grain
                                Co. Project), 7.500% due 7/1/13                                  2,182,500
     1,210,000    AAA        State Tammany Parish, LA Hospital Revenue, District 2,
                                CONNIE LEE-Insured, 6.250% due 10/1/14                           1,312,850
     3,000,000    BB+        West Feliciana Parish, LA PCR, Gulf State Utilities,
                                7.700% due 12/1/14                                               3,382,500
-----------------------------------------------------------------------------------------------------------
                                                                                                23,479,975
-----------------------------------------------------------------------------------------------------------
Maryland -- 2.3%
     3,000,000    AAA        Baltimore County, MD Mortgage Revenue, Series A,
                                Dunfield Townhouses, FHA-Insured, 6.900% due 8/1/28              3,206,250
     1,980,000    AAA        Howard County, MD Mortgage Revenue, Howard Hills
                                Townhouses, Series A, MBIA-Insured, 6.400% due 7/1/24            2,076,525
                             Maryland State Community Development Administration,
                                Department of Housing & Community Development:
     1,280,000    Aa*            Multi-Family Housing, Insured Mortgage, Series A,
                                    FHA-Insured, 6.625% due 5/15/23                              1,366,400
     1,000,000    Aa*            Single-Family Program, Fourth Series,
                                    6.450% due 4/1/14                                            1,062,500
                             Northeast Maryland Waste Disposal Authority, Recovery
                                Revenue, Southwest Resource Recovery, MBIA-Insured:
     3,000,000    AAA            7.200% due 1/1/06                                               3,487,500
     3,000,000    AAA            7.200% due 1/1/07                                               3,480,000
     2,500,000    Baa*       Prince Georges County, MD Greater Southeast Healthcare
                                System, 6.375% due 1/1/23                                        2,556,250
     2,155,000    AAA        Prince Georges County, MD Housing Authority Mortgage
                                Revenue, (Langley Gardens Apartments Project),
                                Series A, GNMA-Collateralized, 5.875% due 2/20/39(a)             2,163,081
-----------------------------------------------------------------------------------------------------------
                                                                                                19,398,506
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Massachusetts -- 4.5%
                             Massachusetts Bay Transportation Authority, General
                                Transportation System:
    $4,800,000    A+             Series A, 5.625% due 3/1/26                                  $  4,950,000
     4,000,000    A+             Series C, 5.000% due 3/1/24                                     3,820,000
     3,000,000    A+         Massachusetts State GO, Series C, 5.000% due 8/1/17                 2,910,000
                             Massachusetts State Health and Educational Facilities
                               Authority Revenue:
       735,000    AAA            Community College Program, Series A,
                                    CONNIE LEE-Insured, 6.600% due 10/1/22                         786,450
     3,500,000    AAA            New England Medical Center Hospitals, Series F,
                                    FGIC-Insured, 6.625% due 7/1/25                              3,836,875
     1,500,000    B1*            Saint Memorial Medical Center, Series A,
                                    6.000% due 10/1/23                                           1,391,250
                             Massachusetts State HFA, Housing Projects:
                                Residential Development, FNMA-Collateralized:
     2,445,000    A+             Series A, 6.375% due 4/1/21                                     2,582,531
     2,000,000    AAA            Series C, 6.875% due 11/15/11                                   2,175,000
     3,000,000    AAA            Series D, 6.800% due 11/15/12                                   3,258,750
     2,500,000    AA             Series 41, Single-Family Housing,
                                  6.300% due 12/1/14(a)                                          2,650,000
                             Massachusetts State Industrial Financial Agency,
                                Resource Recovery Revenue, (Semass Project):
     2,700,000    NR             Series A, 9.000% due 7/1/15                                     3,074,625
     4,335,000    NR             Series B, 9.250% due 7/1/15(a)                                  4,947,319
     1,300,000    AAA        Massachusetts State Port Authority Revenue, (U.S. Air
                                Project), Series A, MBIA-Insured, 5.875% due 9/1/23(a)           1,345,500
-----------------------------------------------------------------------------------------------------------
                                                                                                37,728,300
-----------------------------------------------------------------------------------------------------------
Michigan -- 2.4%
     3,000,000    AAA        Detroit, MI Water Supply System, FGIC-Insured,
                                6.375% due 7/1/22(d)                                             3,202,500
     5,000,000    AAA        Michigan State Hospital Finance Authority Revenue,
                                FSA-Insured, 6.300% due 2/15/22(c)(d)                            5,287,500
     2,000,000    A-         Michigan State Strategic Fund, PCR, General Motors
                                Corp., 6.200% due 9/1/20                                         2,152,500
     4,500,000    AAA        Monroe County, MI PCR, Detroit Edison Monroe,
                                Series 1, MBIA-Insured, 6.875% due 9/1/22(a)                     4,905,000
       750,000    AAA        Rockford, MI Public School, FGIC-Insured,
                                5.250% due 5/1/27                                                  735,938
     3,750,000    AAA        Western Townships, MI Utilities Authority, Sewer Disposal
                                Systems, FSA-Insured, 6.750% due 1/1/15                          4,031,250
-----------------------------------------------------------------------------------------------------------
                                                                                                20,314,688
-----------------------------------------------------------------------------------------------------------
Minnesota -- 0.7%
     1,200,000    NR         Minneapolis, MN Commercial Development Revenue,
                                (Holiday Inn Metrodome Project), 10.500% due 6/1/03              1,210,020


                       See Notes to Financial Statements.
14

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Minnesota -- 0.7% (continued)
    $4,000,000    BBB-       St. Paul, MN Housing and Redevelopment  Authority,
                                (Healtheast Project), Series A, 6.625% due 11/1/17            $  4,215,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,425,020
-----------------------------------------------------------------------------------------------------------
Mississippi -- 1.7%
     9,000,000    BBB-       Claireborne County, MS PCR, (System Energy Resource Inc.
                                Project), 6.200% due 2/1/26                                      9,202,500
     2,250,000    AAA        Gulfport, MS Hospital Facilities Revenue, Memorial Hospital
                                Gulfport, Series A, MBIA-Insured, 6.200% due 7/1/18              2,435,625
     2,000,000    Aaa*       Mississippi Home Corp., Single-Family Mortgage Revenue,
                                GNMA-Collateralized, 6.550% due 4/1/21(a)                        2,125,000
-----------------------------------------------------------------------------------------------------------
                                                                                                13,763,125
-----------------------------------------------------------------------------------------------------------
Montana -- 0.6%
     5,500,000    NR         Montana State Board Resource Recovery, (Yellowstone
                                Energy LP Project), 7.000% due 12/31/19(a)                       5,458,750
-----------------------------------------------------------------------------------------------------------
Nebraska -- 0.2%
     1,500,000    AAA        Nebraska Investment Finance Authority, Single-Family
                                Housing Revenue, Series C, GNMA/FNMA-Collateralized,
                                Remarketed 5/1/97, 6.300% due 9/1/28(a)                          1,584,375
-----------------------------------------------------------------------------------------------------------
Nevada -- 0.3%
     2,000,000    AAA        Humboldt County, NV PCR, (Sierra Pacific Project),
                                AMBAC-Insured, 6.550% due 10/1/13                                2,187,500
-----------------------------------------------------------------------------------------------------------
New Hampshire -- 0.8%
     3,340,000    BBB-       New Hampshire Business Financing Authority,
                                PCR, United Illuminating Co., Series A,
                                5.875% due 10/1/33                                               3,310,775
     1,000,000    AA-        New Hampshire IDA, Resource Recovery
                                Series, (Concord Project), 8.500% due 1/1/09                     1,033,470
     2,000,000    A          New Hampshire Turnpike System Revenue,
                                6.000% due 4/1/13                                                2,077,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,421,745
-----------------------------------------------------------------------------------------------------------
New Jersey -- 4.5%
       775,000    B1*        Atlantic County, NJ Utilities Authority, Solid Waste Revenue,
                                7.125% due 3/1/16                                                  789,531
     5,000,000    Baa2*      Camden County, NJ Improvement Authority Revenue,
                               (Health Care Redevelopment Project), Cooper Health,
                                6.000% due 2/15/27                                               5,106,250
     2,500,000    AAA        Hoboken, Union City, Weehawken, NJ Sewer Authority
                                Revenue, MBIA-Insured, 6.200% due 8/1/19                         2,681,250
       905,000    BBB-       Hudson County, NJ Improvement Authority, Solid Waste
                                Revenue, 7.100% due 1/1/20                                         919,706


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
New Jersey -- 4.5% (continued)
                               New Jersey EDA:
    $2,500,000    AAA          Irvington General Hospital, FHA-Insured,
                                  6.375% due 8/1/15                                           $  2,740,625
     2,950,000    A-           Kennedy Memorial University Medical Center,
                                  Series D, 7.875% due 7/1/09                                    3,098,444
     1,000,000    NR           Raritan Bay Medical Center, 7.250% due 7/1/27                     1,071,250
     2,500,000    AAA          RWJ Health Care Corp., FSA-Insured,
                                  6.500% due 7/1/24                                              2,750,000
     2,400,000    BBB-         Zurbrugg Memorial Hospital, Series C,
                                  8.500% due 7/1/12                                              2,480,136
     1,205,000    NR         New Jersey State Educational Facilities Authority,
                                Fairleigh Dickinson University, Series C,
                                7.750% due 7/1/01                                                1,305,919
     3,700,000    AAA        New Jersey State Housing & Mortgage Finance Agency,
                                Multi-Family Housing Revenue, Presidential Plaza,
                                FHA-Insured, 7.000% due 5/1/30                                   3,935,875
     2,500,000    AAA        Perth Amboy, NJ Board of Education COP,
                                FSA-Insured, 6.125% due 12/15/17                                 2,646,875
                             Union County, NJ Utility Authority, Solid Waste Revenue:
     1,090,000    BB           Series A, 7.100% due 6/15/06(a)                                   1,115,888
     4,725,000    BB           Series A, 7.200% due 6/15/14(a)                                   4,837,219
     2,000,000    AA+          Series D, 6.850% due 6/15/14(a)                                   2,182,500
-----------------------------------------------------------------------------------------------------------
                                                                                                37,661,468
-----------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
        79,358    Aaa*       Santa Fe, NM Single-Family Mortgage Revenue,
                                8.450% due 12/1/11                                                  85,608
-----------------------------------------------------------------------------------------------------------
New York -- 10.2%
                             Metropolitan Transportation Authority, New York
                                Commuter Facilities Revenue:
     2,650,000    BBB+           Series A, 6.500% due 7/1/24                                     2,832,188
     5,660,000    Aaa*           Series B, 5.125% due 7/1/24                                     5,553,875
                             New York, NY GO Bonds:
     4,500,000    BBB+         Series A, 6.250% due 8/1/17                                       4,798,125
     2,500,000    BBB+         Series A-1, 6.500% due 8/1/19                                     2,687,500
     4,175,000    BBB+         Series B, 7.000% due 10/1/12                                      4,540,313
     3,500,000    BBB+         Series B, 5.250% due 8/1/16                                       3,421,250
     5,000,000    BBB+         Series B, 6.000% due 8/15/26                                      5,231,250
     5,000,000    BBB+         Series C, 6.660% due 8/1/09                                       5,262,500
        40,000    AAA          Series D, FSA-Insured, 8.500% due 8/1/13                             41,498
     5,500,000    BBB+         Series F, 6.125% due 2/1/25                                       5,802,500
     2,750,000    BBB+         Series H, 6.125% due 8/1/25                                       2,921,875
     3,085,000    BBB        New York State COP, (Hanson Redevelopment Project),
                                8.375% due 5/1/08                                                3,686,575


                       See Notes to Financial Statements.
16

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
New York -- 10.2% (continued)
                             New York State Dormitory Authority Revenue:
    $3,000,000    AAA          Beth Israel Medical Center, Series A,
                                  5.125% due 11/1/16                                          $  2,966,250
     4,550,000    BBB+         Mental Health Services Facility, Series B,
                                  5.500% due 8/15/17                                             4,578,438
     4,000,000    BBB+         State University Educational Facilities,
                                  5.500% due 5/15/26                                             4,005,000
     4,500,000    BBB-         Upstate Community College, Series A,
                                  6.250% due 7/1/25                                              4,753,125
     1,500,000    AA           Wesley Garden Nursing Home, FHA-Insured,
                                  6.125% due 8/1/35                                              1,582,500
                             New York State Energy, Research and Development
                                Authority, Long Island Lighting Co.:
     3,000,000    BB+            7.150% due 6/1/20(a)                                            3,236,250
     1,150,000    BB+            7.150% due 12/1/20(a)                                           1,240,563
                             New York State Medical Care Facilities Finance Agency
                                    Revenue:
       430,000    BBB+           7.750% due 2/15/20                                                469,238
       590,000    AAA            Pre-Refunded -- Escrowed with U.S. Government
                                    Securities to 2/15/00 Call @ 102,
                                    7.750% due 2/15/20                                             654,163
     2,895,000    AAA            Series C, Long-Term Health Care, FSA-Insured,
                                    6.400% due 11/1/14                                           3,112,125
     4,500,000    BBB+           Series F, Mental Health Services Facilities,
                                    6.500% due 2/15/19                                           4,786,875
     5,500,000    AA-        New York State Power Authority Revenue, Series Z,
                                MBIA-Insured, 6.500% due 1/1/19                                  6,008,750
     1,000,000    A2*        United Nations Development Corp., NY Revenue
                                Refunding, Sr. Lien, Series B, 5.500% due 7/1/17                 1,001,250
-----------------------------------------------------------------------------------------------------------
                                                                                                85,173,976
-----------------------------------------------------------------------------------------------------------
North Carolina -- 2.6%
     2,675,000    B+         Charlotte, NC Special Facilities Revenue, (Piedmont
                                Aviation Inc. Project), 9.000% due 7/1/17(a)                     2,790,587
     8,500,000    AAA        New Hanover County, NC Hospital Revenue, (Regional
                                Medical Center Project), AMBAC-Insured,
                                5.750% due 10/1/26                                               8,829,375
     8,700,000    A-         North Carolina Eastern Municipal Power Agency, Power
                                System Revenue, Series B, 7.000% due 1/1/08(c)                  10,026,750
-----------------------------------------------------------------------------------------------------------
                                                                                                21,646,712
-----------------------------------------------------------------------------------------------------------
North Dakota -- 1.0%
                             Mercer County, ND PCR, Basin Electric Power:
     3,000,000    AAA          Second Series, AMBAC-Insured, 6.050% due 1/1/19                   3,221,250
     4,765,000    A            Series E, 7.000% due 1/1/19                                       5,015,163
-----------------------------------------------------------------------------------------------------------
                                                                                                 8,236,413
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Ohio -- 2.7%
    $3,000,000    AAA        Akron Bath Copley, OH JT Township, Hospital District
                                Revenue Facilities, (Akron General Medical Center
                                Project), AMBAC-Insured, 5.375% due 1/1/17                    $  3,041,250
     4,000,000    NR         Cleveland, OH Airport Special Revenue, Continental
                                Airlines Inc., 9.000% due 12/1/19(a)                             4,345,000
                             Ohio State Air Quality Development Authority:
     3,500,000    AAA          Columbus and Southern Ohio, Series A, FGIC-Insured,
                                  6.375% due 12/1/20                                             3,771,250
     5,000,000    BB           Pollution Control-Toledo Edison, 6.875% due 7/1/23(a)             5,206,250
                             Ohio State Water Development Authority Revenue,
                                Series A:
     3,475,000    BB             Cleveland Electric, 8.000% due 10/1/23(a)                       3,896,344
     1,500,000    BB             Toledo Edison, 8.000% due 10/1/23(a)                            1,672,500
                               Series B:
       210,000    BB+            Pennsylvania Power Project, 8.100% due 9/1/18(a)                  214,649
-----------------------------------------------------------------------------------------------------------
                                                                                                22,147,243
-----------------------------------------------------------------------------------------------------------
Oklahoma -- 0.9%
     4,500,000    AAA        Oklahoma HFA, Single-Family Mortgage, Series B,
                                GNMA-Collateralized, 7.997% due 8/1/18(a)                        5,163,750
     2,400,000    BB+        Tulsa, OK Municipal Airport Revenue, American Airlines,
                                7.350% due 12/1/11                                               2,670,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 7,833,750
-----------------------------------------------------------------------------------------------------------
Pennsylvania -- 10.4%
     4,000,000    AAA        Allegheny County, PA Airport Revenue, Greater
                                Pittsburgh International Airport, Series B,
                                FSA-Insured, 6.625% due 1/1/22(a)                                4,335,000
     2,500,000    BBB-       Allegheny County, PA Series A, 6.700% due 12/1/20                   2,712,500
     4,500,000    BBB        Allentown, PA Hospital Authority Revenue, Sacred Heart
                                Hospital of Allentown, Series B, 6.750% due 11/15/15             4,809,375
     1,250,000    AAA        Beaver County, PA Hospital Authority, Beaver Medical
                                Center, Series A, AMBAC-Insured, 6.250% due 7/1/22               1,332,813
     3,000,000    AAA        Berks County, PA Solid Waste Authority, FGIC-Insured,
                                6.000% due 4/1/11                                                3,217,500
     2,000,000    A          Delaware County, PA IDA, Resource Recovery Facilities,
                                Series A, 6.200% due 7/1/19                                      2,100,000
     3,000,000    AAA        Franklin, PA IDA, (Chamberburgs Hospital Project),
                                FGIC-Insured, 6.250% due 7/1/12                                  3,232,500
     1,330,000    BBB-       Grove City, PA  Area Hospital Authority Revenue,
                                United Community Hospital, 8.125% due 7/1/12                     1,354,738
     4,475,000    AAA        Lehigh County, PA General Purpose Authority Revenue,
                                Lehigh Valley Hospital, Series B, MBIA-Insured,
                                5.625% due 7/1/25                                                4,542,125
                             Lehigh County, PA IDA, PCR, MBIA-Insured:
     7,500,000    AAA          6.400% due 9/1/29                                                 8,184,375
     1,750,000    AAA          Series A, 6.400% due 11/1/21                                      1,887,813


                       See Notes to Financial Statements.
18

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Pennsylvania -- 10.4% (continued)
                             Luzerne County, PA IDA, Pennsylvania Gas and
                                Water Co., Series A:
    $2,500,000    BBB            7.200% due 10/1/17(a)                                        $  2,725,000
     2,250,000    BBB            6.050% due 1/1/19                                               2,317,500
     3,380,000    AAA        Montgomery County, PA  IDA, PCR, Series B,
                                MBIA-Insured, 6.700% due 12/1/21                                 3,713,775
     6,750,000    NR         Montgomery County, PA  Redevelopment Authority,
                                Multi-Family Housing, Series A, 6.500% due 7/1/25                6,800,625
                             Pennsylvania EDA:
     4,500,000    BBB-         Resource Recovery Revenue, (Colver Project),
                                  Series D, 7.125% due 12/1/15                                   4,910,625
     4,000,000    BBB+         WasteWater Treatment Revenue, Sun Co. Inc.,
                                  (RTM Project), Series A, 7.600% due 12/1/24(a)                 4,590,000
     5,000,000    AAA        Pennsylvania State Higher Education, Student Loan
                                Revenue, Series D, AMBAC-Insured,
                                6.050% due 1/1/19(a)                                             5,206,250
     2,750,000    AAA        Pennsylvania State IDA Revenue, AMBAC-Insured,
                                6.000% due 1/1/12                                                2,956,250
     1,000,000    AA         Philadelphia, PA Authority for IDR, (Girard Estate
                                Facility Leasing Project), 5.000% due 5/15/27                      956,250
                             Philadelphia, PA Municipal Authority Gas Works
                                Lease Revenue:
     2,500,000    BBB-           7.625% due 5/1/14                                               2,643,750
       990,000    BBB-           Series B, 6.400% due 11/15/16                                   1,034,550
     7,950,000    AAA        Philadelphia, PA School District, Series B,
                                5.375% due 4/1/27                                                7,999,688
     2,500,000    AAA        Scranton-Lackawanna, PA Health & Welfare Authority
                                Revenue, Series B, Moses Taylor Hospital,
                                (Pre-Refunded -- Escrowed with U.S. Government
                                Securities to 7/1/01 Call @ 102), 8.500% due 7/1/20              2,931,250
-----------------------------------------------------------------------------------------------------------
                                                                                                86,494,252
-----------------------------------------------------------------------------------------------------------
Puerto Rico -- 0.8%
                             Commonwealth of Puerto Rico:
       455,000    A            GO, 8.000% due 7/1/08                                               478,983
     5,760,000    BBB          Urban Renewal & Housing Corp., 7.875% due 10/1/04                 6,264,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,742,983
-----------------------------------------------------------------------------------------------------------
Rhode Island -- 1.6%
     2,650,000    AAA        Rhode Island Depositors Economic Protection Corp.,
                                Series B, MBIA-Insured, 6.000% due 8/1/17                        2,825,563
     9,500,000    AA+        Rhode Island Housing and Mortgage Finance Authority,
                                7.100% due 4/1/24(a)(c)(d)                                      10,105,625
-----------------------------------------------------------------------------------------------------------
                                                                                                12,931,188
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
19

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
South Carolina -- 1.1%
    $2,400,000    A3*        Fairfield County, SC IDR, Rite Aid Corp.,
                                7.900% due 12/1/16(a)                                         $  2,461,632
     1,500,000    BBB+       Greenville County, SC IDR, (Lockheed Aeromod
                                Center Project), 7.200% due 11/1/21(a)                           1,633,125
       500,000    AAA        Lexington County, SC Health Services District, Hospital
                                Revenue, FSA-Insured, 6.750% due 10/1/18                           549,375
     4,000,000    A-         Richland County, SC PCR, (Union Camp Corp.
                                Project), 6.625% due 5/1/22                                      4,335,000
-----------------------------------------------------------------------------------------------------------
                                                                                                8,979,132
------------------------------------------------------------------------------------------------------------
South Dakota -- 0.2%
                             Oglala Sioux , SD Tribal Revenue Bond:
     1,865,000    NR           7.500% due 7/1/13                                                 1,911,625
       150,000    NR           7.000% due 7/1/99                                                   152,062
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,063,687
-----------------------------------------------------------------------------------------------------------
Tennessee -- 3.2%
     7,000,000    AA         Humphreys County, TN IDB, 6.700% due 5/1/24(a)                      7,726,250
     7,100,000    A-         Maury County, TN IDB, PCR, (Saturn Corp. Project),
                                6.500% due 9/1/24                                                7,792,250
     3,150,000    BBB        Memphis-Shelby County, TN Airport Authority,
                                Federal Express Corp., 6.750% due 9/1/12                         3,453,188
     5,000,000    AAA        Metropolitan Nashville Airport Authority, TN Airport
                                Revenue, Special Facilities, Series C, FGIC-Insured,
                                6.600% due 7/1/15                                                5,437,500
     1,000,000    NR         Metropolitan Nashville & Davidson County, TN IDB
                                Revenue, Volunteer Health Care, Series A,
                                10.750% due 6/1/18(f)                                              300,000
     1,500,000    AAA        Tennessee Housing Development Mortgage Agency,
                                Series B, MBIA-Insured, 6.200% due 7/1/18                        1,569,375
-----------------------------------------------------------------------------------------------------------
                                                                                                26,278,563
-----------------------------------------------------------------------------------------------------------
Texas -- 6.2%
     5,100,000    BBB        Alliance Airport Authority Inc., (Special Federal
                                Express Corp. Project), 6.375% due 4/1/21                        5,374,125
                             Brazos River Authority, TX PCR, Houston Lighting &
                                Power Co.:
     2,000,000    AAA            Series A, AMBAC-Insured, 6.700% due 3/1/17                      2,205,000
     1,900,000    AAA            Series B, FGIC- Insured, 7.200% due 12/1/18                     2,052,000
     4,000,000    AAA        Dallas-Fort Worth, TX International Airport Facilities,
                                UPS Services, Inc., 6.600% due 5/1/32(a)                         4,375,000
     2,000,000    NR         Denton County, TX Reclamation and Road District,
                                8.500% due 6/1/16                                                2,013,660
                             Harris County, TX Refunding Toll Road Authority:
       970,000    AAA          Series A, AMBAC-Insured, 6.500% due 8/15/17                       1,060,937
     4,000,000    AAA          Sr. Lien, MBIA-Insured, 5.125% due 8/15/17                        3,965,000


                       See Notes to Financial Statements.
20

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Texas -- 6.2% (continued)
     $  95,000    BBB        Heart of Texas, HFA, Single-Family Mortgage Revenue,
                                Series 1984, 11.000% due 1/1/11                               $     96,040
                             Matagorda County, TX PCR, Navajo District No. 1,
                                (Houston Light & Power Co. Project):
       500,000    A              Series B, 7.700% due 2/1/19                                       518,020
     2,100,000    AAA            Series E, FGIC-Insured, 7.200% due 12/1/18                      2,275,875
       600,000    NR         North Texas, Higher Education Authority Inc.,
                                6.300% due 4/1/09(a)                                               623,250
     4,000,000    AA-        Port Corpus Christi, TX IDR, (Hoeschst Celanese Corp.
                                Project), 6.875% due 4/1/17(a)                                   4,370,000
                             Sam Rayburn, TX Municipal Power Agency, Power
                                Supply System Revenue:
     2,645,000    BB             Series A, 6.750% due 10/1/14                                    2,668,144
     2,500,000    BB             Series B, 6.125% due 10/1/13                                    2,384,375
                            San Antonio, TX Airport System Revenue, AMBAC-Insured:
     3,000,000    AAA          7.125% due 7/1/06                                                 3,472,500
     1,000,000    AAA          7.125% due 7/1/08                                                 1,157,500
     2,000,000    AAA          7.375% due 7/1/13                                                 2,315,000
     2,000,000    AAA        Terrel Hills, TX Higher Education, (Incarnate World College
                                Project), CONNIE LEE-Insured, 5.750% due 3/15/13                 2,085,000
     3,010,000    AAA        Texas Municipal Power Agency Revenue Bonds,
                                Series A, AMBAC-Insured, 6.750% due 9/1/12                       3,318,525
     2,070,000    AAA        Texas State Department of Housing and Community Affairs,
                                Home Mortgage Revenue, Series A, 6.950% due 7/1/23               2,207,137
     2,605,000    AA         Texas State Veterans Housing Assistance, Single-Family
                                Mortgage Revenue, 6.800% due 12/1/23(a)                          2,790,606
-----------------------------------------------------------------------------------------------------------
                                                                                                51,327,694
-----------------------------------------------------------------------------------------------------------
Utah -- 0.6%
     4,000,000    AAA        Utah Municipal Power System Revenue, (San Juan
                                Project), MBIA-Insured, 6.375% due 6/1/22
                             4,345,000 Utah State HFA, Single-Family Mortgage:
       335,000    AA           Series D, 8.625% due 1/1/19(a)                                      365,987
       305,000    Aa*          Series D1, 6.200% due 7/1/16                                        313,006
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,023,993
-----------------------------------------------------------------------------------------------------------
Virginia -- 1.6%
     2,435,000    AAA        Fairfax County, VA Redevelopment and Housing Authority
                                Revenue, Multi-Family Housing, Series A, Kingsley,
                                FHA-Insured, 7.000% due 5/1/26                                   2,620,669
     1,720,000    NR         Henrico County, VA IDA, Maryview Hospital, Series B,
                                (Pre-Refunded -- Escrowed with U.S. Government
                                Securities to 8/1/00 Call @ 102), 7.500% due 9/1/11(b)           1,909,200
     8,000,000    A-         Isle Wight County, VA IDA, Solid Waste Disposal Revenue,
                                6.550% due 4/1/24(a)                                             8,800,000
-----------------------------------------------------------------------------------------------------------
                                                                                                13,329,869
-----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
Washington -- 1.7%
   $11,345,000    AAA        Chelan County, WA Public Utility District No. 1,
                                Columbia River Rock, Capital Appreciation,
                                Series A, MBIA-Insured, zero coupon due 6/1/19                $  3,545,312
     2,000,000    BBB        Port Moses Lake, WA PCR, Union Carbide,
                                7.875% due 8/1/06(a)                                             2,053,840
     2,000,000    AAA        Port of Seattle, WA Subordinated Lien, MBIA-Insured,
                                6.625% due 8/1/17                                                2,195,000
     3,000,000    AAA        Snohomish County, WA Electric Revenue Generation
                                System, Public Utility District No. 1, FGIC-Insured,
                                6.000% due 1/1/18                                                3,153,750
     2,750,000    AAA        Washington State Health Care Facilities Authority
                                Revenue, Franciscan Health, St. Joseph,
                                MBIA-Insured, 6.700% due 7/1/21                                  2,970,000
-----------------------------------------------------------------------------------------------------------
                                                                                                13,917,902
-----------------------------------------------------------------------------------------------------------
West Virginia -- 1.0%
     2,000,000    A          Beckley, WV IDR, (Water Commission Project),
                                7.000% due 10/1/17(a)                                            2,192,500
     2,000,000    A          Braxton County, WV, Solid Waste Disposal Revenue,
                                (Weyerhaeuser Co. Project), 5.800% due 6/1/24(a)                 2,032,500
                             Marion County, WV Solid Waste Disposal Revenue,
                                American Power, Paper Recycling:
     2,500,000    NR             7.750% due 12/1/11(a)(f)                                        1,250,000
     5,000,000    NR             9.000% due 12/1/11(a)(f)                                        2,500,000
       500,000    AAA        West Virginia State Water Development Authority,
                                Series A, 7.000% due 11/1/25                                       548,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 8,523,750
-----------------------------------------------------------------------------------------------------------
Wisconsin -- 0.2%
     1,670,000    BBB        Racine County, WI Health Center Revenue,
                                8.125% due 8/1/21                                                1,727,046
-----------------------------------------------------------------------------------------------------------
Wyoming -- 0.8%
                             Wyoming Community Development Authority Housing
                                Revenue:
     1,250,000    AA             7.100% due 6/1/17                                               1,354,687
     5,250,000    AA             Series 4, Remarketed 8/21/97, 5.850% due 6/1/28(a)              5,328,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,683,437
-----------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS AND NOTES
                             (Cost -- $773,955,958)                                            826,067,742
===========================================================================================================


                       See Notes to Financial Statements.
22

--------------------------------------------------------------------------------
 Schedule of Investments (continued)                              July 31, 1997
--------------------------------------------------------------------------------

       FACE
      AMOUNT     RATING                   SECURITY                                                VALUE
============================================================================================================
SHORT-TERM INVESTMENTS(e) -- 0.9%
                             NewYork State Energy Research & Development
                                Authority, PCR, NYS Electric & Gas:
    $2,500,000    VMIG 1*           Series B, 3.350% due 2/1/29                               $  2,500,000
     2,500,000    VMIG 1*           Series C, 3.300% due 6/1/29                                  2,500,000
                             Port Authority NY & NJ, Special Obligation Revenue,
                                Versatile Structure Obligation:
     1,300,000    VMIG 1*           Series 2, 3.650% due 5/1/19                                  1,300,000
     1,500,000    VMIG 1*           Series 4, 3.550% due 4/1/24(a)                               1,500,000
-----------------------------------------------------------------------------------------------------------
                             TOTAL SHORT-TERM INVESTMENTS
                             (Cost -- $7,800,000)                                                7,800,000
============================================================================================================
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $781,755,958**)                                         $833,867,742
============================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Pre-Refunded bond escrowed by U.S. Government securities is considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(c)  Security segregated by custodian for open purchase commitments.
(d) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.
(f)  Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 24 and 25 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA"' have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B    -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds that are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
 Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.

--------------------------------------------------------------------------------
 Security Descriptions
--------------------------------------------------------------------------------

ABAG         -- Association of Bay Area Governments
AIG          -- American International Guaranty
AMBAC        -- AMBAC Indemnity Corporation
BAN          -- Bond Anticipation Notes
BIG          -- Bond Investors Guaranty
CGIC         -- Capital Guaranty Insurance Company
CHFCLI       -- California Health Facility Construction Loan Insurance
CONNIE LEE   -- College Construction Loan Association
COP          -- Certificate of Participation
EDA          -- Economic Development Authority
ETM          -- Escrowed to Maturity
FAIRS        -- Floating Adjustable Interest Rate Securities
FGIC         -- Financial Guaranty Insurance Company
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRTC         -- Floating Rate Trust Certificates
FSA          -- Federal Savings Association
GIC          -- Guaranteed Investment Contract
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HDC          -- Housing Development Corporation
HFA          -- Housing Finance Authority
IDA          -- Industrial Development Agency
IDB          -- Industrial Development Board
IDR          -- Industrial Development Revenue
INFLOS       -- Inverse Floaters
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
MVRICS       -- Municipal Variable Rate Inverse Coupon Security
PCR          -- Pollution Control Revenue
RAN          -- Revenue Anticipation Notes
RIBS         -- Residual Interest Bonds
RITES        -- Residual Interest Tax-Exempt Securities
SYCC         -- Structured Yield Curve Certificate
TAN          -- Tax Anticipation Notes
TECP         -- Tax-Exempt Commercial Paper
TOB          -- Tender Option Bonds
TRAN         -- Tax and Revenue Anticipation Notes
VA           -- Veterans Administration
VRWE         -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities                               July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $781,755,958)                    $ 833,867,742
  Cash                                                                    8,047
  Interest receivable                                                11,409,436
  Receivable for securities sold                                      8,109,020
  Receivable for Fund shares sold                                       639,160
--------------------------------------------------------------------------------
  Total Assets                                                      854,033,405
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   35,709,657
  Payable for Fund shares redeemed                                      988,550
  Investment advisory fees payable                                      314,954
  Distribution fees payable                                             158,915
  Administration fees payable                                           144,601
  Accrued expenses                                                      157,849
--------------------------------------------------------------------------------
  Total Liabilities                                                  37,474,526
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 816,558,879
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $      45,157
  Capital paid in excess of par value                               757,420,669
  Overdistributed net investment income                                  (4,147)
  Accumulated net realized gain from security transactions            6,985,416
  Net unrealized appreciation of investments                         52,111,784
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 816,558,879
================================================================================
Shares Outstanding:
  Class A                                                            14,030,744
  ------------------------------------------------------------------------------
  Class B                                                            31,084,397
  ------------------------------------------------------------------------------
  Class C                                                                41,636
  -----------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                  $       18.07
  ------------------------------------------------------------------------------
  Class B*                                                        $       18.09
  ------------------------------------------------------------------------------
  Class C**                                                       $       18.07
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
 (net asset value plus 4.17% of net asset value per share)        $       18.82
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
26

--------------------------------------------------------------------------------
 Statement of Operations                      For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $ 53,991,911
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                           4,316,732
  Investment advisory fees (Note 3)                                    3,395,338
  Administration fees (Note 3)                                         1,697,669
  Shareholder and system servicing fees                                  308,592
  Registration fees                                                      109,891
  Shareholder communications                                              53,282
  Pricing service fees                                                    48,209
  Audit and legal                                                         43,332
  Custody                                                                 33,953
  Trustees' fees                                                          25,371
  Other                                                                   14,884
--------------------------------------------------------------------------------
  Total Expenses                                                      10,047,253
--------------------------------------------------------------------------------
Net Investment Income                                                 43,944,658
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              519,002,258
    Cost of securities sold                                          508,887,749
--------------------------------------------------------------------------------
  Net Realized Gain                                                   10,114,509
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 25,816,358
    End of year                                                       52,111,784
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             26,295,426
--------------------------------------------------------------------------------
Net Gain on Investments                                               36,409,935
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 80,354,593
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets                For the Years Ended July 31,
--------------------------------------------------------------------------------
                                                        1997           1996
================================================================================
OPERATIONS:
  Net investment income                           $  43,944,658   $  50,346,526
  Net realized gain                                  10,114,509       4,816,209
  Increase (decrease) in net unrealized
    appreciation                                     26,295,426        (642,445)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             80,354,593      54,520,290
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                             (44,020,626)    (50,274,705)
  Net realized gains                                   (146,695)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (44,167,321)    (50,274,705)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                   64,943,500      55,204,274
  Net asset value of shares issued for
   reinvestment of dividends                         24,165,462      27,635,290
  Cost of shares reacquired                        (194,060,215)   (176,253,665)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                        (104,951,253)    (93,414,101)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (68,763,981)    (89,168,516)
NET ASSETS:
  Beginning of year                                 885,322,860     974,491,376
--------------------------------------------------------------------------------
  End of year*                                    $ 816,558,879   $ 885,322,860
================================================================================
 * Includes undistributed (overdistributed)
  net investment income of:                       $      (4,147)  $      71,821
================================================================================


                       See Notes to Financial Statements.
28

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     The Smith Barney Tax-Exempt Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accepted accounting principles. At July 31, 1997, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy requirements that allows interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Trust. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares. For the year ended July 31, 1997, SB received sales charges of approximately $46,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1997, CDSCs paid to SB were approximately:

                                                       Class A       Class B
================================================================================
CDSCs                                                  $1,000       $525,000
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50%

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                                        Class A        Class B       Class C
================================================================================
Distribution Plan Fees                 $360,300      $3,952,088      $4,344
================================================================================

   All officers and one Trustee of the Trust are employees of SB.

     4. INVESTMENTS

     During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $431,018,180
--------------------------------------------------------------------------------
Sales                                                                519,002,258
================================================================================

     At July 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $56,682,600
Gross unrealized depreciation                                        (4,570,816)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $52,111,784

================================================================================

     5. SHARES OF BENEFICIAL INTEREST

     At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At July 31, 1997, total paid-in capital amounted to the following for each class:
                                        Class A        Class B       Class C
================================================================================
Total Paid-in Capital                $241,749,647   $514,993,440    $722,739
================================================================================

--------------------------------------------------------------------------------
 Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                       Year Ended                   Year Ended
                                      July 31, 1997                July 31, 1996
                                ------------------------    ---------------------------
                                 Shares          Amount        Shares         Amount
=======================================================================================
Class A
Shares sold                     2,790,664   $  48,988,072    1,718,386   $  29,741,505
Shares issued on reinvestment     447,061       7,854,117      435,764       8,042,396
Shares redeemed                (2,583,632)    (45,394,525)  (2,554,580)    (44,691,662)
---------------------------------------------------------------------------------------
Net Increase (Decrease)           654,093   $  11,447,664     (400,430)  $  (6,907,761)
=======================================================================================
Class B
Shares sold                       895,576   $  15,762,835    1,517,563   $  25,090,157
Shares issued on reinvestment     926,744      16,286,642    1,032,778      19,575,379
Shares redeemed                (8,446,167)   (148,626,196)  (7,527,055)   (131,511,049)
---------------------------------------------------------------------------------------
Net Decrease                   (6,623,847)  $(116,576,719)  (4,976,714)  $ (86,845,513)
=======================================================================================
Class C
Shares sold                        10,961   $     192,593       21,320   $     372,612
Shares issued on reinvestment       1,406          24,703          908          17,515
Shares redeemed                    (2,269)        (39,494)      (2,922)        (50,954)
---------------------------------------------------------------------------------------
Net Increase                       10,098   $     177,802       19,306   $     339,173
=======================================================================================

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                 1997         1996        1995       1994        1993(1)
======================================================================================================
Net Asset Value, Beginning of Year         $  17.31     $  17.25    $  17.26    $ 18.24    $ 17.45
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.97         1.00        1.04       1.06       0.78
  Net realized and unrealized gain (loss)      0.77         0.06        0.01*     (0.85)      1.00
------------------------------------------------------------------------------------------------------
Total Income From Operations                   1.74         1.06        1.05       0.21       1.78
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.98)       (1.00)      (1.00)     (1.06)     (0.83)
  Net realized gains                           0.00**         --       (0.02)     (0.13)     (0.16)
  Capital                                        --           --       (0.04)        --         --
------------------------------------------------------------------------------------------------------
Total Distributions                           (0.98)       (1.00)      (1.06)     (1.19)     (0.99)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  18.07     $  17.31    $  17.25    $ 17.26    $ 18.24
------------------------------------------------------------------------------------------------------
Total Return                                  10.40%        6.28%       6.42%      1.14%     10.24%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $253,580     $231,589    $237,656    $17,792    $13,508
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.83%        0.84%       0.84%      0.84%      0.86%+
  Net investment income                        5.52         5.74        6.04       5.83       6.03+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          51%          44%         38%        39%        34%
======================================================================================================

(1)  For the period from November 6, 1992 (inception date) to July 31, 1993.
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

** Amount represents less than $0.01. ++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                   1997       1996      1995      1994       1993
================================================================================
Net Asset Value,
  Beginning of Year            $17.32     $17.26    $17.26    $18.24    $18.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income          0.89       0.92      0.95      0.96      0.98
  Net realized and unrealized
  gain (loss)                    0.77       0.06      0.02*    (0.85)     0.45
--------------------------------------------------------------------------------
Total Income From Operations     1.66       0.98      0.97      0.11      1.43
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.89)     (0.92)    (0.91)    (0.96)    (1.02)
  Net realized gains             0.00**       --     (0.02)    (0.13)    (0.17)
  Capital                          --         --     (0.04)       --        --
--------------------------------------------------------------------------------
Total Distributions             (0.89)     (0.92)    (0.97)    (1.09)    (1.19)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year                  $18.09     $17.32    $17.26    $17.26    $18.24
--------------------------------------------------------------------------------
Total Return                     9.89%      5.74%     5.91%     0.60%     8.28%
--------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)       $  562     $  653    $  737    $1,069    $1,108
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                       1.32%      1.33%     1.35%     1.33%     1.38%
  Net investment income          5.04       5.23      5.61      5.34      5.52
--------------------------------------------------------------------------------
Portfolio Turnover Rate            51%        44%       38%       39%       34%
================================================================================

* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.

**    Amount represents less than $0.01.

--------------------------------------------------------------------------------
 Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                   1997        1996       1995(1)
================================================================================
Net Asset Value, Beginning of Year            $ 17.31     $ 17.25    $ 15.83
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.88        0.89       0.60
  Net realized and unrealized gain               0.77        0.08       1.50*
--------------------------------------------------------------------------------
Total Income From Operations                     1.65        0.97       2.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.89)      (0.91)     (0.62)
  Net realized gains                             0.00**        --      (0.02)
  Capital                                          --          --      (0.04)
--------------------------------------------------------------------------------
Total Distributions                             (0.89)      (0.91)     (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 18.07     $ 17.31    $ 17.25
--------------------------------------------------------------------------------
Total Return                                     9.79%       5.69%     13.45%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $   752     $   546    $   211
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.40%       1.39%      1.18%+
  Net investment income                          4.94        5.18       5.56+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            51%         44%        38%
================================================================================
(1)   For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the net per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
**    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
 Additional Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal income tax purposes the Fund hereby designates for the fiscal year ended July 31, 1997:

      o 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Tax-Exempt Income Fund of Smith Barney Income Funds as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 16, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Tax-Exempt Income Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
September 15, 1997

Smith Barney                                  SMITH BARNEY
Tax-Exempt                                    A Member of Travelers Group [LOGO]
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chairman and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser

Smith Barney Mutual Funds
Management Inc.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Tax- Exempt Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Smith Barney Tax-Exempt
Income Fund
388 Greenwich Street
New York, New York 10013

FD0427 9/97




                                    [PHOTO]

Smith Barney
Convertible
Fund

ANNUAL REPORT

July 31, 1997

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day(sm).

Smith Barney
Convertible Fund
================================================================================

The Smith Barney Convertible Fund seeks current income and capital appreciation by investing in convertible securities. Convertibles are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a preset date.

Smith Barney Convertible Fund's
Average Annual Total Returns Ended
July 31, 1997

                                          Without Sales Charges*
                                      -------------------------------
                                      Class A     Class B     Class C
=====================================================================
One-Year                               26.94%      26.29%      26.37%
---------------------------------------------------------------------
Five-Year                              N/A         11.28       N/A
---------------------------------------------------------------------
Ten-Year                               N/A          9.08       N/A
---------------------------------------------------------------------
Since Inception+                       12.27        9.44       16.40
=====================================================================

                                            With Sales Charges**
                                      -------------------------------
                                      Class A     Class B     Class C
=====================================================================
One-Year                               20.62%      21.29%      25.37%
---------------------------------------------------------------------
Five-Year                              N/A         11.15       N/A
---------------------------------------------------------------------
Ten-Year                               N/A          9.08       N/A
---------------------------------------------------------------------
Since Inception+                       11.06        9.44       16.40
=====================================================================

 * Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Inception dates for Class A, B and C shares are November 6, 1992, September
   9, 1986 and November 7, 1994.

--------------------------------------------------------------------------------
OUR INVESTMENT PHILOSOPHY
--------------------------------------------------------------------------------

At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A                    SCRAX
               Class B                    SCVSX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.............................................1

An Interview with Portfolio Manager
Robert E. Swab.................................................4

Historical Performance.........................................7

Smith Barney Convertible Fund at a Glance......................9

Schedule of Investments.......................................10

Statement of Assets and Liabilities...........................13

Statement of Operations.......................................14

Statements of Changes in Net Assets...........................15

Notes to Financial Statements.................................16

Financial Highlights..........................................19

Independent Auditors' Report..................................23

Tax Information...............................................24

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON

Chairman

[PHOTO]

ROBERT E. SWAB

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Convertible Fund for the year ended July 31, 1997. In this report, we summarize the period's prevailing economic and market conditions, and outline our portfolio strategy. Detailed summaries of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with Robert E. Swab, the Fund's Portfolio Manager, appears on page four.

Performance Overview

For the year ended July 31, 1997, the Smith Barney Convertible Fund ("Fund") had a total return of 26.94% for Class A shares compared with its Lipper Analytical Services Inc. peer group average of 27.95% for the same period. (Lipper Analytical Services, Inc. is an independent fund-tracking organization.) Convertible securities have the characteristics of both stock and bond investments. The stock portion of the Fund's convertible securities particularly benefitted from the dramatic rise in stock prices during this period. We are pleased with the Fund's performance since it is more conservatively managed than many other convertible funds. Our conservative management style is demonstrated by the following three key fundamentals: 1) the Fund invests primarily in convertible securities and rarely invests in other asset classes such as common stocks; 2) the Fund has a high quality orientation; and 3) the Fund tends to offer more downside protection in a volatile market because it focuses on providing higher yield.

Economic and Market Overview

The U.S. economy continued to grow this past year, extending the business cycle expansion that began seven years ago. One unique characteristic in this late phase of the expansion is the general absence of inflationary pressures. Over the past year, the U.S. economy grew in excess of 3%, and inflation during this period rose less than 3%. In fact, during the second quarter of 1997 inflation actually fell to an annualized rate of 2.3%. In our view, the positive news on inflation can be attributed to several factors. First, an increasingly competitive world economy has made it more difficult for global companies to raise prices for fear of losing market share. Second, the widespread strategic decisions by corporate America over the past several years to substitute capital (which includes technology) for labor has kept wages from rising significantly. Finally, worker productivity has increased dramatically, thanks in large part to the greater use of technology in general business operations. This rise in worker productivity has limited the need for corporations to raise prices on their products in order to sustain their profit margins.

The positive news on inflation was well received by bond investors this past year as bond prices rose and interest rates declined. The yield on the thirty-year U.S. Treasury bond dropped from 6.97% to 6.30%. With the exception of a single quarter-point rate hike in the federal-funds rate earlier this year, the Federal Reserve Bank ("Fed") has held monetary policy stable for the past twelve months. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) The bond market also got a boost from the then imminent federal balanced budget agreement and from the continued strength of the U.S. dollar.

Lower interest rates, coupled with the growing U.S. economy and strength in corporate earnings, helped


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1
drive the stock market to record highs throughout the year. Between July 31, 1996, and July 31,1997, the Standard & Poor's 500 Index ("S&P 500"), increased from 639.95 to 954.29. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) The significant gain in the stock market, (49% excluding dividends), surprised many investment professionals, who expected milder returns following the sharp run-up in the market averages during 1995 and 1996. The real surprise over the past year came from corporate earnings. For eighteen straight quarters now, overall corporate earnings have come in above Wall Street analysts' estimates. Most of corporate America, benefitting from an increase in final demand, cost cutting and productivity gains, has delivered solid results for four consecutive years.

The convertible securities market continued to perform well this past year, given the strength in both the stock and bond markets. As noted, convertible securities are unique investments that have both stock and bond characteristics and the increase in value of both stocks and bonds directly benefitted these hybrid investments. In addition, convertible securities continue to gain in popularity as a separate asset class because of their attractive risk-reward characteristics and income-generating features.

The convertible securities market is now roughly $115 billion in size. The past year has been another active period for the new-issue market, as the rising stock market and lower interest rates have created excellent opportunities for companies to raise money using convertible securities. Year to date, the amount of money raised in the new-issue market is approaching $17 billion. On the other hand, due to the stock market's strength, $19 billion of convertibles were redeemed as many issues lost their call protection.

Investment Strategy

The Fund's objective, which is to seek current income and appreciation by investing in convertible securities, has remained unchanged during the past twelve months. We continue to invest in convertible securities that we believe offer attractive total return opportunities based on our overall economic and investment outlook. As noted, unlike many other convertible funds, we generally do not invest in other asset classes such as common stocks. Our objective is to offer investors an opportunity to participate in the long-term growth of the stock market while providing the potential for less risk and lower volatility.

In our opinion, investing in other asset classes like common stocks would increase both the risk and the volatility of the Fund's portfolio. The bond component of convertible securities affords some downside protection if a company's underlying common stock price loses value. In addition, we continue to avoid for the most part unrated securities and illiquid private placements. We continue to emphasize quality issues, with 40% - 50% of our assets in convertible securities rated investment grade (i.e., Baa or higher by Moody's Investors Service Inc. or BBB and above by Standard & Poor's Ratings Service, two major credit reporting and bond rating agencies). Moreover, many of the remaining issues in the Fund have the potential for credit upgrades by the major rating agencies sometime in the future.

Diversification is another key element in reducing risk. We think the Fund is well diversified, with more than 20 different industries represented spanning a broad range of economic sectors. Some of the Fund's more heavily weighted sectors of the market include financial services, energy, and technology. We believe there are excellent capital appreciation opportunities in these areas. Over the past year we have accordingly increased our technology holdings as the underlying fundamentals for the group have improved. Since our last report, the Fund established new positions in:

o 3Com Corp., the world's number one maker of hardware that lets computers communicate with each other across networks.

o Adaptec Inc., a world leader in the manufacturing of hardware and software that eliminates performance bottlenecks between computers.

o     Unisys Corp., an information management company.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

We also established new positions in:

o Airtouch Communications, a telecommunications company that provides wireless services to nearly 8 million customers in the U.S. and internationally.

o U.S. Filter, one of the world's leading manufacturers of water treatment systems and replacement parts.

o Unocal, one of the biggest independent oil exploration and production companies in the world.

o The Sports Authority, one of the largest sporting goods superstore chains in the United States.

Over the past year we added to our positions in Alaska Air, Inco Ltd. and International Paper. We sold our positions in Interpublic Group, McKesson Corp., and Chiron Corp. because the convertible pricing characteristics had changed for these companies. Moreover, during the past six months, our holdings in Cooper Industries, Chubb, USX/Marathon, The Equitable Cos. and GenCorp were called for redemption.

Market Outlook

We expect the U.S. economy to continue to grow over the next twelve months, extending for another year the economic expansion that began in 1990. During the past few years, we think the Fed has done a superb job in keeping the economy growing and limiting inflationary pressures through timely implementation of monetary policy. We believe the Fed will continue to show resolve in its inflation fighting efforts but will also be quick to change monetary policy if economic growth slows.

Our forecast for the U.S. economy is an annual growth rate between 2% and 3% over the next year, with inflation remaining in a stable 2% to 3% range. Since 1995, the returns on financial assets, especially on the stock market, have been extraordinary, as the investment environment has been close to perfect. We believe that the long-term fundamentals remain positive for the financial markets, but recommend that investors manage their expectations in terms of lower potential returns in the next few years. We are forecasting that stock market returns should be closer to 10% to 12% over the next few years versus the record returns generated between 1995 and 1997. We believe the Smith Barney Convertible Fund should provide solid risk-adjusted returns in this type of environment.

On a more somber note, we were saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon De Voe Talley. Their knowledge and wisdom will be missed.

In closing, thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Robert E. Swab

Heath B. McLendon                   Robert E. Swab
Chairman                            Vice President and
                                    Investment Officer

August 22, 1997

--------------------------------------------------------------------------------
Top Five Stock Holdings*                                     As of July 31, 1997
--------------------------------------------------------------------------------

1. Corning Delaware LP                                                      2.6%
--------------------------------------------------------------------------------

2. International Paper Co.                                                  2.1
--------------------------------------------------------------------------------

3. Occidental Petroleum Corp.                                               2.1
--------------------------------------------------------------------------------

4. Cyprus AMAX Minerals Co., Series A                                       2.0
--------------------------------------------------------------------------------

5. H.F. Ahmanson & Co.                                                      2.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Bond Holdings*                                      As of July 31, 1997
--------------------------------------------------------------------------------

1. Grand Metropolitan PLC                                                   3.9%
--------------------------------------------------------------------------------

2. Airborne Freight Corp.                                                   3.8
--------------------------------------------------------------------------------

3. Inco Ltd.                                                                2.9
--------------------------------------------------------------------------------

4. Mascotech Inc.                                                           2.5
--------------------------------------------------------------------------------

5. WMX Technologies Inc.                                                    2.5
--------------------------------------------------------------------------------

* As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  3

--------------------------------------------------------------------------------
An Interview with Portfolio Manager
Robert E. Swab
--------------------------------------------------------------------------------

Bob Swab is a Vice President of Smith Barney and the Portfolio Manager of the Smith Barney Convertible Fund. Bob co-managed the Fund from 1991 to 1994 and assumed sole responsibility for making the Fund's investment decisions in 1995. He previously worked for the Asset Management division of E.F. Hutton, where he was responsible for managing a number of equity portfolios. Bob has more than 19 years of Wall Street experience and holds a B.A. degree in economics from Rutgers University.

Bob, you were recently cited in a Fortune Magazine article as a "manager with a proven, long-term record in good times and bad." Is there something about the Smith Barney Convertible Fund and planning for retirement that makes particular sense?

Bob: I think as people grow older, they look for more income from their investments. At the same time, though, they recognize that growth of capital is still important. But whether you're a retiree or a newlywed, you can use convertible securities as a "portfolio stabilizer." Most investors have some conservative, fixed-income assets on one side and growth-oriented, equity investments on the other. Convertible securities belong in the middle. With convertibles, you pick up some of the appreciation potential of stocks plus some of the income of bonds. And there's also a low-volatility feature of convertible securities that many investors find comforting.

Bob, the bull market in U.S. stocks hasn't shown much sign of letting up yet. How is this affecting the average investor?

Bob: We think investors are of two minds about the stock market right now. On the one hand, everybody's nervous about a correction, because it's hard to believe that the handsome gains of the last few years can continue. On the other hand, the market keeps defying all the pessimists, so nobody wants to miss out on future gains.

Given that frame of mind, what role do convertible securities have to play?

Bob: We think convertible securities make a great deal of sense for anybody who's worried about the lofty valuations of U.S. stocks. The prices of convertibles tend to track the stock of the company that issues them, so that gives you some participation as stock prices rise. At the same time, because convertibles have higher yields than common stock, their prices are much more stable during a market downturn.

Do you think most investors understand convertible securities?

Bob: We think most investors understand what convertibles can do for them. However, what they may not understand is some of the more complicated characteristics of these types of securities: how to handle call features, how to evaluate conversion premiums, how to price the bonds and so forth. So a good way to invest in convertible securities is through a mutual fund, where a professional manager is responsible for all the decisions that may seem complex to the average investor.

What should people be looking for when they invest in a typical convertible securities fund?

Bob: When you look at any given convertible securities fund, the first thing to do is check to see how much of the portfolio is invested in something other than convertible securities. Many convertible funds invest a sizable portion of the assets in common stocks. That's fine when markets are going up, but when markets are consolidating, the risks are going to be substantially greater.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

What about the Smith Barney Convertible Fund?  Do you invest in common stocks?

Bob: The Smith Barney Convertible Fund is extremely close to being a pure convertible securities play. We rarely hold common stock, and we also tend to stay away from riskier issues like private placements and nonrated securities. The reason for this is very simple: We don't think the extra boost in return from these types of issues is worth the added risk.

Are there any other reasons why you believe it's so important to invest primarily in plain-vanilla convertible securities?

Bob: Unlike many other equity-oriented investments, convertible securities have a kind of floor under them -- a well-defined level below which they very rarely fall. This floor, called "investment value," is the point at which the security is treated as a yield-producing fixed-income vehicle. By staying almost exclusively with convertible securities, we think we provide investors in the Fund with a substantial measure of protection against risk.

What are some other ways you seek to minimize risk in the Fund?

Bob: One of the most important things about the Smith Barney Convertible Fund is that we rank high in terms of overall credit quality, with 40% to 50% of the Fund's portfolio in investment-grade securities. These securities are issued by corporations that have solid track records and are generally less volatile than bonds issued by smaller, less predictable companies. Our quality orientation helps reduce the overall volatility of the Fund in comparison with many other convertible securities funds.

What about the other 50% to 60% of the Fund's portfolio?

Bob: The non-investment grade holdings of the Fund tend to be in securities where we have done a lot of fundamental research and there are compelling reasons to believe these securities may be upgraded in the future as the major rating agencies become more familiar with the financial and business prospects of the issuing companies.

Is there a particular sector or industry where you find a large number of these companies with improving fundamentals?

Bob: We have identified four basic, top-down themes that we think are going to have a positive impact on certain types of firms going forward:

1) Global growers, companies that derive a substantial portion of their revenues overseas.

2) Demographic beneficiaries, or companies that could benefit from the aging of the baby boomers.

3) Restructuring candidates, namely firms that are changing themselves or their balance sheets.

4) Technology/telecommunications, areas where so much of the global economy's current growth is being generated.

When it comes to evaluating convertible securities, you often talk about balancing fundamental analysis and security analysis. What does that mean and why do you do it?

Bob: Remember that convertible securities are hybrid issues that resemble both bonds and stocks. So you need a two-pronged approach in order to evaluate them. We start with fundamental, top-down economic analysis, because any change in interest rates will have a big impact on the bond component of a convertible security. Yet a bottom-up approach is also important when selecting individual issues, because the price of a convertible security will certainly be affected by the fortunes of the issuing corporation.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  5

Bob, do you manage the Fund primarily for growth with income as a secondary objective? Or is it the other way around?

Bob: We view the Smith Barney Convertible Fund as a conservative equity alternative with a fixed-income component. The Fund's Class A shares are currently yielding about 4%, which is some 2.5 percentage points greater than the S&P 500's current yield. At the same time, the beta on the portfolio is .49, as measured by Lipper Analytical Services, which means we have roughly half the volatility of the overall equity market. (Beta is a measurement of a port folio's sensitivity to market movements.) Our objectives are to generate returns equal to about three-quarters of the average growth fund, but with half the volatility. However, investors should understand that our objectives are only a target.

Bob, how did you get started on Wall Street?

Bob: In college, I majored in economics with a strong concentration in mathematics. A career on Wall Street seemed a logical step. I have thoroughly enjoyed working on Wall Street the past nineteen years and I remain enthusiastic about the investment management business and serving the needs of my shareholders.

Bob, it sounds like you have an ideal background for doing the top-down/bottom-up research you described earlier.

Bob: You're right. The combination of economics and math turned out to be exactly the background I needed to effectively manage a portfolio of convertible securities. I feel fortunate to have found a career that challenges my skills, strengths and interests.

Bob, thanks for spending some time with us today.


--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Return     Total
Year Ended               of Year    of Year   Dividends   Distributions   of Capital  Returns(1)
================================================================================================
7/31/97                  $15.66     $18.61     $ 0.75        $ 0.36         $ 0.00      26.94%
------------------------------------------------------------------------------------------------
7/31/96                   15.27      15.66       0.73          0.00           0.00       7.41
------------------------------------------------------------------------------------------------
7/31/95                   14.56      15.27       0.73          0.00           0.00      10.35
------------------------------------------------------------------------------------------------
7/31/94                   14.99      14.56       0.73          0.00           0.00       1.99
------------------------------------------------------------------------------------------------
Inception* -- 7/31/93     13.82      14.99       0.51          0.03           0.00      12.63+
================================================================================================
  Total                                        $ 3.45        $ 0.39         $ 0.00
================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Return     Total
Year Ended               of Year    of Year   Dividends   Distributions   of Capital  Returns(1)
================================================================================================
7/31/97                  $15.66     $18.60     $ 0.67        $ 0.36         $ 0.00      26.29%
------------------------------------------------------------------------------------------------
7/31/96                   15.27      15.66       0.66          0.00           0.00       6.91
------------------------------------------------------------------------------------------------
7/31/95                   14.56      15.27       0.66          0.00           0.00       9.80
------------------------------------------------------------------------------------------------
7/31/94                   14.99      14.56       0.66          0.00           0.00       1.50
------------------------------------------------------------------------------------------------
7/31/93                   13.84      14.99       0.62          0.04           0.00      13.40
------------------------------------------------------------------------------------------------
7/31/92                   12.51      13.84       0.64          0.00           0.02      16.25
------------------------------------------------------------------------------------------------
7/31/91                   12.21      12.51       0.68          0.00           0.03       8.86
------------------------------------------------------------------------------------------------
7/31/90                   13.80      12.21       0.83          0.11           0.04      (4.53)
------------------------------------------------------------------------------------------------
7/31/89                   13.04      13.80       0.86          0.01           0.00      13.09
------------------------------------------------------------------------------------------------
7/31/88                   13.93      13.04       0.85          0.27           0.00       2.22
================================================================================================
  Total                                        $ 7.13        $ 0.79         $ 0.09
================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Return     Total
Year Ended               of Year    of Year   Dividends   Distributions   of Capital  Returns(1)
================================================================================================
7/31/97                  $15.64     $18.58     $ 0.68        $ 0.36         $ 0.00      26.37%
------------------------------------------------------------------------------------------------
7/31/96                   15.27      15.64       0.67          0.00           0.00       6.82
------------------------------------------------------------------------------------------------
Inception* -- 7/31/95     14.09      15.27       0.49          0.00           0.00      12.17+
================================================================================================
  Total                                        $ 1.84        $ 0.36         $ 0.00
================================================================================================


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  7

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Return     Total
Year Ended               of Year    of Year   Dividends   Distributions   of Capital  Returns(1)
================================================================================================
7/31/97                  $15.68     $18.66     $ 0.80        $ 0.36         $ 0.00      27.45%
------------------------------------------------------------------------------------------------
Inception* -- 7/31/96     16.15      15.68       0.39          0.00           0.00      (0.56)+
================================================================================================
  Total                                        $ 1.19        $ 0.36         $ 0.00
================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A     Class B     Class C     Class Y
================================================================================
Year Ended 7/31/97                    26.94%      26.29%      26.37%      27.44%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97                N/A       11.28         N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97                 N/A        9.08         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97            12.27        9.44       16.40       17.36
================================================================================

                                                With Sales Charge(2)
                                     -------------------------------------------
                                     Class A     Class B     Class C     Class Y
================================================================================
Year Ended 7/31/97                    20.62%      21.29%      25.37%      27.44%
--------------------------------------------------------------------------------
Five Years Ended 7/31/97                N/A       11.15         N/A         N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/97                 N/A        9.08         N/A         N/A
--------------------------------------------------------------------------------
Inception* through 7/31/97            11.06        9.44       16.40       17.36
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/97)                             72.83%
--------------------------------------------------------------------------------
Class B (7/31/87 through 7/31/97)                               138.44
--------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                             51.42
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                             26.72
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 9, 1986, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Convertible Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------
                              July 1987--July 1997

                              [Line graph omitted]

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 10 mutual funds, as of July 31, 1997, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

     [The following table was represented as a line chart in the original]

Industry Diversification*
--------------------------------------------------------------------------------

Automobile Parts                                3.4%
Electronics-Computers                           3.4%
Environmental Control                           6.5%
Finance Companies-Consumer Credit               5.7%
Healthcare, Drugs and Hospital Supplies         6.4%
Metals and Mining                              12.0%
Oil and Natural Gas                             6.7%
Restaurants-Food Service                        6.5%
Retail                                          3.8%
Transportation Services                         7.2%
Other                                          23.5%


* As a percentage of total investments.

Investment Breakdown
--------------------------------------------------------------------------------

      [The following table was represented as a pie chart in the original]

Repurchase Agreement                                                      14.9%

Convertible
Bonds and Notes                                                           51.7%

Convertible Preferred Stocks                                              33.4%


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                  VALUE
======================================================================================
CONVERTIBLE PREFERRED STOCKS -- 33.4%

Bank - Savings and Loans -- 1.2%
       20,000     Union Planters Corp., Series E, Exchange 8.000%          $ 1,325,000
--------------------------------------------------------------------------------------
Broadcast Radio and Television -- 0.8%
       30,000     Cable Systems Corp., Series I, Exchange 8.500%               870,000
--------------------------------------------------------------------------------------
Building and Construction -- 1.1%
       40,000     Beazer Homes USA, Series A, Exchange 8.000%                1,175,000
--------------------------------------------------------------------------------------
Finance Companies - Consumer Credit -- 5.7%
       30,000     American General Corp., Series A, Exchange $3.00           2,085,000
       20,000     H.F. Ahmanson & Co., Series D, Exchange 6.000%             2,180,000
       30,000     St. Paul Capital LLC, Exchange 6.000%                      2,118,750
--------------------------------------------------------------------------------------
                                                                             6,383,750
--------------------------------------------------------------------------------------
Metals and Mining -- 9.1%
       30,000     Amax Gold Inc., Series B, Exchange $3.75                   1,601,250
                  Bethlehem Steel Corp.:
       30,000       Exchange $3.50+                                          1,282,500
       32,000       Exchange $5.00                                           1,730,000
       40,000     Cyprus AMAX Minerals Co., Series A, Exchange $4.00         2,230,000
       30,000     Timet Capital Trust I, Exchange 6.625%                     1,635,000
       40,000     WHX Corp., Series A, Exchange 6.500%                       1,592,500
--------------------------------------------------------------------------------------
                                                                            10,071,250
--------------------------------------------------------------------------------------
Oil and Natural Gas -- 3.7%
       40,000     Occidental Petroleum Corp., Series 1993, Exchange $3.875+  2,340,000
       30,000     Unocal Capital Trust, Exchange 6.250%                      1,751,250
--------------------------------------------------------------------------------------
                                                                             4,091,250
--------------------------------------------------------------------------------------
Packaging and Containers -- 2.6%
       30,000     Corning Delaware LP, Exchange 6.000%                       2,850,000
--------------------------------------------------------------------------------------

Paper, Forest Products and Printing -- 2.1%
       40,000     International Paper Co., Exchange 5.250%                   2,350,000
--------------------------------------------------------------------------------------
Real Estate Development - REITS -- 2.3%
       50,000     Security Capital Corp., Series A, Exchange $1.75           1,543,750
       40,000     Tanger Factory Outlet Centers Inc., Depository Shares,
                    Series A, Exchange $1.802                                  995,000
--------------------------------------------------------------------------------------
                                                                             2,538,750
--------------------------------------------------------------------------------------
Restaurants - Food Service -- 1.0%
       20,000     Wendy's Financing I, Series A, Exchange 5.000%             1,157,500
--------------------------------------------------------------------------------------
Retail -- 1.5%
       30,000     Kmart Financing, Exchange 7.750%                           1,635,000
--------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.4%
       20,000     Airtouch Communications, Series C, Exchange 4.250%         1,085,000
       10,000     Loral Space & Communications, Exchange 6.000%+               485,000
--------------------------------------------------------------------------------------
                                                                             1,570,000
--------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                  VALUE
======================================================================================
Transportation Services -- 0.9%
       15,000     CNF Trust I, Series A, Exchange 5.000%                    $  862,500
        2,500     Hvide Capital Trust, Exchange 6.500%+                        150,000
--------------------------------------------------------------------------------------
                                                                             1,012,500
--------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost-- $32,061,181)                                      37,030,000
======================================================================================
     Face
     Amount                         SECURITY                                  VALUE
======================================================================================
CONVERTIBLE BONDS AND NOTES -- 51.7%

Automobile Parts -- 3.4%
   $2,500,000     Deutsche Bank Finance B.V., zero coupon due 2/2/17         1,209,375
    2,000,000     Magna International Inc., 5.000% due 10/15/02              2,597,500
--------------------------------------------------------------------------------------
                                                                             3,806,875
--------------------------------------------------------------------------------------
Communications -- 1.5%
    1,000,000     California Microwave Inc., Sub. Notes, 5.250% due 12/15/03   857,500
      500,000     3Com Corp., 10.250% due 11/1/01+                             830,000
--------------------------------------------------------------------------------------
                                                                             1,687,500
--------------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 2.5%
    3,000,000     Mascotech Inc., 4.500% due 12/15/03                        2,801,250
--------------------------------------------------------------------------------------

Electronics - Computers -- 3.4%
      500,000     Adaptec Inc., 4.750% due 2/1/04+                             547,500
    1,000,000     Micron Technology Inc., 7.000% due 7/1/04                  1,080,000
    2,000,000     National Semiconductor, 6.500% due 10/1/02+                2,117,500
--------------------------------------------------------------------------------------
                                                                             3,745,000
--------------------------------------------------------------------------------------
Environmental Control -- 6.5%
    1,000,000     Thermo Electron Corp., 4.250% due 1/1/03                   1,101,250
    1,000,000     U.S. Filter Corp., 4.500% due 12/15/01                     1,018,750
    2,000,000     USA Waste Services Inc., 4.000% due 2/1/02                 2,250,000
    3,000,000     WMX Technologies Inc., 2.000% due 1/24/05                  2,793,750
--------------------------------------------------------------------------------------
                                                                             7,163,750
--------------------------------------------------------------------------------------
Health Care, Drugs and Hospital Supplies -- 6.4%
    2,000,000     Alza Corp., 5.000% due 5/1/06                              2,135,000
    1,000,000     Nabi Inc., 6.500% due 2/1/03+                                865,000
    1,000,000     Phycor Inc., 4.500% due 2/15/03                            1,075,000
    2,500,000     Tenet Healthcare Corp., 6.000% due 12/1/05                 3,037,500
--------------------------------------------------------------------------------------
                                                                             7,112,500
--------------------------------------------------------------------------------------
Home Improvements -- 1.1%
    1,000,000     Home Depot Inc., 3.250% due 10/1/01                        1,200,000
--------------------------------------------------------------------------------------
Leisure, Amusement and Motion Picture -- 1.8%
      500,000     Scholastic Corp., 5.000% due 8/15/05                         435,625
    4,000,000     Time Warner Inc., zero coupon due 12/17/12                 1,575,000
--------------------------------------------------------------------------------------
                                                                             2,010,625
--------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

     Face
     Amount                         SECURITY                                  VALUE
======================================================================================
Lodging -- 3.1%
  $ 1,000,000     HFS Inc., 4.750% due 3/1/03                           $    1,131,250
    2,000,000     Hilton Hotels Corp., 5.000% due 5/15/06                    2,302,500
--------------------------------------------------------------------------------------
                                                                             3,433,750
--------------------------------------------------------------------------------------
Metals and Mining -- 2.9%
    3,000,000     Inco Ltd., 7.750% due 3/15/16                              3,198,750
--------------------------------------------------------------------------------------
Office and Business Equipment -- 2.0%
    2,000,000     Unisys Corp., 8.250% due 8/1/00                            2,212,500
--------------------------------------------------------------------------------------
Oil and Natural Gas -- 3.0%
    1,000,000     Diamond Offshore Drilling, 3.750% due 2/15/07              1,310,000
    1,000,000     Nabors Industries, Inc., 5.000% due 5/15/06                1,800,000
      200,000     Parker Drilling Corp., 5.500% due 8/1/04                     221,000
--------------------------------------------------------------------------------------
                                                                             3,331,000
--------------------------------------------------------------------------------------
Restaurants - Food Service -- 5.5%
                  Boston Chicken:
    1,000,000       7.750% due 5/1/04                                          885,000
    1,500,000       Zero coupon due 6/1/15                                     318,750
      500,000     Einstein/Noah Bagel Corp., 7.250% due 6/1/04+                466,250
    3,000,000     Grand Metropolitan PLC, 6.500% due 1/31/00+                4,372,500
--------------------------------------------------------------------------------------
                                                                             6,042,500
--------------------------------------------------------------------------------------
Retail -- 2.3%
      500,000     Saks Holdings, 5.500% due 9/15/06                            443,125
    1,000,000     The Men's Wearhouse, Inc., 5.250% due 3/1/03               1,232,500
    1,000,000     The Sports Authority, Inc., 5.250% due 9/15/01               915,000
--------------------------------------------------------------------------------------
                                                                             2,590,625
--------------------------------------------------------------------------------------
Transportation - Non Rail -- 6.3%
    3,000,000     Airborne Freight Corp., 6.750% due 8/15/01                 4,200,000
    2,000,000     Alaska Air Group, 6.500% due 6/15/05                       2,827,500
--------------------------------------------------------------------------------------
                                                                             7,027,500
--------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE BONDS AND NOTES
                  (Cost-- $51,471,315)                                      57,364,125
======================================================================================
                  SUB-TOTAL INVESTMENTS
                  (Cost -- $83,532,496)                                     94,394,125
======================================================================================
REPURCHASE AGREEMENT -- 14.9%
   16,561,000     Goldman Sachs &Co., 5.730% due 8/1/97;
                  Proceeds at maturity -- $16,563,636; (Fully collateralized by U.S. Treasury Notes, 6.250% due 6/30/98;
                  Market value -- $16,900,260) (Cost -- $16,561,000)        16,561,000
======================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $100,093,496*)                                 $110,955,125
======================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $83,532,496)                     $ 94,394,125
    Repurchase agreement, at value (Cost -- $16,561,000)              16,561,000
    Receivable for Fund shares sold                                      367,256
    Dividends and interest receivable                                    914,974
--------------------------------------------------------------------------------
    Total Assets                                                     112,237,355
--------------------------------------------------------------------------------
LIABILITIES:
    Investment advisory fees payable                                      45,608
    Payable for Fund shares purchased                                     22,320
    Administration fees payable                                           18,243
    Distribution fees payable                                             14,496
    Accrued expenses                                                      74,207
--------------------------------------------------------------------------------
    Total Liabilities                                                    174,874
--------------------------------------------------------------------------------
Total Net Assets                                                    $112,062,481
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                $            6,019
    Capital paid in excess of par value                               95,560,997
    Undistributed net investment income                                  171,445
    Accumulated net realized gain on security transactions             5,462,391
    Net unrealized appreciation of investments                        10,861,629
--------------------------------------------------------------------------------
Total Net Assets                                                    $112,062,481
================================================================================
Shares Outstanding:
    Class A                                                            2,084,987
    ----------------------------------------------------------------------------
    Class B                                                            2,307,864
    ----------------------------------------------------------------------------
    Class C                                                               67,377
    ----------------------------------------------------------------------------
    Class Y                                                            1,558,358
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                        $18.61
    ----------------------------------------------------------------------------
    Class B*                                                              $18.60
    ----------------------------------------------------------------------------
    Class C**                                                             $18.58
    ----------------------------------------------------------------------------
    Class Y (and redemption price)                                        $18.66
    ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 5.26% of net asset value)                       $19.59
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 13

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                                      $ 3,787,407
      Dividends                                                       1,996,339
-------------------------------------------------------------------------------
      Total Investment Income                                         5,783,746
-------------------------------------------------------------------------------
EXPENSES:
      Investment advisory fees (Note 2)                                 489,663
      Distribution fees (Note 2)                                        413,173
      Administration fees (Note 2)                                      195,865
      Shareholder and system servicing fees                             112,936
      Registration fees                                                  62,999
      Shareholders communications                                        41,878
      Audit and legal                                                    38,750
      Trustees' fees                                                     15,000
      Custody                                                             5,194
      Other                                                               8,000
-------------------------------------------------------------------------------
      Total Expenses                                                  1,383,458
-------------------------------------------------------------------------------
Net Investment Income                                                 4,400,288
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE3):
      Realized Gain From Security Transactions
      (excluding short-term securities):
        Proceeds from sales                                          52,011,163
        Cost of securities sold                                      44,363,905
-------------------------------------------------------------------------------
      Net Realized Gain                                               7,647,258
-------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation (Depreciation) of
      Investments:
        Beginning of year                                              (757,866)
        End of year                                                  10,861,629
-------------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                        11,619,495
-------------------------------------------------------------------------------
Net Gain on Investments                                              19,266,753
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $23,667,041
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                         1997           1996
================================================================================
 OPERATIONS:
      Net investment income                        $   4,400,288   $  3,680,821
      Net realized gain                                7,647,258      4,983,498
      Increase (decrease) in net unrealized
       appreciation                                   11,619,495     (3,181,315)
 -------------------------------------------------------------------------------
      Increase in Net Assets From Operations          23,667,041      5,483,004
 -------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                           (4,250,885)    (3,651,779)
      Net realized gains                              (2,061,461)            --
 -------------------------------------------------------------------------------
      Decrease in Net Assets From
       Distributions to Shareholders                  (6,312,346)    (3,651,779)
 -------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 6):
      Net proceeds from sale of shares                23,690,727     21,711,359
      Net asset value of shares issued for
       reinvestment of dividends                       4,067,509      2,647,871
      Cost of shares reacquired                      (20,188,440)   (19,897,156)
 -------------------------------------------------------------------------------
      Increase in Net Assets From Fund Share
       Transactions                                    7,569,796      4,462,074
 -------------------------------------------------------------------------------
 Increase in Net Assets                               24,924,491      6,293,299
 NET ASSETS:
      Beginning of year                               87,137,990     80,844,691
 -------------------------------------------------------------------------------
      End of year*                                 $ 112,062,481   $ 87,137,990
 ===============================================================================
    * Includes undistributed net investment
       income of:                                  $     171,445   $     29,042
 ===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 15

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBMFM also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1997, SB received sales charges of approximately $19,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended July 31, 1997, CDSCs paid to SB for Class Bshares were approximately $59,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                             Class A      Class B       Class C
===============================================================
Distribution Plan Fees       $89,116      $317,592      $6,465
===============================================================

All officers and one Trustee of the Trust are employees of SB.

3.    Investments

During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=========================================================================
Purchases                                                    $48,915,871
-------------------------------------------------------------------------
Sales                                                         52,011,163
=========================================================================

At July 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

=========================================================================
Gross unrealized appreciation                                 $12,755,954
Gross unrealized depreciation                                 (1,894,325)
-------------------------------------------------------------------------
Net unrealized appreciation                                   $10,861,629
=========================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes pos session of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.    Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1997, the Fund had no open purchased put or call options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 1997, the Fund did not write any options.

6.    Shares of Beneficial Interest

At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1997, total paid-in capital amounted to the following for each class:

                                 Class A      Class B      Class C     Class Y
================================================================================
Total Paid-in Capital          $30,069,125  $38,692,418  $1,081,828  $25,723,645
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                        Year Ended
                                           July 31, 1997                    July 31, 1996*
                                   ---------------------------       ---------------------------
                                    Shares            Amount          Shares           Amount
================================================================================================
Class A
Shares sold                         163,074       $  2,748,028        343,603       $  5,423,126
Shares issued on reinvestment       116,254          1,943,840         83,599          1,324,932
Shares redeemed                    (422,237)        (7,047,021)      (506,755)        (7,997,467)
------------------------------------------------------------------------------------------------
Net Decrease                       (142,909)      $ (2,355,153)       (79,553)      $ (1,249,409)
================================================================================================
Class B
Shares sold                         244,740       $  4,102,534        374,014       $  5,938,214
Shares issued on reinvestment       124,505          2,077,233         82,158          1,306,252
Shares redeemed                    (770,612)       (12,939,859)      (727,414)       (11,577,304)
------------------------------------------------------------------------------------------------
Net Decrease                       (401,367)      $ (6,760,092)      (271,242)      $ (4,332,838)
================================================================================================
Class C
Shares sold                          35,625       $    596,934         55,056       $    869,581
Shares issued on reinvestment         2,775             46,436          1,049             16,687
Shares redeemed                     (12,011)          (201,552)       (20,518)          (322,369)
------------------------------------------------------------------------------------------------
Net Increase                         26,389       $    441,818         35,587       $    563,899
================================================================================================
Class Y
Shares sold                         972,230       $ 16,243,231        586,130       $  9,480,438
Shares issued on reinvestment             0                  0             --                 --
Shares redeemed                          (1)                (8)            (1)               (16)
------------------------------------------------------------------------------------------------
Net Increase                        972,229        $16,243,223        586,129       $  9,480,422
================================================================================================

* For Class Y shares, transactions are for the period from February 7, 1996 (inception date) to July 31, 1996.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                 1997          1996(1)         1995          1994       1993(2)
==============================================================================================================
Net Asset Value, Beginning of Year         $    15.66    $    15.27      $    14.56    $    14.99   $    13.82
--------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.78          0.74            0.74          0.72         0.49
  Net realized and unrealized gain (loss)        3.28          0.38            0.70         (0.42)        1.22
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                     4.06          1.12            1.44          0.30         1.71
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                           (0.75)        (0.73)          (0.73)        (0.73)       (0.51)
   Net realized gains                           (0.36)           --              --            --        (0.03)
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.11)        (0.73)          (0.73)        (0.73)       (0.54)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $    18.61    $    15.66      $    15.27    $    14.56   $    14.99
--------------------------------------------------------------------------------------------------------------
Total Return                                    26.94%         7.41%          10.35%         1.99%       12.63%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $   38,803    $   34,888      $   35,238    $    2,294   $    1,655
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.27%         1.40%           1.40%         1.40%        1.37%+
  Net investment income                          4.61          4.68            5.13          4.80         4.86+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            57%           59%             48%           54%          95%
--------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)           $     0.06    $     0.06              --            --           --
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)   For the period from November 6, 1992 (inception date) to July 31, 1993.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                 1997          1996(1)         1995          1994         1993
===============================================================================================================
Net Asset Value, Beginning of Year         $    15.66    $    15.27      $    14.56    $    14.99    $    13.84
---------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                          0.69          0.66            0.67          0.65          0.61
  Net realized and unrealized gain (loss)        3.28          0.39            0.70         (0.42)         1.20
---------------------------------------------------------------------------------------------------------------
Total Income From Operations                     3.97          1.05            1.37          0.23          1.81
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.67)        (0.66)          (0.66)        (0.66)        (0.62)
  Net realized gain                             (0.36)           --              --            --         (0.04)
---------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.03)        (0.66)          (0.66)        (0.66)        (0.66)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $    18.60    $    15.66      $    15.27    $    14.56    $    14.99
---------------------------------------------------------------------------------------------------------------
Total Return                                    26.29%         6.91%           9.80%         1.50%        13.40%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $   42,927    $   42,420      $   45,524    $   85,190    $   74,857
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.77%         1.90%           1.90%         1.88%         2.00%
  Net investment income                          4.12          4.18            4.63          4.32          4.20
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            57%           59%             48%           54%           95%
---------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)           $     0.06    $     0.06              --            --            --
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                1997       1996(1)     1995(2)(3)
================================================================================
Net Asset Value, Beginning of Year        $   15.64    $  15.27      $  14.09
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.67        0.67          0.50
  Net realized and unrealized gain             3.31        0.37          1.17
--------------------------------------------------------------------------------
Total Income From Operations                   3.98        1.04          1.67
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.68)      (0.67)        (0.49)
  Net realized gains                          (0.36)         --            --
--------------------------------------------------------------------------------
Total Distributions                           (1.04)      (0.67)        (0.49)
--------------------------------------------------------------------------------
Net Asset Value, End of Year              $   18.58    $  15.64      $  15.27
--------------------------------------------------------------------------------
Total Return                                  26.37%       6.82%        12.17%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $   1,252    $    641      $     83
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.74%       1.86%         1.87%+
  Net investment income                        4.14        4.17          4.77+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          57%         59%           48%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)          $    0.06    $   0.06            --
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) On November 7, 1994, the former Class D shares were renamed Class C shares.

(3)   For the period from November 7, 1994 (inception date) to July 31, 1995.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                         1997       1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year                 $    15.68     $    16.15
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                  0.83           0.38
  Net realized and unrealized gain (loss)                3.31          (0.46)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                      4.14          (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                 (0.80)         (0.39)
  Net realized gains                                    (0.36)            --
--------------------------------------------------------------------------------
Total Distributions                                     (1.16)         (0.39)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                       $    18.66     $    15.68
--------------------------------------------------------------------------------
Total Return                                            27.44%         (0.56)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $   29,080     $    9,189
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                               0.85%          1.00%+
  Net investment income                                  5.04           4.98+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    57%            59%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                      $     0.06     $     0.06
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)   For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Markwick LLP

New York, New York
September 15, 1997


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 23

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1997:

         -- long-term capital gain distributions paid of $2,061,461.


--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

Smith Barney
Convertible Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert E. Swab
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds Management Inc.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Convertible Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must be accompanied by performance for the most recently completed calendar quarter.

SMITH BARNEY

      A Member of TravelersGroup[LOGO]

Smith Barney Convertible Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD01020 9/97

[PHOTO]


[GRAPHIC]


SMITH BARNEY
HIGH INCOME
FUND


---------------------------------
ANNUAL REPORT
---------------------------------


July 31, 1997


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

SMITH BARNEY
HIGH INCOME FUND
================================================================================
The Smith Barney High Income Fund seeks high current income by investing in high-yield corporate bonds, debentures and notes.

Smith Barney High Income Fund's
Average Annual Total Returns Ended
July 31, 1997

                        Without Sales Charges*
                   -----------------------------------
                   Class A      Class B        Class C
--------------------------------------------------------------------------------
One-Year           18.31%       17.72%         17.77%
--------------------------------------------------------------------------------
Five-Year            N/A        11.03            N/A
--------------------------------------------------------------------------------
Ten-Year             N/A         9.32            N/A
--------------------------------------------------------------------------------
Since Inception++  11.89         9.41          12.83
--------------------------------------------------------------------------------

                         With Sales Charges**
                   -----------------------------------
                   Class A      Class B        Class C
--------------------------------------------------------------------------------
One-Year           12.96%       13.22%         16.77%
--------------------------------------------------------------------------------
Five-Year            N/A        10.90            N/A
--------------------------------------------------------------------------------
Ten-Year             N/A         9.32            N/A
--------------------------------------------------------------------------------
Since Inception++  10.81         9.41          12.83
--------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and C shares are November 6, 1992, September
   2, 1986 and August 24, 1994,respectively.

--------------------------------------------------------------------------------
 OUR INVESTMENT PHILOSOPHY
--------------------------------------------------------------------------------
At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time, using a wide range of investment strategies.

--------------------------------------------------------------------------------
 NASDAQ SYMBOL
--------------------------------------------------------------------------------
         Class A                SHIAX
         Class B                SHIBX

--------------------------------------------------------------------------------
 WHAT'S INSIDE
--------------------------------------------------------------------------------
Shareholder Letter..................................1

An Interview with Portfolio Manager
John C. Bianchi, CFA................................4

Historical Performance..............................7

Smith Barney High Income Fund at a Glance..........10

Schedule of Investments............................11

Statement of Assets and Liabilities................19

Statement of Operations............................20

Statements of Changes in Net Assets................21

Notes to Financial Statements......................22

Financial Highlights...............................27

Independent Auditors' Report.......................32

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------
[PHOTO]                      [PHOTO]

Heath B.                     John C.
McLendon                     Bianchi
Chairman                     Vice President and
                             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney High Income Fund ("Fund") for the period ended July 31, 1997. In this report we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. In addition, an interview with John C. Bianchi, CFA, the Fund's Portfolio Manager, appears on page four.

Performance Update

For the year ended July 31, 1997, the Smith Barney High Income Fund's Class A shares generated a total return of 18.31%, which compares favorably to the average one-year total return of 17.33% for open-end high yield funds as reported by Lipper Analytical Services Inc., an independent fund-tracking performance organization. In addition, during the past 12 months, the Fund paid income dividends totaling $1.08 for Class A shares; based on a net asset value
(NAV) of $11.82 per share as of July 31, 1997, this equates to an annual distribution rate of 9.14%.

Market and Economic Overview

The U.S. bond market rebounded from a weak first quarter of 1997 to post its best quarterly return in the second quarter since the fourth quarter of 1995. A strong economy in the first quarter caused the Federal Reserve Board ("Fed") to tighten interest rates by 25 basis points (0.25%) and led to relatively poor bond returns. However, in the second quarter of 1997 the economy continued to grow moderately with little apparent increase in inflationary pressures. These market conditions enabled the Fed to keep monetary policy on hold and the bond markets responded with solid returns in the second quarter. Since the end of March, the long-term U.S. Treasury bond's yield dropped by roughly 70 basis points (0.70%) from a peak of 7.20% to 6.50% as of this report.

The high yield bond market has continued to rally on strong demand from both institutional investors and retail mutual funds. Given the strong market conditions, we have witnessed a record amount of new high yield issuance (more than $60 billion) during the first seven months of this year. We expect this trend to continue over the remainder of 1997. There has been more than adequate demand to absorb the heavy new issue supply. Increasing amounts of capital are flowing into the high yield market from a variety of sources. Traditional open-end high yield mutual funds have had over $11 billion of cash inflows over the first seven months of 1997, not to mention the roughly $5 billion of dividends that were reinvested in additional mutual fund shares.

More importantly, the high yield bond market has continued to broaden and mature into a more widely accepted investment alternative among more traditional institutional investors. Pension funds are allocating increasing percentages of their investment portfolios to the high yield market. For example, two large New York City pension funds that together have nearly $13 billion in assets recently boosted their high yield investments by over $250 million, concentrating on the better quality B and BB rated high yield issues.

During the past 12 months, there has been a meaningful increase in the number of structured transactions incorporating high yield securities that have raised the demand for high yield bonds even further. In the past two years, a number of institutions, particularly insurance companies, have begun creating collateralized bond obligations ("CBOs") that use high


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  1
yield securities as collateral. Given the intense demand for current yield over the past year, there has been a significant increase in the creation of CBOs. The total amount of capital deployed into the high yield market has risen to record levels.

Given this record demand, many high yield bonds have appreciated to fully valued levels with yield premiums over U.S. Treasuries approximately 100 basis points tighter than their historical averages. In addition to these positive technical factors, there are a number of positive fundamental factors driving high yield bond valuations. In addition to the significant amount of capital being invested in the market, economic conditions remain supportive with moderate growth and low inflation. The stock market, with its historically high valuations, has enabled a number of high yield companies to issue stock to further bolster their balance sheets.

In addition, the banking system remains highly liquid, allowing it to accommodate high yield borrowers. Consequently, high yield bond default rates remain at the low end of their historical range at approximately 1.5% per year for the past two years. As long as overall economic and market conditions remain relatively benign, high yield bond spreads should stay at the tighter end of their historical range. Because of these positive fundamental factors, we do not believe the high yield market is becoming increasingly speculative. However, we are naturally becoming increasingly sensitive to the possibility for disappointment and underperformance among individual issues. This has been the case in the stock market throughout the year.

Given the relatively strong performance of the high yield market compared to U.S. Treasuries over recent months, high yield bond premiums remain roughly 100 basis points (one percentage point) tighter than they were in early 1996. As a result, we continue to describe the high yield market as fully valued at this time. Since we still expect the economy to grow moderately over the foreseeable future, with little serious threat of either higher inflation or an economic recession, we do not anticipate any material deterioration in the performance of most high yield bonds.

However, if the economy were to reaccelerate and cause the Fed to actively raise short-term interest rates to slow economic momentum, we could expect the high yield bond market to be negatively affected along with all of the other financial markets. In light of the non-inflationary economic growth in the second quarter, we do not believe the Fed will need to raise interest rates unless the economy begins to accelerate in the third or fourth quarter. Therefore, the overall environment remains positive for the high yield market. Nevertheless, selectivity has become increasingly more important when making investment decisions, especially given the high yield market's fully valued levels and the potential for disappointment among individual companies.

Portfolio Strategy

The Fund's primary objective remains to focus on delivering a consistently high level of current income. To achieve this goal, we employ a consistent and disciplined strategy of investing primarily in better quality, high yielding corporate bonds that are likely to receive an upgrade in their credit rating over the next one to three years.

We remain optimistic about the total return prospects for the high bond yield market in 1997. We would expect interest rates to remain in a confined range as economic activity remains moderate and inflation remains subdued. In this moderate growth environment, we would expect stronger high yield companies to generate the most consistent results. These companies tend to be in industries that continue to benefit from new technology. We have found many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision Systems Corp., Brooks Fiber, Nextel Communications Inc., Rogers Cablesystems, Teleport, Pride Petroleum and Parker


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

Drilling, to name a few. All of these companies continue to generate improving results through either increased market share or improved internal cost controls.

We firmly believe that over a full economic cycle the better quality high yield issues offer superior risk adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield investing will generate consistent positive returns in 1997. We therefore will continue to avoid the sectors of the economy that are experiencing weak growth trends as well as heavy industry competition.

Market Outlook

In our opinion, the U.S. economy should grow moderately over the next several months with continued modest inflation. Given our expectations, we have been more focused on maintaining sound credit quality throughout the Fund. We firmly believe this prudent approach will continue to generate the most consistent performance results for investors.

On a more somber note, we are saddened by the loss of two outstanding business leaders and Trustees of the Fund, Antoinette C. Bentley and Madelon De Voe Talley. Their knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney High Income Fund. We look forward to continuing to help you pursue your investment goals.

Sincerely,

/s/ Heath B. McLendon        /s/ John C. Bianchi

Heath B. McLendon            John C. Bianchi, CFA
Chairman                     Vice President and
                             Investment Officer

August 14, 1997

--------------------------------------------------------------------------------
 Top Ten Holdings*                  As of July 31, 1997
--------------------------------------------------------------------------------
 1. Rogers Cablesystems                            3.2%
--------------------------------------------------------------------------------
 2. Cablevision Systems Corp.                      3.2
--------------------------------------------------------------------------------
 3. Nextel Communications                          2.9
--------------------------------------------------------------------------------
 4. Unisys Corp.                                   2.6
--------------------------------------------------------------------------------
 5. Pathmark Stores Inc.                           2.3
--------------------------------------------------------------------------------
 6. Brooks Fiber Properties Inc.                   2.0
--------------------------------------------------------------------------------
 7. First Nationwide Parent Holdings Ltd.          2.0
--------------------------------------------------------------------------------
 8. Indah Kiat International Finance Co.           1.9
--------------------------------------------------------------------------------
 9. Terex Corp.                                    1.9
--------------------------------------------------------------------------------
10. Pagemart Nationwide, Inc.                      1.5
--------------------------------------------------------------------------------
* As a percentage of total corporate bonds and notes.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  3

--------------------------------------------------------------------------------
 An Interview with Portfolio Manager
 John C. Bianchi, CFA
--------------------------------------------------------------------------------

John C. Bianchi, CFA, is a Managing Director of Smith Barney and Portfolio Manager of the Smith Barney High Income Fund and has over 18 years of Wall Street experience, the lion's share of which has been at Smith Barney. John manages more than $3.5 billion in high yield investments for Smith Barney. He holds a B.A. in English from Seton Hall University and an M.B.A. in Finance from Fairleigh Dickinson University.

John, you were recently cited in a Fortune Magazine article as a "manager with a proven, long-term record in good times and bad." How do you feel about all of the attention?

John: I'm flattered. But more than that, I feel a sense of fulfillment. I've been managing money for individuals for more than eighteen years, not only because of professional ambition, but because I want to help them improve the quality of their lives. This Fortune citation tells me that I've been successful in helping investors reach their goals while keeping them from harm's way. This is a very personal and rewarding accomplishment.

Will this national recognition change the way you manage money?

John: While national recognition is always gratifying, it won't change our investment approach. In fact, the attention reinforces that what we've been doing for our shareholders is working. But what I think is most exciting about the Fortune citation is that it confirms that we've been around the block in the high-yield securities market. We were recognized for providing quality long-term investing, not just providing investors with short-term success. What this article implied was that high-yield corporate bonds can be a smart choice for adding momentum to a person's long-term retirement savings.

Why haven't high-yield bonds been recognized as a smart long-term investment before now?

John: The 1980s left many investors with a bad taste in their mouths. High yield corporate bonds were originally perceived to be risky investments with poor quality and high default rates. High yield bonds then became fashionable as the economy expanded. A lot of people decided to get in on the action and invested in high-yield bonds, but many of them got burned. Part of the reason for the downturn was the excitement surrounding the economy at that time, which was really a presumption. The economy and the quality of many companies simply were not as strong as many high yield bond investors had believed.

Why have the 1990s been such a great time for high yield bonds versus the 1980s?

John: The economy now is genuinely in great shape. More importantly, the enthusiasm surrounding the economy is justified. That was not the case in the 1980s. Today, interest rates and inflation are low, as well as the rate of unemployment. Consumers are spending more, which increases production and corporate earnings. All of these factors create stronger companies to invest in. Another important difference is that we've all learned from the growing pains experienced in the early days of the high-yield bond market. Investors are much more careful now about weighing the risks versus the potential rewards of investing in high yield bonds. Moreover, many investors maintain a longer-term perspective today and are generally more informed about what investments may be suitable for them based on their age, risk tolerance and investment time horizon.

John, besides people saving for retirement, what types of investors are attracted to today's high-yield bond market?

John: We think high-yield corporate bonds may be appropriate for just about any type of investor, except perhaps for those who are interested simply in preserving their capital. High-yield corporates are also becoming a viable investment choice for many institutions, as well as pension plans. Institutional investors


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders
are starting to realize the potential of high yield bonds for helping to smooth out volatility in the equity market and enhancing their return potential with respect to the fixed-income portion of their portfolios.

The U.S. stock market is trading at an all-time high. What impact have these extraordinary returns from stocks had on the high yield corporate bond market?

John: A healthy bull market in stocks generally has a positive effect on companies issuing high-yield bonds because it gives these companies an alternative source of capital to grow their businesses. Yet the opposite is also true: the same factors that can cause a downturn in the stock market will eventually affect the high-yield bond market.

What should high yield bond investors be concerned about today?

John: One thing high yield bond investors need to watch for is a slowing economy. If the economy begins to slow down, company earnings may come under pressure. That can undermine the stock market and, to a lesser extent, the high yield bond market. Another potential issue is interest rates. If the economy continues to grow full throttle, the Federal Reserve may feel it has to raise interest rates to slow it down. Any meaningful tightening of monetary policy by the Fed could negatively affect the high yield bond market because higher interest rates often influence the profitability and sales growth of companies. However, it's important to note that high-yield corporate bonds can be generally less sensitive to interest rates than other types of bonds such as U.S. government securities. Moreover, high yield bonds have also historically performed better than U.S. Treasuries and investment-grade bonds.

Is there anything that investors can do right now to hedge against future market volatility?

John: Absolutely. We would suggest that investors start paying more attention to the risks they are assuming in the stock market. Instead of adding more money to equities, investors may want to consider taking a fresh look at fixed-income securities. High yield corporate bonds can be a good defensive strategy. Although high yield bonds are not a low-risk investment, these securities are typically not as risky as stocks. In today's highly valued market, high yield corporate bonds are paying an average of 9% to 11%. While high yield bond prices can also decline in a down market, they generally decline less than equities.

What areas of the high yield corporate bond market do you currently favor?

John: We think the telecommunications sector is a particularly exciting opportunity. Telecommunications is an extremely large growth industry fueled by deregulation, changes in digital technology and higher-speed transactions. And many of the mid- to small-cap telecommunications high yield bonds that we focus on are poised to take some market share from large blue-chip competitors.

Why do you think some of the smaller telecommunications companies may perform better than some of their larger, more-established counterparts?

John: Technology today is moving so fast. To keep up, a company has to be able to switch gears in the blink of an eye. Large companies sometimes suffer from what we refer to as the "elephant burden" syndrome: being too big to make quick changes in response to an ever more competitive and dynamic marketplace. On the other hand, many smaller-sized companies today are often more innovative and adaptable than larger-sized ones. Telecommunications companies in particular also tend to be very debt conscious, because of the potentially rapid obsolescence of their products.

What other sectors of the high yield bond market do you currently favor?

John: We believe that the oil and gas sector is certainly a very exciting area. There are a large number of new medium- and small- sized companies taking over mature oil fields that were once the stomping ground of the big oil and gas producers. Through more efficient use of technology, many of these small-


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  5
er oil and gas companies are able to squeeze out the remaining resources at an extremely low cost.

John, what is your outlook for the Smith Barney High Income Bond Fund in the next twelve months?

John: We are going to continue to seek out companies that have a strong likelihood of succeeding in the future. We are interested in companies that we believe are going to provide our shareholders with the best opportunities for not only high current income but solid total returns as well. We think our bottom-up approach to selecting securities, along with our sensitivity to larger economic issues, should help us achieve our objective. A major contributor to performance over the next five years will be avoiding companies that are likely to default.

What is the biggest pressure you face in managing the Smith Barney High Income Bond Fund?

John: Both my mother and my mother-in-law have invested their money in the Fund. Now that's my definition of pressure!

John, we're sure you're getting plenty of feedback.

John: You'd better believe it! But honestly, I feel like I have an immense responsibility to every single one of my shareholders. They are my customers and I understand why they're investing in the Smith Barney High Income Fund. At the end of the day, I want to say that I've done my very best to help them accomplish their investment goals.

John, thanks for spending some time with us today.


--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                            ------------------------
                            Beginning         End         Income    Capital Gain     Return         Total
Year Ended                   of Year        of Year      Dividends  Distributions  of Capital     Returns(1)
------------------------------------------------------------------------------------------------------------
7/31/97                      $10.98         $11.82        $1.08        $0.00         $0.00          18.31%
------------------------------------------------------------------------------------------------------------
7/31/96                       11.10          10.98         1.08         0.00          0.00           8.95
------------------------------------------------------------------------------------------------------------
7/31/95                       11.16          11.10         1.05         0.00          0.07          10.28
------------------------------------------------------------------------------------------------------------
7/31/94                       12.01          11.16         1.12         0.00          0.00           2.11
------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93         11.03          12.01         0.86         0.00          0.00          17.29+
------------------------------------------------------------------------------------------------------------
  Total                                                   $5.19        $0.00         $0.07
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                            ------------------------
                            Beginning         End         Income    Capital Gain     Return         Total
Year Ended                   of Year        of Year      Dividends  Distributions  of Capital     Returns(1)
------------------------------------------------------------------------------------------------------------
7/31/97                      $10.99         $11.83       $ 1.02         $0.00          $0.00        17.72%
------------------------------------------------------------------------------------------------------------
7/31/96                       11.11          10.99         1.02          0.00           0.00         8.41
------------------------------------------------------------------------------------------------------------
7/31/95                       11.16          11.11         0.99          0.00           0.07         9.77
------------------------------------------------------------------------------------------------------------
7/31/94                       12.01          11.16         1.06          0.00           0.00         1.60
------------------------------------------------------------------------------------------------------------
7/31/93                       11.15          12.01         1.10          0.00           0.00        18.55
------------------------------------------------------------------------------------------------------------
7/31/92                       10.05          11.15         1.11          0.00           0.06        23.86
------------------------------------------------------------------------------------------------------------
7/31/91                       10.59          10.05         1.27          0.00           0.02         8.82
------------------------------------------------------------------------------------------------------------
7/31/90                       13.36          10.59         1.61          0.00           0.01        (8.66)
------------------------------------------------------------------------------------------------------------
7/31/89                       14.01          13.36         1.53          0.00           0.00         6.60
------------------------------------------------------------------------------------------------------------
7/31/88                       14.26          14.01         1.54          0.04           0.00        10.06
------------------------------------------------------------------------------------------------------------
  Total                                                  $12.25         $0.04          $0.16
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                            ------------------------
                            Beginning         End         Income    Capital Gain     Return         Total
Year Ended                   of Year        of Year      Dividends  Distributions  of Capital     Returns(1)
------------------------------------------------------------------------------------------------------------

7/31/97                       $11.00         $11.84        $1.03         $0.00          $0.00        17.77%
------------------------------------------------------------------------------------------------------------
7/31/96                        11.11          11.00         1.03          0.00           0.00         8.56
------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95           10.90          11.11         0.90          0.00           0.07        11.50+
------------------------------------------------------------------------------------------------------------
  Total                                                    $2.96         $0.00          $0.07
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  7

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                -----------------------
                                Beginning         End        Income     Capital Gain      Return         Total
Year Ended                       of Year        of Year     Dividends   Distributions    of Capital     Returns(1)
====================================================================================================================
7/31/97                          $10.99         $11.84        $1.11         $0.00          $0.00        18.68%
--------------------------------------------------------------------------------------------------------------------
7/31/96                           11.10          10.99         0.92          0.00           0.00         9.32
--------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95             10.88          11.10         0.03          0.00           0.07         2.91+
====================================================================================================================
  Total                                                       $2.06         $0.00          $0.07
====================================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                -----------------------
                                Beginning         End        Income     Capital Gain      Return        Total
Year Ended                       of Year        of Year     Dividends   Distributions   of Capital    Returns(1)
====================================================================================================================
7/31/97                          $10.99         $11.80        $1.11         $0.00          $0.00        18.29%
--------------------------------------------------------------------------------------------------------------------
7/31/96                           11.09          10.99         1.11          0.00           0.00         9.42
--------------------------------------------------------------------------------------------------------------------
7/31/95                           11.16          11.09         1.08          0.00           0.07        10.55
--------------------------------------------------------------------------------------------------------------------
7/31/94                           12.01          11.16         1.15          0.00           0.00         2.37
--------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93             11.03          12.01         0.88          0.00           0.00        17.47+
====================================================================================================================
  Total                                                       $5.33         $0.00          $0.07
====================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                                                   Without Sales Charge(1)
                                              ----------------------------------------------------------------------
                                              Class A       Class B        Class C         Class Y        Class Z
====================================================================================================================
Year Ended 7/31/97                             18.31%         17.72%        17.77%         18.68%          18.29%
--------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/97                        N/A           11.03          N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/97                         N/A            9.32          N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/97                     11.89           9.41         12.83          13.19           12.15
====================================================================================================================

                                                                     With Sales Charge(2)
                                              ----------------------------------------------------------------------
                                              Class A       Class B        Class C        Class Y        Class Z
====================================================================================================================
Year Ended 7/31/97                             12.96%          13.22%       16.77%         18.68%          18.29%
--------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/97                        N/A            10.90         N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/97                         N/A             9.32         N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/97                     10.81            9.41        12.83          13.19           12.15
====================================================================================================================


--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                                              Without Sales Charge(1)
====================================================================================================================
Class A (Inception* through 7/31/97)                                                     70.25%
--------------------------------------------------------------------------------------------------------------------
Class B (7/31/87 through 7/31/97)                                                       143.71
--------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 7/31/97)                                                     42.55
--------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/97)                                                     20.21
--------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/97)                                                     72.07
====================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  9

--------------------------------------------------------------------------------
Smith Barney High Income Fund at a Glance  (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Brothers Intermediate-Term High-Yield Index+
--------------------------------------------------------------------------------

                             July 1987--July 1997

                                   [GRAPHIC]
                                                               Salomon Brothers
                              Smith Barney                    Intermediate-Term
                            High Income Fund                   High-Yield Index
July 1987                     $ 10,000                             $ 10,000
July 1988                       11,006                               10,844
July 1989                       11,732                               11,914
July 1990                       10,716                               11,386
July 1991                       11,661                               12,879
July 1992                       14,443                               16,044
July 1993                       17,123                               18,518
July 1994                       17,396                               19,112
July 1995                       19,096                               21,665
July 1996                       20,702                               23,620
July 1997                       24,371                               27,652

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1987, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1997. The Salomon Brothers Intermediate-Term High-Yield Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

Broadcasting/Cable                       16.6%
Chemicals                                 3.0%
Electronics/Computers                     6.5%
Finance                                   3.7%
Grocery/Convenience Stores                2.8%
Hotels, Casinos & Gambling                4.8%
Metals & Mining                           3.9%
Oil & Natural Gas                         8.0%
Paper & Printing                          5.7%
Telecommunications                       23.5%
Other                                    21.5%

* As a percentage of total corporate bonds and notes.

Investment Breakdown
--------------------------------------------------------------------------------
                                  [PIE CHART]

Preferred Stock                    6.5%
Repurchase Agreement               8.0%
Other                              1.1%
Corporate Bonds and Notes         84.4%

--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1997
--------------------------------------------------------------------------------

         FACE
         AMOUNT   RATING                        SECURITY                                          VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 84.4%
Aerospace/Defense -- 1.6%
$     10,050,000    BB     Airplanes Pass-Through Trust, Corporate Collateralized
                             Mortgage Obligation, Series D, 10.875% due 3/15/19             $   11,910,255
       4,750,000    B      Howmet Corp., Sr. Sub. Notes, 10.000% due 12/1/03                     5,135,938
       2,750,000    B      UNC Inc., Sr. Sub. Notes, 11.000% due 6/1/06                          3,258,750
----------------------------------------------------------------------------------------------------------
                                                                                                20,304,943
----------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 14.0%
       4,125,000    B-     All American Communications Inc., Sr. Sub. Notes,
                             10.875% due 10/15/01                                                4,418,906
       5,148,000    B-     Allbritton Communications Co., Sr. Sub. Debenture,
                             11.500% due 8/15/04                                                 5,418,270
      13,350,000    B2*    Australis Holdings, Ltd., Sr. Discount Notes,
                             step bond to yield 13.707% due 11/1/02                             11,080,500
                           Cablevision Systems Corp., Sr. Sub. Debentures:
      12,650,000    B        9.875% due 2/15/13                                                 13,503,875
      13,075,000    B        10.500% due 5/15/16                                                14,611,313
       6,150,000    B        9.875% due 4/1/23                                                   6,534,375
      16,525,000    B-     Comcast UK Cable, Sr. Sub. Debenture,
                             step bond to yield 11.395% due 11/15/07                            12,662,281
                           Marcus Cable Capital Corp., Sr. Discount Notes:
       5,700,000    B        Step bond to yield 11.392% due 8/1/04                               5,087,250
       4,850,000    B        Step bond to yield 12.661% due 12/15/05                             4,001,250
                           Rogers Cablesystems:
      11,357,000    BB-      Sr. Debenture, 10.875% due 4/15/04                                 12,010,028
       4,675,000    BB+      Sr. Secured Debenture, 10.000% due 12/1/07                          5,306,125
       5,350,000    BB+      Sr. Secured Second Priority Debenture, 9.650% due 1/15/14           4,112,556
      12,490,000    BB-      Sr. Sub. Debenture, 11.000% due 12/1/15                            13,832,675
       6,900,000    BB     Rogers Communications, Sr. Notes, 8.875% due 7/15/07                  7,003,500
       5,000,000    BB-    SCI Television Inc., Sr. Notes, 11.000% due 6/30/05                   5,287,500
       7,525,000    B-     SFX Broadcasting Inc., Sr. Sub. Notes, 10.750% due 5/15/06            8,475,031
       5,600,000    Ba3*   TV Azteca SA, Sr. Notes, 10.500% due 2/15/07+                         5,964,000
      16,250,000    B-     UIH Australia Inc., Sr. Discount Notes,                              10,846,875
                             step bond to yield 14.058% due 5/15/06
                           United International Holdings Inc., Zero Coupon Sr.
                             Discount Notes to yield:
       5,350,000    B-         13.629% due 11/15/99                                              4,233,188
       8,035,000    B-         13.882% due 11/15/99                                              6,357,694
                           Videotron Holdings:
       4,975,000    B+       Sr. Discount Notes, step bond to yield 11.286% due 8/15/05          4,259,844
       4,075,000    BB+      Sr. Notes, 10.625% due 2/15/05                                      4,513,063
       7,625,000    BB+      Sr. Sub. Notes, 10.250% due 10/15/02                                8,139,688
       2,450,000    B      Young Broadcasting, Sr. Sub. Notes, 11.750% due 11/15/04              2,759,313
----------------------------------------------------------------------------------------------------------
                                                                                               180,419,100
----------------------------------------------------------------------------------------------------------
Building/Construction -- 0.7%
       1,900,000    B      American Builders, Sr. Sub. Notes, 10.625% due 5/15/07+               1,987,875
       7,000,000    BB-    CIA Latino, Sr. Secured Notes, 11.625% due 6/1/04+                    7,490,000
----------------------------------------------------------------------------------------------------------
                                                                                                 9,477,875
----------------------------------------------------------------------------------------------------------
Chemicals -- 2.5%
       6,025,000    B      NL Industries, Sr. Secured Notes, 11.750% due 10/15/03                6,650,094
       6,800,000    BB     Pt. Polysindo Eka Perkasa, Sr. Secured Notes, 13.000% due 6/15/01     7,752,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

         FACE
         AMOUNT   RATING                        SECURITY                                          VALUE
==========================================================================================================
Chemicals -- 2.5% (continued)
$      5,450,000    B+     Polytama International, Sr. Notes, 11.250% due 6/15/07           $    5,518,125
       9,400,000    B+     Terra Industries, Inc., Sr. Notes, Series B, 10.500% due 6/15/05     10,304,750
       2,275,000    B      Texas Petrochemical Inc., Sr. Sub. Notes, 11.125% due 7/1/06          2,451,313
----------------------------------------------------------------------------------------------------------
                                                                                                32,676,282
----------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.2%
                           Coleman Escrow Corp., Sr. Discount Notes:
      10,325,000    NR       Zero coupon to yield 11.236% due 5/15/01+                           6,659,625
       3,000,000    NR       Zero coupon to yield 12.714% due 5/15/01+                           1,762,500
      10,050,000    B+     International Semi-Tech Microelectronics Inc., Sr. Secured
                             Notes, step bond to yield 11.128% due 8/15/03                       6,507,375
----------------------------------------------------------------------------------------------------------
                                                                                                14,929,500
----------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.3%
       4,200,000    B      Goss Graphic System Inc., Sr. Sub. Notes, 12.000% due 10/15/06        4,672,500
       5,675,000    B3*    Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02              5,937,469
       7,150,000    B      Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06             7,471,750
       5,150,000    B-     Outsourcing Solutions Inc., Sr. Sub Notes, 11.000% due 11/1/06        5,748,688
       5,650,000    B      Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03              5,932,500
----------------------------------------------------------------------------------------------------------
                                                                                                29,762,907
----------------------------------------------------------------------------------------------------------
Electric-Utilities -- 1.3%
       8,350,000    B+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06                         9,122,375
       2,106,589    BB-    Midland Cogeneration Venture Limited Partnership,
                             Midland Funding, Sr. Secured Lease Bond, Series C,
                             10.330% due 7/23/02                                                 2,306,715
       5,246,590    BB-    Midland Cogeneration Venture, Sr. Secured Lease Obligation Bond,
                             10.330% due 7/23/02                                                 5,745,016
----------------------------------------------------------------------------------------------------------
                                                                                                17,174,106
----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 5.5%
       6,550,000    B      Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06    7,131,313
       5,000,000    B-     DecisionOne Corp., Sr. Sub. Notes, 9.750% due 8/1/07                  5,125,000
       3,500,000    B-     DecisionOne Holdings, Unit, step bond to yield 11.500% due 8/1/08++   2,091,250
      10,300,000    B      Fairchild Semiconductor, Sr. Sub. Notes, 10.125% due 3/15/07+        10,995,250
       4,275,000    NR     FSC Semiconductor, Sr. Notes, 11.740% due 3/14/08@                    4,272,259
       6,375,000    B-     Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05           7,116,094
                           Unisys Corp., Sr. Notes:
      15,000,000    B+       12.000% due 4/15/03                                                16,537,499
      11,100,000    B+       11.750% due 10/15/04                                               12,237,749
       5,150,000    B-     ViaSystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+                   5,368,875
----------------------------------------------------------------------------------------------------------
                                                                                                70,875,289
----------------------------------------------------------------------------------------------------------
Environmental -- 1.1%
       7,150,000    B+     Allied Waste North America Inc., Sr. Sub Notes, 10.250% due 12/1/06+  7,847,125
       6,300,000    B      Envirosource, Sr. Notes, 9.750% due 6/15/03                           6,268,500
----------------------------------------------------------------------------------------------------------
                                                                                                14,115,625
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

         FACE
         AMOUNT   RATING                        SECURITY                                          VALUE
==========================================================================================================
Finance -- 3.1%
$      8,000,000    B      Amresco, Sr. Sub. Notes, 10.000% due 3/15/04                     $    8,100,000
      18,655,000    B      First Nationwide Parent Holdings Ltd., Sr. Exchange Notes,
                             12.500% due 4/15/03                                                21,359,974
       5,225,000    B+     Imperial Credit, Sr. Notes, 9.875% due 1/15/07                        5,238,063
       3,500,000    B+     Ocwen Federal Bank, Sub. Debenture, 12.000% due 6/15/05               3,911,250
       1,250,000    B+     Ocwen Financial Corp., Sr. Notes, 11.875% due 10/1/03                 1,396,875
----------------------------------------------------------------------------------------------------------
                                                                                                40,006,162
----------------------------------------------------------------------------------------------------------
Food -- 0.3%
       2,825,000    B-     Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05                 3,167,531
----------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 2.3%
                           Pathmark Stores Inc., Debentures:
       5,500,000    B        12.625% due 6/15/02                                                 5,644,375
       2,300,000    B        9.625% due 5/1/03                                                   2,202,250
      25,000,000    B        Step bond to yield 12.899% due 11/1/03                             17,499,999
       4,075,000    BB-    TLC Beatrice International Inc., Sr. Secured Notes,
                             11.500% due 10/1/05                                                 4,645,500
----------------------------------------------------------------------------------------------------------
                                                                                                29,992,124
----------------------------------------------------------------------------------------------------------
Healthcare -- 2.3%
       6,300,000    B      Magellan Health Services, Sr. Sub. Notes, 11.250% due 4/15/04         7,032,375
       5,525,000    B-     Sun Healthcare Group, Inc., Sr. Sub. Notes, 9.500% due 7/1/07+        5,718,375
                           Tenet Healthcare:
       5,500,000    BB       Sr. Notes, 8.000% due 1/15/05                                       5,761,250
       6,900,000    B+       Sr. Sub Notes, 8.625% due 1/15/07                                   7,305,375
       3,400,000    B      Vencor, Inc., Sr. Sub. Notes, 8.625% due 7/15/07+                     3,468,000
----------------------------------------------------------------------------------------------------------
                                                                                                29,285,375
----------------------------------------------------------------------------------------------------------
Hotels, Casinos & Gaming -- 4.0%
       3,000,000    B      Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                      3,450,000
       3,425,000    BB-    Boyd Gaming Corp., Sr. Sub. Notes, 9.500% due 7/15/07+                3,467,813
       6,300,000    B-     Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08          6,874,875
      10,050,000    BB     Grand Casinos, Sr. Sub. Notes, 10.125% due 12/1/03                   10,816,312
       2,000,000    Ba3*   HMC Acquisition Properties, Sr. Notes, 9.000% due 12/15/07            2,075,000
                           HMH Properties Inc., Sr. Sub. Notes
       6,100,000    BB-      9.500% due 5/15/05                                                  6,466,000
       2,575,000    BB-      8.875% due 7/15/07+                                                 2,665,125
       6,025,000    BB+    Mohegan Tribal Gaming Authority, Sr. Secondary Notes,
                             13.500% due 11/15/02                                                7,953,000
       6,975,000    B      Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                     8,108,438
----------------------------------------------------------------------------------------------------------
                                                                                                51,876,563
----------------------------------------------------------------------------------------------------------
Leasing -- 0.4%
       5,000,000    B3*    Central Transport, Sr. Notes, 9.500% due 4/30/03                      5,337,500
----------------------------------------------------------------------------------------------------------
Machinery -- 1.9%
       3,775,000    B-     Alvey Systems, Inc. Sr. Sub. Notes, 11.325% due 1/31/03               3,916,563
      18,040,000    B-     Terex Corp., Sr. Notes, 13.250% due 5/15/02                          20,678,349
----------------------------------------------------------------------------------------------------------
                                                                                                24,594,912
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

         FACE
         AMOUNT   RATING                        SECURITY                                          VALUE
==========================================================================================================
Metals & Mining -- 3.3%
$        412,000    B      Algoma Steel Inc., 12.375% due 7/15/05                           $      478,435
       4,800,000    B-     Commonwealth Aluminum Corp., Sub. Notes, 10.750% due 10/1/06          5,124,000
       6,050,000    BB-    Echo Bay Mines, Jr. Sub. Notes, 11.000% due 4/1/27                    5,770,188
       6,175,000    B-     Kaiser Aluminum Corp., Sr. Sub. Notes, 12.750% due 2/1/03             6,730,750
      13,315,000    B-     Haynes International Inc., Sr. Notes, 11.625% due 9/1/04             14,663,143
       8,330,000    B+     UCAR Global Enterprises Inc., Sr. Sub. Notes, 12.000% due 1/15/05     9,517,025
----------------------------------------------------------------------------------------------------------
                                                                                                42,283,541
----------------------------------------------------------------------------------------------------------
Oil & Natural Gas -- 6.7%
       5,050,000    BB     Clark Oil Refinery, Sr. Notes, 10.500% due 12/1/01                    5,258,313
       7,050,000    B+     Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                        7,649,250
      11,895,000    B+     Dawson Product Services, Sr. Notes, 9.375% due 2/1/07                12,341,062
       5,400,000    CCC+   Deeptech International, Sr. Notes, 12.000% due 12/15/00               5,771,250
       9,320,000    B+     Global Marine, Sr. Secured Notes, 12.750% due 12/15/99                9,786,000
       7,600,000    B+     ICO Inc., Sr. Notes, 10.375% due 6/1/07+                              7,961,000
       2,475,000    B      Lomak Petroleum Inc., Sr. Sub. Notes, 8.750% due 1/15/07              2,487,375
      10,375,000    B+     Parker Drilling, Sr. Notes, 9.750% due 11/15/06                      11,153,125
       4,050,000    B3*    PETSEC Energy Inc., Sr. Sub. Notes, 9.500% due 6/15/07+               4,125,938
       6,750,000    BB-    Pride Petroleum Service, Sr. Notes, 9.375% due 5/1/07                 7,188,750
       6,825,000    BB-    Santa Fe Energy Resources, Sr. Sub. Debenture,
                             11.000% due 5/15/04                                                 7,413,656
       5,375,000    B      United Meridian Corp., Sr. Sub. Notes, 10.375% due 10/15/05           5,865,469
----------------------------------------------------------------------------------------------------------
                                                                                                87,001,188
----------------------------------------------------------------------------------------------------------
Packaging & Containers -- 2.4%
       7,500,000    B+     Container Corp. of America, Guaranteed Sr. Notes, 11.250% due 5/1/04  8,292,300
       4,875,000    B-     Gaylord Container Corp.,  Sr. Sub. Debenture, 12.750% due 5/15/05     5,362,500
       8,425,000    NR     Impress Metal, Sr. Sub. Notes, 9.875% due 5/29/07+                    4,827,587
       8,400,000    B-     Ivex Holdings Corp., Debenture, step bond to yield 12.917%
                             due 3/15/05                                                         6,667,500
       5,775,000    B+     Vicap SA, Sr. Notes, 11.375% due 5/15/07+                             6,323,625
----------------------------------------------------------------------------------------------------------
                                                                                                31,473,512
----------------------------------------------------------------------------------------------------------
Paper & Printing -- 4.9%
       4,810,000    B-     American Pad & Paper Co., Inc., Sr. Sub. Notes, 13.000%
                             due 11/15/05                                                        5,621,688
      12,400,000    NR     Asia Pulp and Paper, Sr. Sub. Notes, 12.000% due 12/29/49+           12,586,000
      18,950,000    BB     Indah Kiat International Finance Co., Sr. Secured Notes,
                             11.875% due 6/15/02                                                20,892,375
      13,175,000    B+     SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                  14,838,344
       7,600,000    BB     Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01              8,635,500
----------------------------------------------------------------------------------------------------------
                                                                                                62,573,907
----------------------------------------------------------------------------------------------------------
Real Estate -- 0.4%
       5,041,000    BB-    Trizec Finance, Sr. Notes, 10.875% due 10/15/05                       5,778,246
----------------------------------------------------------------------------------------------------------
Retail -- 0.8%
      10,025,000    B+     Barnes and Noble, Sr. Sub. Notes, 11.875% due 1/15/03                10,877,125
----------------------------------------------------------------------------------------------------------
Steel -- 0.4%
       5,000,000    B-     Russel Metals Inc., Sr. Notes, 10.250% due 6/15/00                    5,250,000
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

         FACE
         AMOUNT   RATING                        SECURITY                                          VALUE
==========================================================================================================
Telecommunications -- 19.8%
                           Brooks Fiber Properties Inc., Sr. Discount Notes:
$     12,820,000    NR       Step bond to yield 10.899% due 3/1/06                          $    9,566,925
      17,325,000    NR       Step bond to yield 11.704% due 11/1/06                             12,409,031
      19,800,000    B3*    Clearnet Communications Inc., Sr. Discount Notes,
                             step bond to yield 13.784% due 12/15/05                            14,429,250
      13,100,000    NR     Colt Telecom Group, Sr. Discount Notes,
                             step bond to yield 11.374% due 12/15/06+++                          8,744,250
       4,000,000    NR     Dobson Communications Corp., Sr. Notes, 11.750% due 4/15/07           3,910,000
       4,425,000    B+     Fonorola Inc., Sr. Sub. Notes, 12.500% due 8/15/02                    4,956,000
       5,000,000    B+     GCI Inc., Sr. Notes, 9.750% due 8/1/07                                5,156,250
       6,250,000    B      Globalstar LP, Unit, 11.375% due 2/15/04+++                           5,968,750
      10,100,000    NR     Intelcom Group, Sr. Notes, step bond to yield 12.011% due 5/1/06      7,234,125
      20,300,000    B-     Intermedia Communications of Florida, Sr. Discount Notes,
                             step bond to yield 11.973% due 5/15/06                             15,072,750
       5,125,000    B-     Iridium, Notes and Warrants, 13.000% due 7/15/05+++                   5,176,250
      16,475,000    B      McLeod Inc., Sr. Discount Notes,
                             step bond to yield 10.577% due 3/1/07+                             11,038,250
      12,700,000    NR     Metronet Communications, Sr. Notes, 12.000% due 8/15/07+++           13,589,000
      18,875,000    B-     Millicom International Cellular SA, Sr. Sub. Discount Notes,
                             step bond to yield 13.500% due 6/1/06                              14,179,844
      38,900,000    B3*    Nextel Communications, Sr. Discount Notes,
                             step bond to yield 12.168% due 8/15/04                             31,946,625
      10,950,000    NR     Nextlink Communications, Sr. Discount Notes, 12.500% due 4/15/06     12,318,750
                           Pagemart Nationwide, Inc., Sr. Discount Notes:
      12,050,000    NR       Step bond to yield 12.128% due 11/1/03                             10,799,813
       7,475,000    NR       Step bond to yield 13.243% due 2/1/05                               5,898,298
       9,925,000    B-     Primus Telecomm Group, Unit, 9.375% due 8/1/04++                     10,173,125
       5,600,000    B+     Qwest Communications International, Sr. Notes, 10.875% due 4/1/07+    6,286,000
       9,550,000    NR     RSL Communications Ltd., 12.250% due 11/15/06                        10,385,625
      16,950,000    B      Teleport Communications, Sr. Discount Notes:
                             step bond to yield 11.462% due 7/1/07                              12,966,750
      14,025,000    B-     Telesystems International Wireless, Sr. Discount Notes, step bond
                             to yield 13.066% due 6/30/07+                                       8,134,500
      15,500,000    BB     Telewest Communications PLC, Sr. Discount Debenture,
                             step bond to yield 11.135% due 10/1/07                             11,625,000
       6,275,000    B-     Wireless One Inc., Sr. Discount Notes, 13.000% due 10/15/03           3,827,750
----------------------------------------------------------------------------------------------------------
                                                                                               255,792,911
----------------------------------------------------------------------------------------------------------
Tobacco --  0.5%
       5,550,000    B      Consolidated Cigar Corp., Sr. Sub. Notes, 10.500% due 3/1/03          5,827,500
----------------------------------------------------------------------------------------------------------
Transportation -- 0.7%
       7,575,000    BB-    Sea Containers Ltd., Sr. Sub. Debenture, 12.500% due 12/1/04          8,588,156
----------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $ 1,028,139,012)                                         1,089,441,880
==========================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

          SHARES                              SECURITY                                          VALUE
==========================================================================================================
COMMON STOCK -- 0.2%
Healthcare -- 0.2%
          28,086      Tyco International Ltd. (Cost -- $614,002)                            $    2,274,966
==========================================================================================================
PREFERRED STOCK -- 6.5%
Broadcasting -- 3.8%
          21,788      Time Warner Inc., Series K, Exchange 10.250%+                             49,318,903
----------------------------------------------------------------------------------------------------------
Finance -- 1.0%
         491,300      California Federal Bank Preferred Capital                                 12,958,037
----------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.2%
         274,916      Avatex Corp.#                                                              2,491,426
----------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
           1,355      K-III Communications Corp., Series B, Exchange 11.625%                       143,830
----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.5%
         274,916      PanAmSat Corp., Series A, Exchange $31.875                                19,033,573
----------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost -- $84,739,254)                                                     83,945,769
==========================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.8%
Automobiles/Trucking -- 0.8%
         166,100      Navistar International Corp., Series G, Convertible $6.00
                      (Cost -- $9,275,014)                                                      10,007,525
==========================================================================================================
WARRANTS -- 0.1 %
          13,350      Australis Holdings, Expire 10/30/01+#                                            401
          65,340      Clearnet Communications, Expire 9/15/05+#                                    359,370
          62,500      Globalstar LP, Expire 2/15/04+#                                              375,000
          18,522      Nextel Communications Inc., Expire 4/25/99+#                                     186
          37,490      Pagemart Inc., Expire 12/31/03#                                              234,313
          18,375      Pagemart Nationwide, Expire 12/31/03+#                                       176,859
           9,550      RSL Communications, Expire 11/15/06#                                          57,300
           8,025      S.D. Warren, & Co., Expire 12/15/06+#                                        104,325
         213,479      Trump Castle Hotel & Casino, Expire 9/15/00#                                       0
           5,925      Wireless One, Inc., Expire 10/15/03#                                           5,925
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost -- $920,483)                                                         1,313,679
==========================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1997
--------------------------------------------------------------------------------

        FACE
        AMOUNT                            SECURITY                                              VALUE
==========================================================================================================
REPURCHASE AGREEMENT -- 8.0%
$    103,012,000      Goldman, Sachs & Co., 5.725% due 8/1/97;
                      Proceeds at maturity -- $103,028,382; (Fully
                      collateralized by U.S. Treasury Notes, 6.250% due 6/30/98;
                      Market value -- $105,122,251)
                      (Cost -- $103,012,000)                                                $  103,012,000
==========================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $1,226,699,765**)                                            $1,289,995,819
==========================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Security issued with attached warrants.

@     Restricted security (See Note 8).

#     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

See page 18 for definition of ratings.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 17

--------------------------------------------------------------------------------
 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB           --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC --  Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "B". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa           --  Bonds rated "Baa" are considered to be medium grade
                  obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba            --  Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B             --  Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa           --  Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR            --  Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1997
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost-- $1,226,699,765)                $1,289,995,819
    Cash                                                                708,008
    Receivable for Fund shares sold                                   4,581,912
    Receivable for securities sold                                    3,344,500
    Interest receivable                                              19,554,222
    Dividend receivable                                                   6,429
--------------------------------------------------------------------------------
    Total Assets                                                  1,318,190,890
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                 27,523,314
    Payable for Fund shares purchased                                   612,759
    Investment advisory fees payable                                    523,787
    Administration fees payable                                         209,515
    Distribution fees payable                                           204,114
    Accrued expenses                                                    297,775
--------------------------------------------------------------------------------
    Total Liabilities                                                29,371,264
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,288,819,626
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                         $108,945
    Capital paid in excess of par value                           1,424,393,330
    Undistributed net investment income                                 873,947
    Accumulated net realized loss from security
      transactions, options and futures contracts                  (199,848,782)
    Net unrealized appreciation of investments
      and foreign currencies                                         63,292,186
--------------------------------------------------------------------------------
Total Net Assets                                                 $1,288,819,626
================================================================================
Shares Outstanding:
    Class A                                                          35,865,802
    ----------------------------------------------------------------------------
    Class B                                                          57,550,302
    ----------------------------------------------------------------------------
    Class C                                                           3,752,857
    ----------------------------------------------------------------------------
    Class Y                                                          11,767,040
    ----------------------------------------------------------------------------
    Class Z                                                               8,845
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                       $11.82
    ----------------------------------------------------------------------------
    Class B *                                                            $11.83
    ----------------------------------------------------------------------------
    Class C **                                                           $11.84
    ----------------------------------------------------------------------------
    Class Y (and redemption price)                                       $11.84
    ----------------------------------------------------------------------------
    Class Z (and redemption price)                                       $11.80
    ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 4.71% of net asset value per share)            $12.38
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 19

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                                     $112,951,939
      Dividends                                                       7,487,698
--------------------------------------------------------------------------------
      Total Investment Income                                       120,439,637
--------------------------------------------------------------------------------
EXPENSES:
      Distribution fees (Note 2)                                      5,818,152
      Investment advisory fees (Note 2)                               5,646,405
      Administrative fees (Note 2)                                    2,258,562
      Shareholder and system servicing fees                             760,401
      Registration fees                                                 180,000
      Shareholder communications                                         78,001
      Custody                                                            45,599
      Audit and legal                                                    38,000
      Trustees' fees                                                     24,999
      Pricing service fees                                               12,001
      Other                                                              29,959
--------------------------------------------------------------------------------
      Total Expenses                                                 14,892,079
--------------------------------------------------------------------------------
Net Investment Income                                               105,547,558
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
      Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)      15,609,240
        Options purchased                                              (515,134)
        Futures contracts                                               835,151
--------------------------------------------------------------------------------
      Net Realized Gain                                              15,929,257
--------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments
      and Foreign Currencies:
        Beginning of year                                            (4,516,037)
        End of year                                                  63,292,186
--------------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                        67,808,223
--------------------------------------------------------------------------------
Net Gain on Investments, Options, Futures Contracts
  and Foreign Currencies                                             83,737,480
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $189,285,038
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                  For the Years Ended July 31
--------------------------------------------------------------------------------

                                                                1997              1996
=========================================================================================
OPERATIONS:
    Net investment income                               $   105,547,558   $    84,120,788
    Net realized gain                                        15,929,257         5,895,839
    Increase (decrease) in net unrealized appreciation       67,808,223       (16,205,851)
-----------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                  189,285,038        73,810,776
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                  (104,694,362)      (84,933,098)
-----------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                        (104,694,362)      (84,933,098)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of shares                        518,083,066       368,319,175
    Net asset value of shares issued for
      reinvestment of dividends                              49,296,162        43,349,499
    Cost of shares reacquired                              (327,525,297)     (257,795,961)
-----------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                               239,853,931       153,872,713
-----------------------------------------------------------------------------------------
Increase in Net Assets                                      324,444,607       142,750,391
NET ASSETS:
    Beginning of year                                       964,375,019       821,624,628
-----------------------------------------------------------------------------------------
    End of year*                                        $ 1,288,819,626   $   964,375,019
=========================================================================================
* Includes undistributed net investment income of:      $       873,947   $        20,751
=========================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and six other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Tax-Exempt Income Fund, Smith Barney Diversified Strategic Income Fund and Smith Barney Utilities Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports with the exception of the Smith Barney Premium Total Return Fund which will have an annual report dated December 31, 1997.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $23,975,095 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund from time to time may enter into options and/or futures contracts to hedge market risk.

--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the year ended July 31, 1997, SB received sales charges of approximately $726,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended July 31, 1997, CDSCs paid to SB were approximately:

                                           Class A      Class B        Class C
================================================================================
CDSCs                                       $7,000      $831,000        $17,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets for each class. For the year ended July 31, 1997, total Distribution Plan fees incurred were:

                                           Class A      Class B        Class C
================================================================================
Distribution Plan Fees                     $952,323   $4,639,862       $225,967
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $1,123,534,191
--------------------------------------------------------------------------------
Sales                                                            912,932,397
================================================================================

At July 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $96,875,667
Gross unrealized depreciation                                     (33,579,613)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $63,296,054
================================================================================

4. Capital Loss Carryforward

At July 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $199,831,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                    Carryforward
Year                                                                   Amounts
================================================================================
1998                                                                $68,550,000
1999                                                                 84,656,000
2000                                                                  9,861,000
2003                                                                 13,404,000
2004                                                                 23,360,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1997, the Fund had no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1997, the Fund had no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 1997, the Fund did not write any options.

--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Restricted Security

The following security held by the Fund on July 31, 1997, is a restricted security under Federal securities laws and is valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.

                                                           Value             Percentage
                                 Acquisition     Face       Per        Fair   of total
Security                             Date       Amount     Unit       Value  Net Assets    Cost
==================================================================================================
FSC Semiconductor, Sr. Notes,
11.740% due 3/14/08                6/5/97    $4,275,000   $1.045   $4,467,375   0.35%   $4,171,731
==================================================================================================

The Fund may purchase securities which are subject to legal or contractual restrictions on resale if not more than 15% of the value of the Fund's total assets would be invested in such securities or in securities for which there is no readily available market. In purchasing securities which could not be sold by the Fund without registration under the Securities Act of 1933, as amended, the Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the Fund to sell any such security and the registration of the security permitting sale. During any such period, the security will be subject to market fluctuations.

9. Shares of Beneficial Interest

At July 31, 1997, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At July 31, 1997, total paid-in capital amounted to the following for each class:

                          Class A         Class B         Class C        Class Y        Class Z
=================================================================================================
Total Paid-in Capital   $423,111,748    $825,408,198    $42,287,512    $131,338,346    $2,356,471
=================================================================================================

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                   Year Ended
                                       July 31, 1997                July 31, 1996
                                --------------------------     ------------------------
                                  Shares         Amount         Shares        Amount
========================================================================================
Class A
Shares sold                     11,251,248   $ 128,184,460     8,308,861   $  92,921,114
Shares issued on reinvestment    1,783,139      20,333,664     1,612,994      17,961,926
Shares redeemed                 (8,215,949)    (93,966,990)   (7,405,625)    (82,925,205)
----------------------------------------------------------------------------------------
Net Increase                     4,818,438   $  54,551,134     2,516,230   $  27,957,835
========================================================================================
Class B
Shares sold                     14,926,125   $ 170,353,508    15,087,459   $ 168,856,580
Shares issued on reinvestment    2,193,852      25,024,236     2,055,044      22,903,819
Shares redeemed                (10,519,955)   (119,922,846)   (9,273,067)   (103,699,076)
----------------------------------------------------------------------------------------
Net Increase                     6,600,022   $  75,454,898     7,869,436   $  88,061,323
========================================================================================
Class C
Shares sold                      2,371,080   $  27,157,044     1,609,793   $  18,045,708
Shares issued on reinvestment      149,311       1,707,734        66,555         742,283
Shares redeemed                   (681,148)     (7,785,579)     (303,748)     (3,396,461)
----------------------------------------------------------------------------------------
Net Increase                     1,839,243   $  21,079,199     1,372,600   $  15,391,530
========================================================================================
Class Y
Shares sold                     16,943,643   $ 192,376,935     7,916,081   $  88,491,973
Shares issued on reinvestment      172,615       1,971,806        76,423         856,979
Shares redeemed                 (8,542,613)    (98,240,791)   (5,727,363)    (64,207,334)
----------------------------------------------------------------------------------------
Net Increase                     8,573,645   $  96,107,950     2,265,141   $  25,141,618
========================================================================================
Class Z
Shares sold                            872   $      11,119           340   $       3,800
Shares issued on reinvestment       23,013         258,722        79,450         884,492
Shares redeemed                   (666,462)     (7,609,091)     (322,209)     (3,567,885)
----------------------------------------------------------------------------------------
Net Decrease                      (642,577)  $  (7,339,250)     (242,419)  $  (2,679,593)
========================================================================================


--------------------------------------------------------------------------------
26                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                 1997              1996           1995           1994          1993(1)
====================================================================================================================
Net Asset Value, Beginning of Year          $   10.98         $   11.10      $   11.16      $   12.01      $   11.03
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         1.09              1.08           1.08           1.08           0.75
   Net realized and unrealized gain (loss)       0.83             (0.12)         (0.02)         (0.81)          1.09
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.92              0.96           1.06           0.27           1.84
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (1.08)            (1.08)         (1.05)         (1.12)         (0.86)
   Capital                                         --                --          (0.07)            --             --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.08)            (1.08)         (1.12)         (1.12)         (0.86)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   11.82         $   10.98      $   11.10      $   11.16      $   12.01
--------------------------------------------------------------------------------------------------------------------
Total Return                                    18.31%             8.95%         10.28%          2.11%         17.29%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 424,087         $ 341,040      $ 316,716      $ 233,678      $ 242,371
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.06%             1.10%          1.11%          1.11%          1.16%+
   Net investment income                         9.57              9.65          10.03           9.27           9.52+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            78%               72%            60%            98%            95%
====================================================================================================================

(1)   For the period from November 6, 1992 (inception date) to July 31, 1993.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                 1997           1996           1995           1994           1993
=================================================================================================================
Net Asset Value, Beginning of Year          $   10.99      $   11.11      $   11.16      $   12.01      $   11.15
-----------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         1.03           1.02           1.03           1.02           1.08
   Net realized and unrealized gain (loss)       0.83          (0.12)         (0.02)         (0.81)          0.88
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.86           0.90           1.01           0.21           1.96
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (1.02)         (1.02)         (0.99)         (1.06)         (1.10)
   Capital                                         --             --          (0.07)            --             --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.02)         (1.02)         (1.06)         (1.06)         (1.10)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   11.83      $   10.99      $   11.11      $   11.16      $   12.01
-----------------------------------------------------------------------------------------------------------------
Total Return                                    17.72%          8.41%          9.77%          1.60%         18.55%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 680,916      $ 560,031      $ 478,499      $ 509,608      $ 448,639
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.55%          1.59%          1.61%          1.60%          1.66%
   Net investment income                         9.07           9.16           9.52           8.77           9.02
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            78%            72%            60%            98%            95%
=================================================================================================================


--------------------------------------------------------------------------------
28                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                                1997          1996     1995(1)(2)
================================================================================
Net Asset Value, Beginning of Year         $  11.00       $ 11.11    $  10.90
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       1.04          1.03        0.95
   Net realized and unrealized gain (loss)     0.83         (0.11)       0.23
--------------------------------------------------------------------------------
Total Income From Operations                   1.87          0.92        1.18
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (1.03)        (1.03)      (0.90)
   Capital                                       --            --       (0.07)
--------------------------------------------------------------------------------
Total Distributions                           (1.03)        (1.03)      (0.97)
--------------------------------------------------------------------------------
Net Asset Value, End of Year               $  11.84       $ 11.00    $  11.11
--------------------------------------------------------------------------------
Total Return                                  17.77%         8.56%      11.50%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 44,444       $21,049    $  6,011
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.48%         1.51%       1.56%+
   Net investment income                       9.14          9.23        9.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          78%           72%         60%
================================================================================

(1) On November 7, 1994, the former Class D shares were renamed Class C shares.

(2)   For the period from August 24, 1994 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Y Shares                                 1997        1996      1995(1)
================================================================================
Net Asset Value, Beginning of Year          $  10.99    $  11.10    $  10.88
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                        1.12        0.92        0.09
   Net realized and unrealized gain (loss)      0.84       (0.11)       0.23
--------------------------------------------------------------------------------
Total Income From Operations                    1.96        0.81        0.32
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (1.11)      (0.92)      (0.03)
   Capital                                        --          --       (0.07)
--------------------------------------------------------------------------------
Total Distributions                            (1.11)      (0.92)      (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $  11.84    $  10.99    $  11.10
--------------------------------------------------------------------------------
Total Return                                   18.68%       9.32%       2.91%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $139,269    $ 35,097    $ 10,306
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.73%       0.76%       0.86%+
   Net investment income                        9.90        9.98       10.28+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           78%         72%         60%
================================================================================

(1)   For the period from April 28, 1995 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
30                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year:

Class Z Shares                                1997(1)        1996        1995(2)         1994         1993(3)
=============================================================================================================
Net Asset Value, Beginning of Year          $   10.99     $   11.09    $   11.16      $   12.01     $   11.03
-------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         1.12          1.11         1.11           1.10          0.79
   Net realized and unrealized gain (loss)       0.80         (0.10)       (0.03)         (0.80)         1.07
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.92          1.01         1.08           0.30          1.86
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (1.11)        (1.11)       (1.08)         (1.15)        (0.88)
   Capital                                         --            --        (0.07)            --            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.11)        (1.11)       (1.15)         (1.15)        (0.88)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   11.80     $   10.99    $   11.09      $   11.16     $   12.01
-------------------------------------------------------------------------------------------------------------
Total Return                                    18.29%         9.42%       10.55%          2.37%        17.47%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $     104     $   7,158    $   9,917      $  11,370     $  26,112
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.75%         0.77%        0.86%          0.77%         0.81%+
   Net investment income                         9.88          9.98        10.28           9.61          9.88+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            78%           72%          60%            98%           95%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) On November 7, 1994, the former Class C shares were renamed Class Z shares.

(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 31

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. As to securities sold and purchased but not delivered and received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
September 15, 1997


--------------------------------------------------------------------------------
32                                            1997 Annual Report to Shareholders

SMITH BARNEY
HIGH INCOME FUND


Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman


Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
Smith Barney Mutual Funds Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank, N.A.


Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is for the information of shareholders of Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY
---------------------------------------

      A Member of TravelersGroup [LOGO]


SMITH BARNEY
HIGH INCOME FUND
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD0429 9/97